                            PARTICIPATION AGREEMENT




                                     AMONG

                               SMART & FINAL INC.
                                   AS LESSEE,

                        SMART & FINAL STORES CORPORATION
                      AS SUBLESSEE AND CONSTRUCTION AGENT,

                        SMART & FINAL REALTY TRUST 1998
                                   AS LESSOR,

                            WILMINGTON TRUST COMPANY
                                  AS TRUSTEE,

                         CREDIT LYONNAIS LEASING CORP.
                                  AS INVESTOR,

                              LENDERS PARTY HERETO
                                   AS LENDERS

                                      AND

                       CREDIT LYONNAIS LOS ANGELES BRANCH
                                    AS AGENT





                            DATED AS OF MAY 20, 1998

                            PARTICIPATION AGREEMENT

                               TABLE OF CONTENTS

ARTICLE I. DEFINITIONS......................................................................  2

ARTICLE II. INITIAL CLOSING; ADVANCES; GENERAL PROVISIONS...................................  2

     Section 2.1. Initial Closing; Effectiveness of Agreement...............................  2
     Section 2.2. Agreement to Acquire and Lease and Make Advances..........................  2
     Section 2.3. Participation by Lenders..................................................  2
     Section 2.4. Participation by Investor.................................................  2
     Section 2.5. Advance Dates.............................................................  3
     Section 2.6. Fees Payable by Lessee....................................................  5
     Section 2.7. Payments to Participants..................................................  5
     Section 2.8. Nature of Transaction.....................................................  6
     Section 2.9. Computations..............................................................  6
     Section 2.10. Maturity Date Extension..................................................  6
     Section 2.11. Highest Lawful Rate......................................................  7
     Section 2.12. Commitment Reduction.....................................................  8

ARTICLE III. CONDITIONS TO ADVANCES AND COMPLETION..........................................  9

     Section 3.1. Conditions to All Advances................................................  9
     Section 3.2. Conditions to Acquisition of Site......................................... 11
     Section 3.3. Conditions Precedent to Advances for Construction Costs................... 13
     Section 3.4. Conditions to Substantial Completion...................................... 14
     Section 3.5. Conditions Precedent to Final Advances.................................... 16

ARTICLE IV. REPRESENTATIONS AND WARRANTIES.................................................. 17

     Section 4.1. Representations and Warranties of Lessee Parties.......................... 17
     Section 4.2. Representations and Warranties of each Lender............................. 24
     Section 4.3. Representations and Warranties of Lessor.................................. 25
     Section 4.4. Representations and Warranties of Agent................................... 27
     Section 4.5. Representations and Warranties of Investor................................ 28
     Section 4.6. Representations and Warranties of Trustee................................. 29

ARTICLE V. COVENANTS OF LESSEE PARTIES...................................................... 30

     Section 5.1. Further Assurances........................................................ 30
     Section 5.2. Basic Reporting Requirements of the Lessee and Sublessee.................. 30
     Section 5.3. Inspection................................................................ 31
     Section 5.4. Consolidation, Merger, Sale............................................... 31
     Section 5.5. Consolidated Tangible Net Worth........................................... 31
     Section 5.6. Consolidated Cash Flow Ratio.............................................. 32
     Section 5.7. Payment Priority.......................................................... 32
     Section 5.8. Restricted Payments....................................................... 32
     Section 5.9. Subsidiary Ownership...................................................... 32

     Section 5.10. Insurance................................................................ 32
     Section 5.11. Books and Records........................................................ 33
     Section 5.12. Tax and Other Payments................................................... 33
     Section 5.13. Environmental Matters.................................................... 33
     Section 5.14. Notices.................................................................. 34
     Section 5.15. Corporate Existence...................................................... 35
     Section 5.16. Construction Matters; Changes............................................ 35
     Section 5.17. Guaranty................................................................. 35
     Section 5.18. Liens.................................................................... 35
     Section 5.19. Change of Name or Address................................................ 35
     Section 5.20. Securities............................................................... 36
     Section 5.21. Interest Rates........................................................... 36
     Section 5.22. Appraisals............................................................... 36
     Section 5.23. Environmental Audits..................................................... 36
     Section 5.24. Additional Compensation in Certain Circumstances......................... 36
     Section 5.25. Demolition............................................................... 38
     Section 5.26. Year 2000................................................................ 38

ARTICLE VI. OTHER COVENANTS AND AGREEMENTS.................................................. 38

     Section 6.1. Agent under Operative Documents........................................... 38
     Section 6.2. Covenants of Lessor and Participants...................................... 38
     Section 6.3. Restrictions on and Effect of Transfer by any Participant................. 39
     Section 6.4. Covenants and Agreements of Lenders....................................... 41
     Section 6.5. Future Participants....................................................... 42
     Section 6.6. Prepayment by Lessor...................................................... 42
     Section 6.7. Foreclosure against Lessor................................................ 42

ARTICLE VII. INDEMNIFICATION................................................................ 42

     Section 7.1. General Indemnification................................................... 42
     Section 7.2. General Tax Indemnity..................................................... 44
     Section 7.3. Withholding Tax Exemption................................................. 47
     Section 7.4. Gross Up.................................................................. 48

ARTICLE VIII. THE AGENT..................................................................... 48

     Section 8.1. Appointment of Agent...................................................... 48
     Section 8.2. Reliance.................................................................. 49
     Section 8.3. Refusal to Act............................................................ 49
     Section 8.4. Compensation of Agency.................................................... 49
     Section 8.5. Limitations............................................................... 49
     Section 8.6. Number of Counterparts.................................................... 50

ARTICLE IX. MISCELLANEOUS................................................................... 50

     Section 9.1. Survival of Agreements.................................................... 50
     Section 9.2. No Broker, etc............................................................ 50
     Section 9.3. Notices................................................................... 51
     Section 9.4. Counterparts.............................................................. 51

     Section 9.5. Amendments................................................................ 51
     Section 9.6. Headings, etc............................................................. 52
     Section 9.7. Parties in Interest....................................................... 52
     Section 9.8. GOVERNING LAW............................................................. 52
     Section 9.9. Payment of Transaction Costs and Other Costs.............................. 52
     Section 9.10. Severability............................................................. 53
     Section 9.11. Limited Liability........................................................ 53
     Section 9.12. Liabilities of Participants.............................................. 54
     Section 9.13. Liabilities of Agent..................................................... 54
     Section 9.14. Reproduction of Documents................................................ 54
     Section 9.15. Consideration for Consents to Waivers and Amendments..................... 54
     Section 9.16. Payment Directions....................................................... 55
     Section 9.17. Action of and Notices under Loan Agreement............................... 55
     Section 9.18. Submission to Jurisdiction; Waivers...................................... 55
     Section 9.19. Final Agreement.......................................................... 56
     Section 9.20. Confidentiality.......................................................... 56

                 APPENDICES
                 ----------
APPENDIX 1       Definitions
APPENDIX 2       Conditions Precedent to Document Closing Date

                 SCHEDULES
                 ---------
SCHEDULE I       Site Description
SCHEDULE II      Investor and Lender Commitments
SCHEDULE III     Addresses For Notice and Deliveries; Wire Instructions
SCHEDULE 3.2(a)  Filings and Recordings
SCHEDULE 4.1(a)  Jurisdiction
SCHEDULE 4.1(b)  Governmental Actions
SCHEDULE 4.1(s)  ERISA Plans

             EXHIBITS
             --------
EXHIBIT A    Form of Lease and Memorandum of Lease and Agreement
EXHIBIT B    Form of Sublease
EXHIBIT C    Form of Loan Agreement and Notes
EXHIBIT D    Form of Trust Agreement and Trust Certificates
EXHIBIT E    Form of Advance Request
EXHIBIT F    Form of Guaranty
EXHIBIT G    Form of Investor's Letter
EXHIBIT H    Form of Collateral Assignment of Construction Agency Agreement
EXHIBIT I    Form of Collateral Assignment of Purchase Agreement
EXHIBIT J    Form of Mortgage
EXHIBIT K-1  Form of Opinion of In-House Counsel to Lessee
EXHIBIT K-2  Form of Opinion of Counsel to Trust Company
EXHIBIT L    Form of Officer's Certificates
EXHIBIT M    Form of Assignment and Assumption by Participant

                            PARTICIPATION AGREEMENT

          THIS PARTICIPATION AGREEMENT dated as of May 20, 1998 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), is among SMART & FINAL INC., as Lessee, SMART & FINAL STORES CORPORATION, as Sublessee and Construction Agent, SMART & FINAL REALTY TRUST 1998, as Lessor, WILMINGTON TRUST COMPANY, as Trustee, CREDIT LYONNAIS LEASING CORP., as Investor, financial institutions party hereto from time to time, as Lenders, and CREDIT LYONNAIS LOS ANGELES BRANCH, a branch duly licensed under the laws of the State of California as a banking corporation organized and existing under the laws of the Republic of France, as Agent for the benefit of itself and Lenders.

                               W I T N E S E T H:

          WHEREAS, Lessor desires to have financing for the acquisition of the Land Interest and the improvements thereon, for the acquisition and construction of the New Facility to be constructed thereon, and Transactions Costs incurred in connection therewith;

          WHEREAS, pursuant to the terms hereof and the other Operative Documents (i) Lessor shall purchase the Land Interest (as described on Schedule
                                                                       --------
I) and the existing Facilities and other improvements thereon (collectively, the
-
"Site") from Certified Grocers of California, Ltd., (ii) Construction Agent shall cause the construction of the New Facility on the Site and shall apply Advances from Lessor to pay the costs thereof, (iii) Lessee shall lease the Site from Lessor for the Lease Term pursuant to the Lease in the form attached hereto as Exhibit A, and (iv) Sublessee shall sublease the Site from Lessee pursuant to
   ---------
the Sublease in the form attached hereto as Exhibit B;
                                            ---------

          WHEREAS, Lessor agrees to have Advances made for the purpose of acquiring the Site, funding the construction of the New Facility and funding Transaction Costs, pursuant to the terms and conditions hereof and the other Operative Documents;

          WHEREAS, Lessor wishes Investor to contribute Advances, and Investor is willing to make contributions in Lessor, pursuant to the terms and conditions hereof and the other Operative Documents; and

          WHEREAS, Lessor wishes to obtain, and Lenders are willing to provide, Advances, pursuant to the terms and conditions hereof, the Loan Agreement and in the other Operative Documents.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

          Unless the context shall otherwise require, capitalized terms defined in Appendix 1 shall have the meanings assigned thereto for all purposes hereof.
   ----------

                                  ARTICLE II.
                 INITIAL CLOSING; ADVANCES; GENERAL PROVISIONS

     Section 2.1.  Initial Closing; Effectiveness of Agreement.  This Agreement
                   -------------------------------------------
shall become effective (the "Document Closing Date") as of the date above first written, which is the date all the conditions precedent thereto set forth in Appendix 2 hereto shall have been satisfied or waived as set forth therein.
----------

     Section 2.2.  Agreement to Acquire and Lease and Make Advances.  As of the
                   ------------------------------------------------
date hereof, (i) Lessor and Lessee shall enter into the Lease pursuant to which Lessor shall lease the Site to Lessee, and (ii) Lessor and Construction Agent shall enter into the Construction Agency Agreement pursuant to which Lessor shall appoint Construction Agent to construct the New Facility on a portion of the Site on the terms and conditions herein and therein. On Advance Dates, pursuant to the terms and conditions set forth herein and the other Operative Documents, Lessor shall cause Advances to be made for the purposes of (i) acquiring the Site, (ii) funding costs of constructing the New Facility, and/or
(iii) funding Transaction Costs.

     Section 2.3.  Participation by Lenders.  Subject to the terms and
                   ------------------------
conditions of this Agreement and the other Operative Documents and in reliance on the representations and warranties of each of the parties hereto contained herein (or made pursuant hereto), on each Advance Date, Lenders shall finance ninety-six percent (96%) of each Advance, by Lenders making secured Loans to Lessor in an amount in immediately available funds on such Advance Date equal to each such Lender's Commitment Percentage of each such Advance, and in the aggregate not more than the amount of such Lender's Commitment as set forth on
Schedule II hereto. The aggregate of all Loans shall not exceed either
-----------
ninety-six percent (96%) of the aggregate of all Advances or the total of all Lenders' Commitment Amounts set forth in Schedule II. Pursuant to the
                                         -----------
terms of the Loan Documents, Lenders shall receive interest accrued on the outstanding Loans, on each Payment Date. The Loans shall be evidenced by Notes issued to Lenders pursuant to the terms of the Loan Agreement (which shall be substantially in the form of Exhibit C).
                             ---------

     Section 2.4.  Participation by Investor. Subject to the terms and
                   -------------------------
conditions of this Agreement and the other Operative Documents and in reliance on the representations and warranties of each of the parties hereto contained herein (or made pursuant hereto), on each Advance Date, Investor shall make an investment in Lessor (each, an "Investor Contribution") in an amount in immediately available funds on such Advance Date equal to Investor's Commitment Percentage of the Advance being made on such Advance Date as set forth in
Schedule II. The aggregate of all Investor Contributions shall not exceed four
-----------
percent (4%) of all Advances or the total of Investor's Commitment Amount set forth in Schedule II. In consideration of the Investor Contributions, Investor
         -----------
shall be entitled to be paid the Yield on the Investor Contributions on each Payment Date. Each Investor Contribution shall be evidenced by one or more Trust Certificates issued in accordance with the Trust Agreement (which shall be substantially in the form of Exhibit D).
                             ---------

     Section 2.5.  Advance Dates. (a) Notices and Advance. At least five (5)
                   -------------      -------------------
Business Days prior to each Advance Date, Lessee or Construction Agent (in connection with Advances made for construction costs) shall deliver to Lessor and Agent an irrevocable written notice substantially in the form of Exhibit E
                                                                     ---------
(an "Advance Request"), setting forth, inter alia:
                                       ----- ----

               (i)   the proposed Advance Date;

               (ii)  the amount of the proposed Advance;

               (iii) in the case of an Advance to fund any portion of the cost of constructing the New Facility, a description of the work so funded and the identity of the provider thereof;

               (iv) in the case of an Advance to fund any Transaction Costs, a description of such Transaction Costs; and

               (v)   wire transfer instructions for the disbursement of funds.

All documents and instruments required to be delivered on any Advance Date (other than the Document Closing Date) shall be delivered at the offices of Lessor and Agent set forth on Schedule III. On the scheduled Advance Date, and
                              ------------
subject to the terms and conditions of this Agreement, and upon receipt of funds by Lessor from Lenders and Investor sufficient therefor, Lessor shall deliver or cause to be delivered the requested Advance. Subject to Section 3.5, each
                                                         -----------
Advance shall not be less than One Million Dollars ($1,000,000.00).

          (b) Deemed Request.  Notwithstanding the foregoing, during the
              --------------
Construction Period, on each date which is one (1) Business Day prior to any date on which a Participant is entitled to an interest payment or a payment on account of Yield, if an Advance Request has not already been delivered pursuant thereto, the Construction Agent shall be deemed to have requested that each Participant make an Advance in an amount equal to the amount so due, due and payable on such date to each such Participant solely for the purpose of paying such amount, and no Advance Request shall be required.

          (c) Commitment Limits.  The amount of any Loan or Loans made by any
              -----------------
Lender or any Investor Contribution or Contributions by Investor, with respect to any Advance or the aggregate of all Advances, shall not exceed such Participant's Commitment Percentage with respect to such Advance or the aggregate Advances, respectively. The aggregate amount disbursed by each Participant shall not exceed its respective Commitment Amount. The aggregate amount disbursed by the Participants hereunder shall not exceed the aggregate Commitment Amounts. As of the last day of the Commitment Period, the aggregate Commitment Amounts shall be reduced to the aggregate Advances made and each Participant's Commitment Amount shall be reduced pro rata based upon each such Participant's Commitment Percentage. As of such date, Lessor shall deliver a revised Schedule III to all parties hereto.
        ------------

          (d) Appraised Value Limitations.  In no event shall the aggregate
              ---------------------------
amount disbursed by the Participants in respect of the Site exceed one hundred ten percent (110%) of the appraised value of the Site on an "as completed" basis on the Completion Date, as set forth in the Appraisal delivered pursuant to

Appendix 2 or Section 5.21.
----------    ------------

          (e) Advance Dates.  Prior to the termination of the Commitment Period
              -------------
and subject to the other terms herein and the other Operative Documents, there shall be no limit on the number of Advance Dates.

          (f) Obligations Several.  Other than with respect to Lessee, Sublessee
              -------------------
and any other Lessee Party, the obligations of the parties hereto or elsewhere in the Operative Documents shall be several and not joint; and no party shall be liable or responsible for the acts or defaults of any other party hereunder or under any other Operative Document. With respect to Lessee, Sublessee and any other Lessee Party, each of their respective obligations shall be joint and several.

          (g) Termination of Commitment.  Notwithstanding anything in this
              -------------------------
Agreement to the contrary, no party hereto shall be obligated to make any fundings pursuant to this Agreement after 5:00 P.M., New York time, on August 31, 1998 (for the initial Advance), and one year anniversary following the Document Closing Date (for any subsequent Advances), and no Advance Date may occur following such latter date.

          (h) Postponement of Advance Date.  In the event that any Participant
              ----------------------------
shall make the funding requested pursuant to any Advance Request and the relevant Advance Date shall not have occurred on the date specified in such Advance Request, Lessee shall pay Lessor damages equal to interest on the amount funded by each Participant at the Assumed Interest Rate for the period from the date of each such Participant's Loan or Investor Contribution to the date such Loan or Investor Contribution is returned to such Participant or such Advance Date shall have occurred. Such damages shall be due and payable by Lessee upon the occurrence of such postponed Advance Date and such payment shall be an additional condition precedent to such Advance Date; provided, however, that no
                                                     --------  -------
additional Advance Request shall be required to be given if an Advance Date is postponed and thereafter timely consummated; and provided further that if such
                                                 -------- -------
Advance Date shall not have occurred by 3:00 p.m. (New York time) on the third
(3rd) Business Day following the funding by the Participants in respect thereof, then all such damages shall be due and payable on such date, and Lessor (or Agent on its behalf, as the case may be) shall refund to each Participant all amounts funded by such Participant and all accrued interest allocable to such Participant.

          (i) Notes; Trust Certificates Notations.  Each Participant is hereby
              -----------------------------------
authorized to record the date and amount of each Advance made by such Participant, each continuation thereof, the date and amount of each payment or repayment of principal or Investor Contribution thereof (as the case may be) and the length of each Interest Period with respect thereto, on a grid annexed to and constituting a part of each Note or Trust Certificate held by such Participant, and/or the records of Agent, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded absent manifest error; provided, however, that the failure
                       --------  -------
to make any such recordation or any error in such recordation shall not affect the obligation of Lessor under any Note or Trust Certificate or the obligation of Lessee to pay Rent.

          (j) Construction Advances.  Construction Agent shall establish and
              ---------------------
maintain at a depository institution satisfactory to Agent a deposit account into which any Advances made in order to fund any portion of the cost of constructing the Facility shall be directly paid.

          (k) Interest and Yield on Advances; Interest Periods.  Interest and
              ------------------------------------------------
Yield on each Advance shall be Base Rate or LIBO Rate, whichever is applicable, plus the Applicable Margin for the period from the date of such Advance until such Advance has been repaid in full. For any Advance in which the rate has not been specified, the applicable rate shall be the Base Rate. Agent shall determine each interest rate or Yield applicable to Advances and other amounts due from time to time hereunder, all in accordance with the terms of this Agreement and the other Operative Documents. Agent shall give prompt notice to Lessor and Lenders of each rate of interest so determined, and its determination thereof shall be conclusive, absent manifest error. No more than six (6) Interest Periods shall be in effect at any time. For purposes of the preceding sentence, Loans and Investor Contributions of different types having the same Interest Period shall be deemed to have different Interest Periods.

     Section 2.6.  Fees Payable by Lessee.  Lessee shall pay to Lessor, for the
                   ----------------------
benefit of each Participant, a fully-earned, non-refundable Commitment Fee (the "Commitment Fee") for the period (the "Commitment Period"), commencing on the Document Closing Date and ending on the earlier of (i) the date of the final Advance pursuant to Section 3.5, (ii) the date in which the aggregate Advances
                    -----------
made equal the aggregate Commitment Amounts, and (iii) the first anniversary of the Document Closing Date, calculated using a rate per annum (based on a year of 360 days and actual days elapsed) equal to the Commitment Fee Factor for such day divided by 360 and multiplied by the amount (not less than zero) equal to the amount by which

               (i) the amount of such Participant's Commitment (after taking into account any reductions pursuant to Section 2.12) on each such day,
                                             ------------
     exceeds

               (ii) the aggregate funded amount of such Participant's Loans or Investor Contribution, as applicable.

          As used herein, the "Commitment Fee Factor" for a given day shall be equal to the Applicable Margin then in effect. Any change in the Applicable Margin shall become effective immediately. The Commitment Fee shall be due and payable for the preceding quarter (x) on each Payment Date in the Commitment Period, (y) on the date, if any, of each reduction of the amount of the Commitment on the amount so reduced, and (z) on the first Business Day after the end of the Commitment Period. From time to time upon receipt, Lessor will promptly deliver to the Participants their pro rata portions of such Commitment Fee in accordance with their respective Commitments.

     Section 2.7.  Payments to Participants.  The parties hereto agree that any
                   ------------------------
payment required to be made by Lessee to any Lenders, or by Lessor to any Lender out of amounts paid by Lessee to Lessor, pursuant to any Operative Document may be made directly to Agent on behalf of the applicable Lenders by Lessee in lieu of the corresponding payment required to be made by Lessee to such Lenders, pursuant to any Operating Document. A payment by Lessee to Agent shall be deemed to constitute the required payment from Lessee to Lender or any Lenders, with respect thereto.

     Section 2.8.  Nature of Transaction.  (a)  It is the intent of the parties
                   ---------------------
hereto that: (i) the transaction contemplated hereby constitutes an operating lease from Lessor to Lessee for purposes of Lessee's financial reporting, (ii) the transaction contemplated hereby preserves ownership in the Site to Lessee for purposes of Federal and state tax and bankruptcy, (iii) Lessee, pursuant to the Lease, grants a security interest or lien, as the case may be, in the Site and the other Collateral to Lessor, (iv) for purposes of Federal and state tax, the payment by Lessee of the portions of Basic Rent shall be treated as payments of interest, and the payment by Lessee of any amounts in respect of the Lease Balance shall be treated as repayments of principal, and (v) the Mortgage and other Collateral Documents create a lien and security interest in the Collateral, subject to certain limited exceptions. Nevertheless, Lessee acknowledges and agrees that none of Lessor, Agent nor any Participant has provided or will provide tax, accounting, regulatory or legal advice to Lessee regarding the Overall Transaction or made any representations or warranties concerning the tax, accounting, regulatory or legal characteristics of the Operative Documents or the Overall Transaction and that Lessee has obtained and relied upon such tax, accounting, regulatory and legal advice concerning the Operative Documents and the Overall Transaction as it deems appropriate.

          (b) Specifically, without limiting the generality of clause (a) above, but understanding that the parties' characterization is not the sole determinant of the issue, the parties hereto intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, relating to and arising out of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State thereof affecting Lessee, Lessor, Agent or any Participant or any enforcement or collection actions, the transactions evidenced by the Operative Documents are loans made by unrelated third parties to Lessee secured by the Site and other Collateral.

     Section 2.9.  Computations.  For all purposes under the Operative
                   ------------
Documents, all computations of interest, Yield, Commitment Fees and other accrued amounts (including the Overdue Rate) shall be made on the basis of actual number of days elapsed in a 360-day year, except as otherwise specifically provided in any Operative Document.

     Section 2.10.  Maturity Date Extension.
                    -----------------------

          (a)  Final Maturity Date Extension.
               -----------------------------

               (i) Pursuant to Section 6.1 of the Lease, so long as no Lease Default or Lease Event of Default shall have occurred and be continuing at the time Lessee delivers the Extension Request and at the commencement of the applicable Extension Term, and such request is timely made pursuant to
     Section 6.1 of the Lease, Lessee may request that Lessor, Agent and Participants extend the Lease and the related financing by

     Participants for an Extension Term (such request by Lessee is herein called the "Extension Request"). Lessor, Agent and Participants shall have up to thirty (30) days prior to the then-existing Final Maturity Date to inform Agent whether such Person, in its sole and absolute discretion, agrees to such Extension Request. Failure of any such party to indicate its acceptance or rejection by such time shall be deemed to constitute such party's rejection thereof. If any of Lessor, Agent or any Participant rejects such Extension Request, the date of the Final Maturity Date shall not be extended or changed. Subject to the terms and conditions hereof and the Lease, Lessee may make up to ten (10) of such Extension Requests.

               (ii) If at any time after Lessee shall have made an Extension Request and prior to the commencement of the Extension Term, a Lease Default or Lease Event of Default shall have occurred, then Lessee's rights under this Section shall automatically terminate and Lessee shall not be entitled to the Extension Term.

          (b) General.  Lessee hereby agrees to pay all costs and expenses
              -------
(including legal fees and expenses) incurred by Lessor, Agent and Participants in connection with the provisions of this Section.

     Section 2.11.  Highest Lawful Rate.  It is the intention of the parties
                    -------------------
hereto to conform strictly to applicable usury laws and, anything herein to the contrary notwithstanding, the obligations of (a) Lessee to Lessor and any other Person under this Agreement and the other Operative Documents, (b) Lessor to Participants and any other Person under this Agreement, the Notes and the other Operative Documents and (c) either Lessee or Lessor or any other party under any Operative Document, shall be subject to the limitation that payments of interest or of other amounts constituting interest under Applicable Laws and Regulations shall not be required to the extent that receipt thereof would be in excess of the Highest Lawful Rate (as defined below), or otherwise contrary to provisions of law applicable to the recipient limiting rates of interest which may be charged or collected by the recipient. Accordingly, if the transactions or the amount paid or otherwise agreed to be paid for the use, forbearance or detention of money under this Agreement, the Lease, the Loan Documents and any other Operative Document would exceed the Highest Lawful Rate or otherwise be usurious under Applicable Laws and Regulations (including, without limitation, the federal and state laws of the United States of America, or of any other jurisdiction whose laws may be mandatorily applicable) with respect to the recipient of any such amount then, in that event, notwithstanding anything to the contrary in this Agreement, the Lease, the Loan Documents or any other Operative Document it is agreed as follows as to the recipient of any such amount:

          (a) the provisions of this Section shall govern and control over any other provision in this Agreement, the Lease, the Loan Documents and any other Operative Document, and each provision set forth therein is hereby so limited;

          (b) the aggregate of all consideration which constitutes interest under Applicable Laws and Regulations that is contracted for, charged or received under this Agreement, the Lease, the Loan Documents or any other Operative Document shall under no circumstances exceed the maximum amount of interest allowed by Applicable Laws and

Regulations, excluding any conflicts law (or, if and to the extent required by the Applicable Laws and Regulations), (such maximum lawful interest rate, if any, herein called the "Highest Lawful Rate"), it being the intention of the parties that the Applicable Laws and Regulations of the State of New York, excluding any conflicts laws, shall govern the determination of the Highest Lawful Rate. All amounts owed under this Agreement, the Lease, the Loan Documents and any other Operative Document shall be held subject to reduction with respect thereto and (i) the amount of interest which would otherwise be payable to the recipient hereunder and under the Lease, the Loan Documents and any other Operative Document shall be automatically reduced to the amount allowed under Applicable Laws and Regulations and (ii) any unearned interest paid in excess of the Highest Lawful Rate shall be credited to the payor by the recipient (or, if such consideration shall have been paid in full, refunded to the payee);

          (c) all sums paid, or agreed to be paid for the use, forbearance and detention of the money under this Agreement, the Lease, the Loan Documents or any other Operative Document shall, to the extent permitted by Applicable Laws and Regulations, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform throughout the full term thereof;

          (d) if at any time the interest, together with any other fees, late charges and other sums payable pursuant to or in connection with this Agreement, the Lease, the Loan Documents and any other Operative Document and deemed interest under Applicable Laws and Regulations, exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest and any such fees, charges and sums to accrue to the recipient of such interest, fees, charges and sums pursuant to the Operative Documents shall be limited, notwithstanding anything to the contrary in the Operative Documents to that amount which would have accrued at the Highest Lawful Rate for the recipient, but any subsequent reductions, as applicable, shall not reduce the interest to accrue pursuant to the Operative Documents below the recipient's Highest Lawful Rate until the total amount of interest payable to the recipient (including all consideration which constitutes interest) equals the amount of interest which would have been payable to the recipient (including all consideration which constitutes interest), plus the amount of fees which would have been received but for the effect of this Section.

     Section 2.12.  Commitment Reduction.  At the option of Lessee, from time
                    --------------------
to time, exercisable by written notice to Agent, Lessee may request Investor and Lenders to cancel the aggregate unused portion of the Participants' Commitments, and Agent shall notify the Lenders of such request. The Participants shall each cancel the unused portion of their respective Commitments, and Lessor shall deliver a revised Schedule II to all Parties hereto subject to the
                  -----------
following provisions:

               (i) Such notice from Lessee shall specify the aggregate amount of such reduction for all Participants, which amount shall be One Million Dollars ($1,000,000) or an integral multiple thereof;

               (ii) Such notice shall specify the effective date of such reduction, such effective date to be a date not earlier than five (5) Business Days after the date of such notice;

               (iii) The remaining unused portion of the Commitments, after giving effect to such reduction, shall be sufficient to fully fund the remaining construction costs to be funded under this Agreement and the other Operative Documents, and Lessee and Construction Agent shall so certify in such notice; and

               (iv) Any reduction of the unused portions of Commitments shall be made pro rata among the Participants based upon the respective amounts of the Commitments.

                                  ARTICLE III.

                     CONDITIONS TO ADVANCES AND COMPLETION

     Section 3.1.  Conditions to All Advances. The obligation of each
                   --------------------------
Participant to perform its obligations on any Advance Date shall be subject to the fulfillment to the reasonable satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to Lessor and Agent or, where expressly provided below, the Required Lenders), or the waiver in writing by, Lessor and Agent (at the direction of Required Lenders) of the conditions precedent set forth in this Section (in addition to the conditions precedent set forth in Section 3.2, 3.3 or 3.5, as applicable) on
                                      -----------------------
or prior to such Advance Date (except that the obligation of any party hereto shall not be subject to such party's own performance or compliance):

          (a) Advance Request.  Except with respect to Advances made pursuant to
              ---------------
Section 2.5(b), Lessee or Construction Agent shall have delivered an Advance
--------------
Request conforming with the requirements of Section 2.5 in respect of the
                                            -----------
proposed Advance Date.

          (b) Performance.  Each party to any Operative Document shall have
              -----------
performed and complied with all agreements and conditions contained herein and in any other Operative Document to which it is a party required to be performed or complied with by it on or prior to such Advance Date. Without limiting the foregoing, each Participant shall have funded the full amount to be funded by such Participant on such Advance Date, as described in Article II.
                                                       ----------

          (c) Consents and Approvals.  All material Governmental Actions and
              ----------------------
other approvals and consents required to be taken, given or obtained, as the case may be, by or from any Government Authority or another Person, that are necessary or, in the reasonable opinion of Lessor and Agent or counsel to Lessor and Agent, advisable in connection with the execution, delivery and performance of the Operative Documents, shall have been taken, given or obtained as the case may be (subject to the provision of Section 4.1(o) that no required building or
                                    --------------
use-related permit, approval or consent material to the use and operation of the Site need be obtained prior to the date on which such permit, approval or consent is or becomes necessary), shall be in full force and effect and the time for appeal with respect to any thereof shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise).

          (d) Litigation.  No action or proceeding shall have been instituted or
              ----------
threatened, nor shall any governmental action be instituted or threatened before any Governmental

Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain enjoin or prevent the performance of this Agreement or any transaction contemplated hereby or by and other Operative Document or which is reasonably likely to have a Material Adverse Effect.

          (e) Representations and Warranties True; Absence of Defaults and
              ------------------------------------------------------------
Material Adverse Effect.  Each representation and warranty of any Lessee Party
-----------------------
contained herein or in any other Operative Document shall be true and correct in all material respects as though made on and as of such Advance Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date. No Lease Default and no Lease Event of Default shall have occurred and be continuing. Since January 5, 1998, no event which is reasonably likely to have a Material Adverse Effect shall have occurred.

          (f) Officer's Certificate of Lessor.  On each Advance Date (except for
              -------------------------------
Advance Dates solely as a result of Section 2.5(b)), Lessor and Agent shall have
                                    --------------
received an Officer's Certificate of Lessor, dated such Advance Date, stating that (a) each and every representation and warranty of Lessor contained in the Operative Documents to which it is a party is true and correct in all material respects on and as of such Advance Date as though made on and as of such Advance Date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, (b) it has duly performed and complied with all agreements and conditions herein and in any other Operative Document required to be performed or complied with by it on or prior to such Advance Date and (c) each Operative Document to which it is a party is in full force and effect with respect to it.

          (g) Transaction Costs.  Lessee shall have paid all Transaction Costs
              -----------------
invoiced through such Advance Date or otherwise payable pursuant to the Fee Letter to the parties to whom such Transaction Costs are payable (or shall have requested payment thereof pursuant to the Advance Request). Payments shall be made by wire transfer of immediately available funds, with such wire transfer being made to the account specified on the Advance Request.

          (h) Proceedings Satisfactory, Etc.  All proceedings taken in
              -----------------------------
connection with such Advance Date and all documents relating thereto shall be reasonably satisfactory to Lessor and Agent and counsel to Lessor and Agent, and Lessor and Agent and counsel to Lessor and Agent shall have received copies of such documents as each may reasonably request in connection therewith, all in form and substance reasonably satisfactory to Lessor and Agent and such counsel.

          (i) Taxes.  All taxes, charges, fees and costs, if any, payable in
              -----
connection with the execution, delivery, recording and filing of the Operative Documents and the transactions contemplated to be consummated on each Advance Date shall have been paid in full, or arrangements for such payment shall have been made to the satisfaction of Lessor and Agent.

          (j) Post-Closing Environmental Compliance Activities.  For any
              ------------------------------------------------
Advances to be made more than thirty (30) days after the completion of the removal of all Facilities and Improvements existing at the Site as of the Site Acquisition Date, and, in any event, for any Advances after September 30, 1998, Lessor and Agent shall have received a report (the

"Environmental Compliance Report"), in form and substance satisfactory to Lessor and Agent, that confirms that the recommendations for additional investigation and remedial work contained in the Giles Environmental Report have been satisfied in accordance with applicable Environmental Laws and to the satisfaction of Lessor and Agent.

          (k) Demolition.  With respect to Advances to be made one hundred
              ----------
eighty (180) days after the Document Closing Date, all Facilities and Improvements at the Site as of the Site Acquisition Date shall have been demolished and removed in compliance with all Applicable Laws and Regulations and to the satisfaction of Lessor and Agent.

          (l) Other.  Lessee shall deliver or cause to be delivered such other
              -----
documents, agreements, certificates or information as may be reasonably requested by Agent, Lessor or any Participant.

     Section 3.2.  Conditions to Acquisition of Site.  The obligation of each
                   ---------------------------------
Participant to perform its obligations in connection with the acquisition of the Site by Lessor (the "Site Acquisition Date") shall in each case be subject to the fulfillment to the reasonable satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to Lessor and Agent or, where expressly provided below, the Required Lenders), or the waiver in writing by, Lessor and Agent (at the direction of Required Lenders) of the conditions precedent set forth in this Section (in addition to the conditions precedent set forth in Section 3.1) on or prior to such Advance
                                      -----------
Date (except that the obligation of any party hereto shall not be subject to such party's own performance or compliance):

          (a) Filings and Recordings.  All filings or recordings enumerated and
              ----------------------
described in Schedule 3.2(a) hereof, as well as all other filings and recordings
             ---------------
necessary or advisable, including precautionary financing statements, in the opinion of Lessor and Agent or counsel to Lessor and Agent, to perfect the rights, titles and interests of Lessor, the Participants and Agent intended to be created by the Operative Documents shall have been made, or shall have been arranged to be made promptly thereafter, in the appropriate places or offices, including any recordings and filings necessary to create, perfect, preserve and protect (i) Lessor's interest in the Land Interest, the Facilities and any other property and interests included in the Collateral and the rights of Lessor, Agent and Participants under the Operative Documents, and (ii) a first mortgage lien on the Land Interest and Facilities included in the Collateral, subject in both cases, to Permitted Exceptions. All recording and filing fees and taxes with respect to any recordings or filings made pursuant to this Section shall have been paid in full, and satisfactory evidence thereof shall have been delivered to Lessor and Agent, or arrangements for such payment shall have been made to the satisfaction of Lessor and Agent.

          (b) Title Insurance.  Lessor shall have received from the Title
              ---------------
Insurance Company its ALTA 1992 extended coverage owner's policy of title insurance, acceptable in form and substance to Lessor and Agent and their respective counsel (the "Lessor's Policy") (or a final hand-marked original thereof signed by the Title Insurance Company containing all of the provisions to be included in such policy by the Title Insurance Company, in which case Lessor shall receive a clean, final original of such policy within thirty (30)
days), insuring that Lessor has good and marketable title to the Site, subject to such exceptions to title as are reasonably acceptable to Agent, together with complete, legible copies of all encumbrances, maps and surveys of record. Said Lessor's Policy shall contain a special "alternative estates" endorsement (without priority) insuring the insured in the event of a future recharacterization of the transaction as a loan. Lessee shall have received from the Title Insurance Company its ALTA 1992 extended coverage leasehold policy of title insurance, insuring the creation of the leasehold estate and Lessee as the insured party thereunder, acceptable in form and substance to Lessee (the "Lessee's Policy") (or a final hand-marked original thereof signed by the Title Insurance Company containing all of the provisions to be included in such policy by the Title Insurance Company, in which case Lessee shall receive a clean, final original of such policy within (30) days), insuring that Lessee has good and marketable title to a leasehold estate in the Site, subject to exceptions to title as are reasonably acceptable to Lessee, together with complete, legible copies of all encumbrances, maps and surveys of record. Agent, for the benefit of itself and Lenders, shall have received from the Title Insurance Company its ALTA 1992 form of loan policy of title insurance (the "Loan Policy"; together with the Lessee's Policy and Lessor's Policy, the "Title Policies"), acceptable in form and substance to Agent and the counsel therefor, insuring Agent as the insured party thereunder and as a valid first priority mortgage lien against the Site, subject to such exceptions to title as are acceptable to Agent and the counsel therefor, together with complete, legible copies of all encumbrances, maps and surveys of record. The Title Policies shall be dated as of the Site Acquisition Date, shall be in an amount satisfactory to Agent, Lessor and Lessee, and, to the extent permitted under Applicable Laws and Regulations and to the extent applicable to each type of policy, shall (x) contain affirmative endorsements as to mechanics' liens, usury, doing business, zoning (with express parking coverage), easements and rights-of-way, comprehensive coverage, encroachments, rights of access, Subdivision Map Act, contiguity and survey matters, (y) delete the creditors' rights exclusion and the general exceptions to coverage, and (z) contain such other endorsements reasonably requested by Lessor, Lessee or Agent, as applicable.

          (c) Environmental Site Assessment.  Prior to the Site Acquisition
              -----------------------------
Date, Lessor and Agent shall have received the Giles Environmental Report. The Giles Environmental Report, shall contain recommendations with respect to additional investigation and remedial work that is necessary or desirable at the Site and shall be in form and substance satisfactory to Lessor, Agent and each Participant.

          (d) Zoning.  In the event that an ALTA 3.1 Zoning Endorsement (with
              ------
express parking coverage) was not obtained in connection with the Title Policies for the Site, Lessor and Agent shall receive a copy of the applicable zoning ordinance, special use permit or other Governmental Action covering the Site, and such evidence as Lessor or Agent may require (including, without limitation, the written certification of Lessee's certified professional engineer or registered architect or any other person satisfactory to Lessor and Agent or a zoning letter from the applicable Governmental Authority that the zoning of the Site is satisfactory and compatible with the Facilities located or to be constructed thereon).

          (e) Purchase Agreement and Deed .  Lessor and Agent shall have
              ----------------------------
received (i) a fully executed Purchase Agreement and related documents regarding the acquisition of the Site, together with (x) an Officer's Certificate of Lessee to the effect that such Purchase Agreement is complete and includes all existing amendments, modifications and riders, and (y) a Purchase

Agreement Assignment from Sublessee to Lessor, and a Collateral Assignment thereof to Agent and (ii) a Deed conveying to Lessor the Site.

          (f) Filings and Recordations.  Lessor and Agent shall have received
              ------------------------
evidence satisfactory to it that each of the filings or recordings identified on
Schedule 3.2(a) shall have been or is being recorded with the appropriate
---------------
Governmental Authorities in the order in which such documents are listed on

Schedule 3.2(a), including the UCC Financing Statements with respect to the
---------------
Facilities being acquired or constructed.

          (g) Insurance.  Insurance complying with the provisions of the Lease
              ---------
and the Construction Agency Agreement shall be in full force and effect as evidenced by certificates of insurance, broker's reports or insurance binders delivered to Lessor and Agent, in form and substance reasonably satisfactory to Lessor and Agent.

          (h) FIRPTA Affidavit.  Lessee shall have caused Seller to deliver to
              ----------------
Lessor and Agent either (i) a FIRPTA Affidavit in customary form or (ii) in the case of the Seller is a "foreign person" as defined in Section 1445 of the Code, evidence that a portion of the sales price to be paid to Seller has been withheld, if so required, in accordance with the provisions of the Code and the Regulations.

          (i) No Event of Loss, Condemnation or Event of Taking.  No Event of
              -------------------------------------------------
Loss shall have occurred, and no action shall be pending or threatened by a Governmental Authority to initiate a Condemnation or an Event of Taking.

          (j) Good Standing.  Lessee shall have delivered to Lessor and Agent a
              -------------
certificate issued by the office of the Secretary of State of the State of California, indicating that Lessee is a foreign corporation in good standing under the laws of such jurisdiction.

          (k) Outside Deadline.  Notwithstanding anything to the contrary herein
              ----------------
or in any other Operative Document, the Site Acquisition Date shall not occur after August 31, 1998.

     Section 3.3.  Conditions Precedent to Advances for Construction Costs.
                   -------------------------------------------------------
The obligation of each Participant to perform its obligations on any Advance Date for the payment of costs of construction of the New Facility shall be subject to the fulfillment to the reasonable satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to Lessor and Agent or, where expressly provided below, the Required Lenders), or the waiver in writing by, Lessor and Agent (at the direction of Required Lenders) of the conditions precedent set forth in this Section (in addition to the conditions precedent set forth in Sections 3.1 and
                                                              ----------------
3.2, as applicable) on or prior to such Advance Date (except that the obligation
---
of any party hereto shall not be subject to such party's own performance or compliance):

          (a) Building Plans and Architect's Agreement; Assignment.  Lessor
              ----------------------------------------------------
and/or Agent shall have received, upon request, the first page of a copy of the Plans and Specifications signed, and all other pages thereof initialed by as Construction Agent and Construction Agent's general contractor (if any) and, a copy of Construction Agent's agreement with the Architect, if any. Prior to the first Advance under this Section with respect to the New Facility, Agent shall receive an assignment from Lessee and Sublessee in favor of Lessor of the interest of Lessee and Sublessee in the Plans and Specifications and the Architect's Agreement relating to the New Facility, in the form required by the Construction Agency Agreement, and either (i) attached thereto is the Architect's written consent to such assignment, in the form required by the Construction Agency Agreement, or (ii) included in such assignment is a certification of Lessee and Sublessee that the applicable Architect's Agreement includes a provision in substance identical to such consent.

          (b) Construction Contract; Assignment.  Lessor and/or Agent shall have
              ---------------------------------
received, upon request, a copy of the general construction contract (if any) and a copy of each Construction Document entered into by or on behalf of Construction Agent or by Construction Agent's general contractor, as the case may be. Prior to the first Advance under this Section with respect to the New Facility, Agent shall receive an assignment from Lessee and Sublessee in favor of Lessor of the general construction contract (if any) relating to the New Facility and the Permits related thereto, in the form required by the Construction Agency Agreement, and either (i) attached thereto is the contractor's written consent to such assignment, in the form required by the Construction Agency Agreement, or (ii) included in such assignment is a certification of Lessee and Sublessee that the applicable Construction Documents include a provision in substance identical to such consent.

          (c) Budget; Schedule.  The unused Commitments will be sufficient to
              ----------------
complete the New Facility and the New Facility can be completed pursuant to the Construction Schedule delivered pursuant to Appendix 2 and prior to the one year
                                            ----------
anniversary following the Document Closing Date.

          (d) Lien Waivers; Disbursement Endorsements.  Agent shall have
              ---------------------------------------
received lien waivers, in form and substance reasonably satisfactory to Agent, from each contractor, subcontractor, supplier and materialmen which Construction Agent believes may receive total compensation for services rendered or materials supplied in connection with the construction of the related improvements of Two Hundred Fifty Thousand Dollars ($250,000) or more; each such lien waiver shall evidence that such contractor, subcontractor, supplier or materialmen has been paid in full for all work performed or materials supplied to the date of the request for such Advance, other than work which is the subject of such request. In addition, Agent shall have received a disbursement endorsement with respect to such Advance from the Title Insurance Companies.

     Section 3.4.  Conditions to Substantial Completion.  The Completion of the
                   ------------------------------------
New Facility shall be deemed to have occurred upon the satisfaction of the following conditions, and Lessee shall provide the following to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to Lessor and Agent or, where expressly provided below, the Required Lenders), or the waiver in writing by, Lessor and Agent (at the direction of Required Lenders), within thirty (30) days of substantial completion of the New Facility and prior to the final Advance with respect to the New Facility under Section 3.5:
                                  -----------

          (a) Architect's Certificate.  Construction Agent shall have furnished
              -----------------------
to Lessor and Agent, a certificate of the Architect substantially in a form acceptable to Lessor and Agent dated at or about the Completion Date and stating that the New Facility has been completed substantially in accordance with the Plans and Specifications and the New Facility is ready for occupancy; (ii) the New Facility, as so completed, complies in all material respects with all Applicable Laws and Regulations, and certifying that attached thereto is a true and correct copy of the "as-built" Plans and Specifications for the New Facility, and (iii) all licenses, permits and approvals of any Governmental Authority affecting the Site, including a final, unconditional certificate of occupancy, have been obtained from the necessary Governmental Authorities; provided that the certificate of occupancy
                                    --------
may be a temporary certificate of occupancy, in which event, Construction Agent hereby covenants to (x) obtain a final, unconditional certificate of occupancy within sixty (60) days after substantial completion of the New Facility and (y) promptly (and in any event prior to disbursement of the final Advance pursuant to Section 3.5) deliver to Lessor and Agent a true, correct and complete
   -----------
copy of such final, unconditional certificate of occupancy, certified by Construction Agent.

          (b) Construction Agent's Certificate; As-Built Survey; Title Insurance
              ------------------------------------------------------------------
Endorsements.  Construction Agent shall have furnished to Lessor and Agent true,
------------
correct and complete copies, certified by the Construction Agent, of the following:

               (i) an "as-built" ALTA survey of the Site, certified to Lessor, Agent and Participants, showing the location of the New Facility, the location of all points of access to the Site and the location of all easements affecting the Site, and certifying that there are no encroachments of the New Facility onto any easements affecting the Site or onto any adjoining property and that all applicable setback requirements and other restrictions have been complied with;

               (ii) a date-down endorsement, dated not earlier than the date of substantial completion of the New Facility, to the applicable Title Insurance Policy (or, if not available under the applicable state law, then such other evidence of the lack of recorded and unrecorded mechanics' liens affecting (or inchoate rights thereto which could affect) the Site as Lessor or Agent may request); and

               (iii) in the event that the applicable Title Insurance Policy is required to include an ALTA 3.0 zoning endorsement pursuant to the provisions of Section 3.2(d), a ALTA 3.1 Zoning Endorsement (with express
                   --------------
     parking coverage).

          (c) Construction Completion.  The construction of the New Facility
              -----------------------
shall have been completed substantially in accordance with the Plans and Specifications for the New Facility and all Applicable Laws and Regulations, and the New Facility shall be ready for occupancy and operation. All fixtures and other property contemplated under such Plans and Specifications to be incorporated into or installed in the New Facility shall have been incorporated or installed free and clear of all Liens, except for Permitted Liens.

          (d) Construction Agent Certification. Construction Agent shall have
              --------------------------------
furnished Lessor and Agent with a certification of Construction Agent to the effect that:

               (i) The representations and warranties of Lessee with respect to the Site set forth in Section 4.1(i) are true and correct in all material
                           --------------
     respects as of the Completion. All amounts owing to third parties for the construction of the New Facility have been paid in full (other than contingent obligations for which Construction Agent has made adequate reserves, including amounts funded to the Construction Agent pursuant to

     Section 3.5(a)).
     --------------

               (ii) No changes or modifications were made to the related Plans and Specifications after the Site Acquisition Date that materially and adversely effect the value, utility or economic useful life of such Site.

          (e) Searches.  Lessor and Agent shall have received a report, as of a
              --------
current date, prepared by a search company reasonably satisfactory to Lessor and Agent, of judgment liens, tax liens and Uniform Commercial Code filings with respect to Lessee and the Site filed of record with the applicable State filing offices in the jurisdiction where such Site is located and the State in which Lessee has its principal place of business.

     Section 3.5.  Conditions Precedent to Final Advances.  The obligation of
                   --------------------------------------
each Participant to perform its obligations on any Advance Date for the payment of the final disbursement of construction costs of the New Facility (following the Completion of construction thereon and the expiration of the Construction Period) shall be subject to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to Lessor and Agent or, where expressly provided below, the Required Lenders), or the waiver in writing by, Lessor and Agent (at the direction of Required Lenders) of the conditions precedent set forth in this Section (in addition to the conditions precedent set forth in Sections 3.1 and 3.3, as applicable) on or
                                      --------------------
prior to such Advance Date (except that the obligation of any party hereto shall not be subject to such party's own performance or compliance):

          (a) Funding of Punchlist Amount.  Provided that no Lease Default or
              ---------------------------
Lease Event of Default shall have occurred and be continuing, within thirty (30) days after Completion of the New Facility and prior to the termination date of the Commitments as set forth in Section 2.5(g), Construction Agent may request
                                --------------
in writing that Lessor request that the Participants fund the remaining cost to complete all "punchlist" items for the New Facility (the "Punchlist Amount"), in which event, Agent, on behalf of Lessor, shall make such request of the Participants. Such request shall include Construction Agent's certification of the Punchlist Amount. In such event, the Participants shall make an Advance in an amount equal to the lesser of (x) the Punchlist Amount and (y) the remaining unfunded portion of the aggregate Commitments. Any Advance made under this
Section 3.5(a), not to exceed One Million Dollars ($1,000,000), shall be paid to
--------------
Construction Agent. The amount of any Advance so funded to Construction Agent shall be deemed advanced by Participants hereunder and under the other Operative Documents as of the date so funded, and the Lease Balance shall be increased by such amount on the date so funded by Participants. Construction Agent shall cause all punchlist items to be completed within thirty (30) days after the expiration of the Construction Period for the Facility. Advances so funded shall be used by Construction Agent as needed, to fund the costs of construction for which the Advance was made.

          (b) Repayments of Unused Advances.  In the event any portion of an
              -----------------------------
Advance funded pursuant to Section 3.5(a) is not used by Construction Agent to
                           --------------
pay the costs of construction in connection with which such Advance was made, then Construction Agent shall have the obligation to cause any such excess funds to be remitted to Lessor on the first Payment Date not less than one hundred twenty (120) days after the expiration of the Construction Period, in which event, Lessor shall apply such amounts to repayment of the Loans and Investor Contribution pro rata, and the Lease Balance shall be adjusted accordingly.

          (c) Lessee Certification.  Upon completion of the punchlist items for
              --------------------
the New Facility, Construction Agent shall furnish Lessor and Agent with a certification of Construction Agent to the effect that:

               (i) The representations and warranties with respect to the Site set forth in Section 4.1(i) are true and correct as of the date of
                  --------------
     completion of all such punchlist items. All amounts owing to third parties for the construction of the New Facility have been paid in full (other than contingent obligations for which Lessee or Construction Agent has made adequate reserves).

               (ii) No changes or modifications were made to the Plans and Specifications after the date of the certification from Lessee specified in

     Section 3.4(d) that have had a Material Adverse Effect on the value, use or
     --------------
     useful life of the Site.

                                  ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

     Section 4.1.  Representations and Warranties of Lessee Parties.  As of the
                   ------------------------------------------------
date hereof, each Lessee Party makes the representations and warranties set forth in this Section to each of the other parties hereto.

          (a) Due Organization, etc.  Each Lessee Party is a corporation duly
              ---------------------
organized, validly existing and in good standing under the laws of the State of its incorporation, which states are identified on Schedule 4.1(a), and each
                                                  ---------------
Lessee Party has full corporate power and authority to conduct its business as presently and presently proposed to be conducted, to own or hold under lease its properties, to enter into and perform its obligations under each of the Operative Documents to which it is or is to be a party and each other agreement, instrument and document to be executed and delivered by it in connection with or as contemplated by the Operative Documents, and it is duly qualified as a foreign corporation authorized to do business and is in good standing in every jurisdiction in which its failure to be so qualified would have a Material Adverse Effect, which jurisdictions are identified on Schedule 4.1(a).
                                                      ---------------

          (b) Authorization; No Conflict.  The execution and delivery by each
              --------------------------
Lessee Party of each of the Operative Documents to which it is or is to be a party, and the performance by each Lessee Party of its obligations under such Operative Documents, have been duly authorized by all necessary corporate action on its part, and do not and will not: (i) contravene any Applicable Laws or Regulations currently in effect applicable to or binding on it or the Site; (ii) violate any provision of its charter or bylaws; (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement, or any other agreement or instrument to which such Lessee Party is a party or by which such Lessee Party or its properties may be bound or affected, which breaches or defaults may likely have, individually or in the aggregate, a Material Adverse Effect; (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by each Lessee Party (other than the security interests created pursuant to the Operative Documents); or (v) require any Governmental Action by any Governmental Authority, except for (a) the filings and recordings listed on Schedule 3.2(a)
                                                               ---------------
to perfect the rights of Lessor, the Participants and Agent intended to be created by the Operative Documents, and (b) those Governmental Actions required with respect to Lessee or any of its Affiliates listed on Schedule 4.1(b), each
                                                          ---------------
of which have been duly effected and are, or on the initial Advance Date will be, in full force and effect; and no Lessee Party is in default under or in violation of its charter or bylaws.

          (c) Enforceability, etc.  Each Operative Document to which a Lessee
              -------------------
Party is or is to be a party constitutes the legal, valid and binding obligation of such Lessee Party, enforceable against such Lessee Party in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

          (d) Litigation.  There is no action, proceeding or investigation
              ----------
pending or, to any Lessee Party's knowledge, threatened which questions the validity of the Operative Documents to which any Lessee Party is or is to be a party or any action taken or to be taken pursuant to the Operative Documents to which any Lessee Party is or is to be a party, and there is no action, proceeding or investigation pending or, to any Lessee Party's knowledge, threatened which, if adversely determined, may likely have a Material Adverse Effect.

          (e) Taxes.  Lessee has filed or caused to be filed all United States
              -----
Federal and all other material tax returns that are required to be filed by Lessee Parties, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessment received by any Lessee Party to the extent that such taxes have become due and payable except to the extent that taxes due, but unpaid, are being contested in good faith by a Lessee Party by appropriate action or proceeding and, to the extent (if any) that such taxes are not due and payable, a Lessee Party has established or caused to be established reserves that are adequate for the payment thereof in accordance with GAAP.

          (f) Rights in Respect of the Site.  No Lessee Party is a party to any
              -----------------------------
contract or agreement to sell any interest in the Site or any part thereof, other than pursuant to or in accordance with this Agreement and the Lease.

          (g) No Lease Default, Loss, etc.  As of each Advance Date, no Lease
              ---------------------------
Default, Lease Event of Default, Event of Loss, Condemnation or Casualty has occurred and is continuing; there is no action pending or, to the best of any Lessee Party's knowledge, threatened by a Governmental Authority to initiate a Condemnation; no condition exists that constitutes, or with the giving of notice or lapse of time or both would constitute an event of default by any Lessee Party under any material indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement or other material agreement or instrument to which such Lessee Party is a party or by which such Lessee Party or any of its properties may be bound, which, individually or in the aggregate with all such events of default, could have a Material Adverse Effect.

          (h) Chief Executive Office of Lessee.  The principal place of business
              --------------------------------
and chief executive office, as such terms are used in Section 9-103(3) of the UCC, of Lessee and Sublessee are each located at 4700 South Boyle Avenue, Los Angeles, California 90058.

          (i) Compliance With Law.  Except as otherwise set forth in the
              -------------------
Environmental Audit of the Site provided pursuant to Section 3.2(c) prior to
                                                     --------------
Lessor's acquisition of the Site, (i) Lessee has at all times complied and is in material compliance with and will comply with all Applicable Laws and Regulations, including all Environmental Laws, (ii) the Site and the intended use thereof by Lessee Parties and the respective agents, assignees, employees, invitees, lessees, licensees and tenants complies in all material respects with all Applicable Laws and Regulations (including all zoning and land use laws and Environmental Laws) and Insurance Requirements, except for any violations which would not have, individually or in the aggregate, a Material Adverse Effect on Lessee Party or the Site; and (iii) the existing Facilities on the Site do not encroach in any material manner onto any adjoining land (except as permitted by express written easements or as insured by appropriate title insurance). The Plans and Specifications have been or will be prepared in accordance with Applicable Laws and Regulations (including applicable Environmental Laws and building, planning, zoning, subdivision and fire codes, laws, rules and regulations), and the Facilities and the other improvements to be constructed on the Site will not encroach in any manner onto any adjoining land (except as permitted by express written easements or as insured by appropriate title insurance). Except as otherwise set forth in the Environmental Audit, there are no underground storage tanks at the Site, and no Lessee Party shall not cause or permit any underground storage tanks to be constructed or located at the Site. No Lessee Party will direct Lessor to acquire the Site, unless (x) the Site and operation and condition thereof shall comply with all Applicable Laws and Regulations, including all Environmental Laws, except for any violations which would not have, individually or in the aggregate, a Material Adverse Effect on any Lessee Party or the Site, and (y) no condition regarding Hazardous Materials exists on or with respect to the Site, except as otherwise set forth in the Environmental Audit.

          (j) Governmental Regulation.  No Lessee Party is an "investment
              -----------------------
company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended. No Lessee Party is subject to regulation as a "holding company," an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended. In addition, no Lessee Party is subject to regulation under the Federal Power Act, the Interstate Commerce Act or any other federal or state statute or regulation which may limit its ability to incur any obligations under the Operative Documents to which it is party or which may otherwise render all or any portion of such obligations unenforceable.

          (k) Subjection to Government Regulation.  None of Agent, Lessor nor
              -----------------------------------
any Participant will become (i) solely by reason of entering into the Operative Documents or consummation of the transactions contemplated thereby (other than upon exercise of remedies under the Lease or upon the expiration thereof) subject to ongoing regulation of its operations by any Governmental Authority having jurisdiction, or be required to hold any license, permit or approval, solely by reason of any Lessee Party's business activities or the nature of the Site; or (ii) except for regulation the applicability of which depends upon the existence of facts in addition to the ownership of, or the holding of any interest in, the Site or any interest therein upon the exercise of remedies under the Lease or Sublease or upon the expiration thereof, subject to ongoing regulation of its operations by any Governmental Authority having jurisdiction, or be required to hold any license, permit or approval, solely by reason of any Lessee Party's business activities or the nature of the Site.

          (l) Licenses, Registrations and Permits.  All material licenses,
              -----------------------------------
approvals, authorizations, consents, permits (including building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof and dedication, (collectively, the "Permits") required for (x) the use, treatment, storage, transport, disposal or disposition of any Hazardous Material on, at, under or from the Site during the construction of the New Facility thereon, (y) construction of the New Facility in accordance with the Plans and Specifications and the Construction Agency Agreement, and (z) the use and occupancy of the Site and for the operation thereof (including a certificate or certificates of occupancy for the Site or other legally equivalent permission to occupy the Site) have either been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, prior to commencing any such construction or use and operation, as applicable, except for those which will not likely cause a Material Adverse Effect. Lessee shall deliver to Agent, upon request, true, correct and complete copies of all Permits issued prior to the date that this representation is made or remade, as the case may be. Lessee, Construction Agent and its contractors have assigned to Lessor all of their respective interests in all such Permits, whether heretofore or hereafter issued.

          (m) Nature, Condition and Use of Site.  The Site consists of the Land
              ---------------------------------
Interest located at the location described in Schedule I, in the City of
                                              ----------
Commerce, California and the New Facility will be constructed pursuant to the Construction Agency Agreement. No notices, complaints or orders of violation or non-compliance or liability of any nature whatsoever have been issued or, to any Lessee Party's knowledge, threatened by any Governmental Authority with respect to the Site or any present or intended future use thereof, except for such violations and instances of non-compliance as would not be expected to have, individually or in the aggregate, a Material Adverse Effect on any Lessee Party or the Site, and no Lessee Party is aware of any circumstances which could give rise to the issuance of any such notices, complaints or orders. There are no material defects to any Facility, including the plumbing, heating, air conditioning and electrical systems thereof, and all water, sewer, electric, gas, telephone and drainage facilities required to adequately service the Facilities for their intended use will be available pursuant to adequate permits (including any that may be required under applicable Environmental Laws).

          (n) Utility Services.  The Site has available all material utilities
              ----------------
necessary for use and operation of the Facilities thereon for their primary intended purposes and means of access between the Facilities and public highways for pedestrians and motor vehicles. All utilities serving the Site, or proposed to serve the Site in accordance with the Plans and Specifications, are located in, and vehicular access to the Facilities on the Site are provided by, either public rights-of-way abutting the Site or by Appurtenant Rights.

          (o) Use and Operation of Site.  All material agreements, easements and
              -------------------------
other rights, public or private, which are necessary to permit the lawful use and operation of the Site as Lessee Parties intend to use the Site under the Lease and Sublease and which are necessary to permit the lawful intended use and operation of all presently intended utilities, driveways, roads and other means of egress and ingress to and from the same (including certificates of occupancy) have been obtained and are in full force and effect (or with respect to the New Facility, will be obtained and be in full force and effect on or prior to the completion thereof), and no Lessee Party has knowledge of any pending modification or cancellation of any of the same; upon acquisition of the Site, the use of the Site does not (and the intended use of the Site by any Lessee Party under the Lease and Sublease will not) depend on any variance, special exception or other approval, permit, license or consent of any Governmental Authority that has not been obtained for its continuing legal use; and all required building and use related permits, approvals, licenses and consents material to the construction, use and operation of the Site will have been issued and be in full force and effect on or prior to the date such permits, approvals, licenses and consents are or become necessary; and all utilities required for the operation of the Site, as any Lessee Party intends to use the Site under the Lease and Sublease, will be available as of the Site Acquisition Date or, with respect to the New Facility, on or prior to the date the New Facility is to be completed.

          (p) Securities Act.  No Lessee Party nor anyone authorized to act on
              --------------
its behalf has, directly or indirectly, in violation of Section 5 of the Securities Act or any state securities laws, offered or sold any interest in the Notes, the Trust Certificates, the Site, the Lease or the Sublease, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned securities or leases, or solicited any offer to acquire any of the aforementioned securities or leases.

          (q) Title.  No Lessee Party nor any of their respective Affiliates or
              -----
affiliates has taken or caused to be taken any action which would have a material adverse effect on Lessor's title to the Site from that indicated in the Title Policies delivered pursuant to Appendix 2 or Section 3.2(b). No Lessee
                                     ----------    --------------
Party nor any of their respective Affiliates or affiliates has created, consented to, incurred or suffered to exist any Lien upon any of the Site other than Permitted Liens.

          (r) Federal Reserve Regulations.  Neither Lessee nor Construction
              ---------------------------
Agent, or any Affiliate thereof, will, directly or indirectly, use any of the proceeds from the Advances or of the purchase by Lessor of the Site for the purpose of purchasing or carrying any "margin security" or "margin stock" within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, respectively, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin security or margin stock or for any other purpose which might cause any of the transactions contemplated by this Agreement or any other Operative Document to constitute a "purpose credit" within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, or for the purpose of purchasing or carrying any security, and neither Lessee nor Construction Agent, or any Affiliate thereof, has taken or will otherwise take or permit any action by Lessee or Construction Agent, or any Affiliates thereof, in connection with any of the transactions contemplated by any of the Operative Documents which would involve a violation of Regulation G, T, U, or X, or any other regulation of the Board of Governors of the Federal Reserve System.

          (s)  ERISA.
               -----

               (i) The Annual Report (5500 Series Form), including all attachments thereto, have been timely filed with the Internal Revenue Service for each Plan (if any) relating to any Lessee Party and fairly presents the funding status of such Plans. There has been no material deterioration in any Plan's funding status since the date of such Annual Report. As of Closing Date, Schedule 4.1(s) hereto sets forth a list of
                                  ---------------
     all Plans and Multiemployer Plans relating to the Lessee Parties. No Lessee Party has or will have any liability (contingent or otherwise) in excess of One Million Dollars ($1,000,000.00) for or in connection with, and none of their respective properties is subject to a Lien in connection with, any Pension-Related Event. No Lessee Party nor any Controlled Group Member has or will have any liability (contingent or otherwise) for or in connection with, any Postretirement Benefits.

               (ii) No Lessee Party, nor any Controlled Group Member, presently maintains, participates in, or contributes to, a Plan (a) which is subject to Title IV of ERISA, but is not a Multiemployer Plan, and for which the difference between the Plan assets and the present value of accrued benefits (based on the actuarial methods and assumptions included in the most recent actuarial valuation reports, shall be deliveed to Lessor and Agent upon request) would result in a Material Adverse Effect if the Plan were to be terminated, (b) which is a Multiemployer Plan for which Lessee or any Controlled Group Member has received notice that the plan is in reorganization or insolvent, (c) for which material actions, lawsuits or claims have been asserted, or (d) for which penalties or taxes have been imposed under Sections 502(i) and 502(l) of ERISA or Section 4975 of the Code. No Lessee Party nor any Controlled Group Member has in the immediate six year period had a complete or partial withdrawal from any Multiemployer Plan and the liability to which any Lessee Party or any Controlled Group Member would become subject under ERISA were there to be a complete withdrawal from all Multiemployer Plans to which any Lessee Party and its Controlled Group Members contribute is not in excess of Five Hundred Thousand Dollars ($500,000.00).

               (iii) The execution and delivery of this Agreement, including the issuance and sale of the Notes and the Trust Certificates and the consummation of the transactions contemplated hereby and thereby under the Operative Documents, will not involve any prohibited transactions, within the meaning of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code. The representation by Lessee Parties in the preceding sentence is made in reliance upon and subject to the correctness of the representation by each of the Lenders in
     Section 4.2(e) and the representation by Lessor in Section 4.3(i).
     --------------                                     --------------

          (t)  Financial Information.  (i)  Audited Financial Statements.
               ---------------------        ----------------------------
     Lessee has heretofore furnished to Agent and each Participant the consolidated balance sheet of Lessee and its Consolidated Subsidiaries (including Lessee) as of January 4, 1998 and the related consolidated statements of income, cash flows and changes in stockholders' equity for the fiscal year then ended, as examined and reported on by Arthur Andersen & Co., independent certified public accountants for Lessee, who delivered an unqualified opinion in respect thereof. Such financial statements (including the notes thereto), fairly present, in conformity with GAAP, the consolidated financial position of Lessee and its Consolidated Subsidiaries as of such date and their consolidated results of operations and changes in financial position for such fiscal year.

               (ii)  Interim Financial Statements.  Lessee has heretofore
                     ----------------------------
     furnished to Agent and each Participant interim consolidated balance sheets of Lessee and its Consolidated Subsidiaries as of March 29, 1998 and the related consolidated statements of income, cash flows and changes in stockholders' equity for the portion of Lessee's fiscal year ended at the end of such quarter. Such financial statements fairly present, in conformity with GAAP, the consolidated financial position of Lessee and its Consolidated Subsidiaries as of such date and their consolidated results of operations and changes in financial position for such fiscal quarter, subject to normal year-end auditing adjustments and except that such financial statements do not contain all of the footnote disclosures required by GAAP.

               (iii) Contingent Obligations.  As of the Document Closing Date,
                     ----------------------
     none of the Lessee Parties has any Contingent Liability, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of any of the Lessee Parties, other than pursuant to the Operative Documents.

               (iv)  Material Adverse Effect.  Since January 5, 1998, there has
                     -----------------------
     been event or events which are reasonably likely to cause a Material Adverse Effect.

          (u) No Other Filings.  Except for the filings and recordings listed in
              ----------------
Schedule 3.2(a) (which filings or recordings shall have been duly made on the
---------------
applicable Advance Date, or shall have been arranged to be made promptly thereafter (including the payment of any fees or taxes relating to any of the foregoing) in a manner satisfactory to Agent and Lessor), no other filings or recordings are necessary to validly and effectively convey to Lessor, Agent and Lenders such interests in the Site and the Collateral as contemplated by the Operative Documents, in each case free and clear of all Liens, other than Permitted Liens.

          (v) Zoning.  The Site complies in all material respects with all
              ------
applicable zoning and subdivision laws, ordinances, regulations and restrictive covenants, and all requirements thereof necessary for the use, occupancy and operation of the Site have been, or, with respect to the New Facility, upon completion of the New Facility will be, satisfied in all material respects, and the current use and intended use under the Lease is a conforming use in each case, except for violations which would not create a Material Adverse Effect.

          (w) Appraisal Data.  The information provided by Lessee Parties and
              --------------
their respective Affiliates to the Appraiser and forming the basis for the conclusions set forth in each Appraisal was true and correct in all material respects and did not omit any information known and available to any Lessee Party necessary to make the information provided not materially misleading.

          (x) Priority of Liens.  (i)  Upon proper recordation, the Mortgage
              -----------------
will constitute a valid and perfected first lien on the Site in an amount not less than the Lease Balance, subject only to the Memorandum of Lease and the Permitted Exceptions, and (ii) upon proper filing, the Financing Statements will perfect the Lessor's interest under the Lease to the extent the Lease is a security agreement governed by Article 9 of the Uniform Commercial Code.

          (y) Flood Zone.  No portion of the Site is located in an area
              ----------
identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable Governmental Authority.

          (z) Insurance Coverage.  Lessee maintains insurance coverage for the
              ------------------
Site which meets the requirements of the Lease and the Construction Agency Agreement, and all of such coverage is in full force and effect.

          (aa) Disclosure.  The information disclosed in writing by any Lessee
               ----------
Party or any of their respective Affiliates or affiliates (or any Person authorized or employed by any such Person as agent or otherwise) to any of Agent, Lessor or any Participant in connection with the negotiation of the Operative Documents and the transactions contemplated thereby do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, misleading. There is no particular fact of which any Lessee Party or any of their respective Affiliates has knowledge that has not been disclosed by any Lessee Party or any of their Affiliates (or by any Person authorized or employed thereby as agent or otherwise) that may have a Material Adverse Effect.

     Section 4.2.  Representations and Warranties of each Lender.  Each Lender
                   ---------------------------------------------
represents and warrants severally and only as to itself, to each of the other parties hereto as follows:

          (a) Due Organization, etc.  It is duly organized and validly existing
              ---------------------
under the laws of the jurisdiction of its organization and has full corporate power and authority to enter into and perform its obligations as Lender under each Operative Document to which it is or is to be a party and each other agreement, instrument and document to be executed and delivered by it on or before each Advance Date in connection with or as contemplated by each such Operative Document to which it is or is to be a party.

          (b) Authorization; Enforceability, etc.  This Agreement and each other
              ----------------------------------
Operative Document to which it is or is to be a party have been or will be, duly authorized, executed and delivered by or on behalf of it and are, or upon execution and delivery will be, legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

          (c) No Conflict.  Neither the execution and delivery of the Operating
              -----------
Documents, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) requires any approval of its stockholders, partners, members or other owners or approval or consent of any trustee or holders of any of its indebtedness or obligations,
(ii) contravenes or will contravene any Applicable Laws and Regulations currently in effect applicable to or binding on it (except no representation or warranty is made as to any Applicable Laws and Regulations to which it or the Site, directly or indirectly, may be subject because of the lines of business or other activities of any Lessee Party) or (iii) results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement, other material agreement or instrument, corporate charter, by-laws or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected.

          (d) Lessor Liens.  The Site is free and clear of all Lessor Liens
              ------------
attributable to such Lender.

          (e) ERISA.  It is purchasing its interest in the Notes with assets
              -----
that are not assets of any Plan (or its related trust) which is subject to Title I of ERISA or Section 4975 of the Code.

          (f) Investment in Notes.  It is acquiring the Notes for its own
              -------------------
account for investment and not with a view to any distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and if in the future it should decide to dispose of its interest in the Notes, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the SEC thereunder and any applicable state securities laws. Neither it nor anyone authorized to act on its behalf has taken or will take any action which would subject the issuance or sale of any Note or any interest in the Site, the Collateral, the Lease or the Sublease to the registration requirements of Section 5 of the Securities Act or require the registration of any Operative Document under the Trust Indenture Act of 1939, as amended. No representation or warranty contained in this Section shall include or cover any action or inaction of any Lessee Party or any Affiliate thereof, whether or not purportedly on behalf of any Lender or any of its Affiliates. Subject to the foregoing and subject to the other express provisions of this Agreement, it is understood among the parties that the disposition of each Lender's property shall be at all times within its control.

     Section 4.3.  Representations and Warranties of Lessor.  Lessor hereby
                   ----------------------------------------
represents and warrants to Lessee, Agent and Participants as set forth in this Section.

          (a) Chief Executive Office.  Lessor's principal place of business and
              ----------------------
the place where the documents, accounts and records relating to the Overall Transaction are kept is located at 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

          (b) Due Organization, etc.  Lessor is a business trust duly organized
              ---------------------
and validly existing in good standing under the laws of jurisdiction of its organization and has full trust power and authority to execute, deliver and perform its obligations as Lessor under each Operative Document to which it is or is to be a party and each other agreement, instrument and document to be executed and delivered by it in connection with or as contemplated by each such Operative Document to which it is or is to be a party.

          (c) Authorization; Enforceability, etc.  This Agreement and each other
              ----------------------------------
Operative Document to which Lessor is or is to be a party have been or will be, duly authorized, executed and delivered by or on behalf of Lessor and are, or upon execution and delivery will be, legal, valid and binding obligations of Lessor, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

          (d) No Conflict.  Neither the execution and delivery thereof, nor the
              -----------
consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) requires any approval of its trustor or settlor or approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) contravenes or will contravene any Applicable Laws and Regulations currently in effect applicable to or binding on it (except no representation or warranty is made as to any Applicable Laws and Regulations to which it or the Site, directly or indirectly, may be subject because of the lines of business or other activities of any Lessee Party) or (iii) results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement, other material agreement or instrument, corporate charter, by-laws or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected.

          (e) Lessor Liens.  The Site is free and clear of all Lessor Liens
              ------------
attributable to Lessor.

          (f) Litigation.  There is no action, proceeding or investigation
              ----------
pending or, to Lessor's knowledge, threatened which questions the validity of the Operative Documents to which Lessor is or is to be a party or any action taken or to be taken pursuant to the Operative Documents to which Lessor is or is to be a party, and there is no action, proceeding or investigation pending or, to Lessor's knowledge, threatened which, if adversely determined, would have a Material Adverse Effect.

          (g) Use of Proceeds.  The Advances shall be used solely in accordance
              ---------------
with the terms and provisions of the Operative Documents.

          (h) Consents, etc.  No authorization, consent, approval, license or
              --------------
formal exemption from, nor any filing, declaration or registration with, any Governmental Authority, is or will be required in connection with the execution and delivery by Lessor of the Operative

Documents to which it is a party or the performance by Lessor of its obligations under the Operative Documents.

          (i) ERISA.  Lessor is purchasing its interest in the Site with assets
              -----
that are not assets of any Plan (or its related trust) which is subject to Title I of ERISA or Section 4975 of the Code.

     Section 4.4.  Representations and Warranties of Agent.  Credit Lyonnais
                   ---------------------------------------
Los Angeles Branch, in its capacity as Agent, hereby represents and warrants to each of the other parties hereto as set forth in this Section.

          (a) Organization and Authority.  Agent is a branch duly licensed the
              --------------------------
laws of the State of California of a banking corporation organized and existing under the laws of the Republic of France and has the requisite power and authority to enter into and perform its obligations under the Operative Documents.

          (b) Authorization; Binding Effect.  The Operative Documents to which
              -----------------------------
Agent is or will be a party have been or will be, on the date required to be delivered hereby, duly authorized, executed and delivered by Agent, and this Agreement is, and such other Operative Documents are, or, when so executed and delivered by Agent will be, valid, legal and binding agreements of Agent, enforceable against Agent in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

          (c) Non-Contravention.  Neither the execution and delivery by Agent of
              -----------------
the Operative Documents to which it is or will be a party, either in its individual capacity, as Agent, or both, nor compliance with the terms and provisions thereof, conflicts with, results in a breach of, constitutes a default under (with or without the giving of notice or lapse of time or both), or violates any of the terms, conditions or provisions of: (i) the articles of organization or by-laws of Agent; (ii) any bond, debenture, note, mortgage, indenture, agreement, lease or other instrument to which Agent, either in its individual capacity, as Agent, or both, is now a party or by which it or its property, either in its individual capacity, as Agent, or both, is bound or affected, where such conflict, breach, default or violation would be reasonably likely to materially and adversely affect the ability of Agent, either in its individual capacity, as Agent or both, to perform its obligations under any Operative Document to which it is or will be a party, either in its individual capacity, as Agent, or both; or (iii) any of the terms, conditions or provisions of any law, rule, regulation, order, injunction or decree of any Governmental Authority applicable to it in its individual capacity, as Agent, or both, where such conflict, breach, default or violation would be reasonably likely to materially and adversely affect the ability of Agent, either in its individual capacity, as Agent or both, to perform its obligations under any Operative Document to which it is or will be a party.

          (d) Consents, etc.  No authorization, consent, approval, license or
              -------------
formal exemption from, nor any filing, declaration or registration with, any Governmental Authority, is or will be required in connection with the execution and delivery by Agent of the Operative

Documents to which it is a party or the performance by Agent of its obligations under such Operative Documents.

     Section 4.5.  Representations and Warranties of Investor.  Investor
                   ------------------------------------------
represents and warrants severally and only as to itself, to each of the other parties hereto as follows:

          (a) Due Organization, etc.  It is duly organized and validly existing
              ---------------------
under the laws of the jurisdiction of its organization and has full corporate power and authority to enter into and perform its obligations as Investor under each Operative Document to which it is or is to be a party and each other agreement, instrument and document to be executed and delivered by it on or before each Advance Date in connection with or as contemplated by each such Operative Document to which it is or is to be a party.

          (b) Authorization; Enforceability, etc.  This Agreement and each other
              ----------------------------------
Operative Document to which it is or is to be a party have been or will be, duly authorized, executed and delivered by or on behalf of it and are, or upon execution and delivery will be, legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

          (c) No Conflict.  Neither the execution and delivery of the Operating
              -----------
Documents, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) requires any approval of its stockholders or approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) contravenes or will contravene any Applicable Laws and Regulations currently in effect applicable to or binding on it (except no representation or warranty is made as to any Applicable Laws and Regulations to which it or the Site, directly or indirectly, may be subject because of the lines of business or other activities of any Lessee Party) or
(iii) results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement, other material agreement or instrument, corporate charter, by-laws or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected.

          (d) Lessor Liens.  The Site is free and clear of all Lessor Liens
              ------------
attributable to Investor.

          (e) ERISA.  It is purchasing its interest in the Trust Certificates
              -----
with assets that are not assets of any Plan (or its related trust) which is subject to Title I of ERISA or Section 4975 of the Code.

          (f) Investment in Trust Certificates.  It is acquiring the Trust
              --------------------------------
Certificates for its own account for investment and not with a view to any distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and if in the future it should decide to dispose of its interest in the Trust Certificates, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the SEC thereunder and any applicable state securities laws. Neither it nor anyone authorized to act on its behalf has taken or will take any action which would subject the issuance or sale of any Trust Certificate or any interest in the Site, the Collateral, the Lease or the Sublease to the registration requirements of Section 5 of the Securities Act or require the registration of any Operative Document under the Trust Indenture Act of 1939, as amended. No representation or warranty contained in this Section shall include or cover any action or inaction of any Lessee Party or any Affiliate thereof, whether or not purportedly on behalf of Investor or any of its Affiliates. Subject to the foregoing and subject to the other express provisions of this Agreement, it is understood among the parties that the disposition of Investor's property shall be at all times within its control.

     Section 4.6.  Representations and Warranties of Trustee.  Trustee hereby
                   -----------------------------------------
represents and warrants to the other parties hereto as set forth in this Section.

          (a) Organization and Authority.  Trustee is a Delaware corporation
              --------------------------
duly organized and validly existing in good standing under the laws of the State of its incorporation and has the requisite corporate power and authority to enter into and perform its obligations under the Operative Documents.

          (b) Authorization; Binding Effect.  The Operative Documents to which
              -----------------------------
Trustee is or will be a party have been or will be, on the date required to be delivered hereby, duly authorized, executed and delivered by Trustee, and this Participation Agreement is, and such other Operative Documents are, or, when so executed and delivered by Trustee will be, valid, legal and binding agreements of Trustee, enforceable against Trustee in accordance with their respective terms, excepts as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

          (c) Non-Contravention.  Neither the execution and delivery by Trustee
              -----------------
of the Operative Documents to which it is or will be a party, nor compliance with the terms and provisions thereof, conflicts with, results in a breach of, constitutes a default under (with or without the giving of notice or lapse of time or both), or violates any of the terms, conditions or provisions of: (i) the articles of organization or by-laws of Trustee; (ii) any bond, debenture, note, mortgage, indenture, agreement, lease or other instrument to which Trustee is now a party or by which it or its property is bound or affected, where such conflict, breach, default or violation would be reasonably likely to materially and adversely affect the ability of Trustee to perform its obligations under any Operative Document to which it is or will be a party; or (iii) any of the terms, conditions or provisions of any law, rule, regulation, order, injunction or decree of any Governmental Authority applicable to Trustee, where such conflict, breach, default or violation would be reasonably likely to materially and adversely affect the ability of Trustee to perform its obligations under any Operative document to which it is or will be a party.

          (d) Consents, etc.  No authorization, consent, approval, license or
              --------------
formal exemption from, nor any filing, declaration or registration with, any Governmental Authority, is or will be required in connection with the execution and delivery by Trustee of the Operative Documents to which it is a party or the performance by Trustee of its obligations under such Operative Documents.

                                   ARTICLE V.
                          COVENANTS OF LESSEE PARTIES

     Section 5.1.  Further Assurances.  Each Lessee Party, at its own
                   ------------------
cost and expense, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as any Participant, Lessor or Agent reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Agreement and the other Operative Documents and the Overall Transaction. Each Lessee Party, at its own cost and expense, will cause all financing statements (including precautionary financing statements), fixture filings and other documents, to be recorded or filed at such places and times in such manner, and will take all such other actions or cause such actions to be taken, as may be necessary or as may be reasonably requested by any Participant, Lessor or Agent in order to establish, preserve, protect and perfect the title of Lessor to the Site and Lessor's and Participants' rights under this Agreement and the other Operative Documents and to perfect, preserve and protect the first and prior Lien on the Collateral. Without limiting the foregoing, Lessee shall furnish to Lessor and Agent, by the ninetieth (90th) day (but not earlier than the one hundred eightieth (180th) day) prior to the fifth (5th) anniversary of the Document Closing Date, and every fifth (5th) anniversary thereafter, an opinion of counsel with respect to the continued perfection of the security interests created pursuant to the Operative Documents. Lessee will maintain or cause to be maintained in full force and effect all Permits. Upon any transfer of the Site, whether pursuant to any provision of the Operative Documents (including Article VI of the Lease) or after the occurrence of a Lease Event of Default or otherwise, Lessee, at its own cost and expense, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as any Participant, Lessor or Agent reasonably may request from time to time in order to cause the Permits to be transferred or reissued in the name of the Person acquiring the Site.

     Section 5.2.  Basic Reporting Requirements of the Lessee and Sublessee.
                   --------------------------------------------------------
Each of Lessee and the Sublessee hereby agree to the Lessor, Agent and the Participants that each shall furnish, insofar as each of them is concerned:

          (a) Annual Financial Statements.  As soon as available and in any
              ---------------------------
event within ninety (90) days after the end of each fiscal year of Lessee, an unqualified audit report certified by Arthur Andersen & Co., or such other independent certified public accountants reasonably acceptable to Investor and Agent, prepared in accordance with generally accepted accounting principles on a consolidated basis for Lessee and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss statement, statements of changes in stockholders equity, and a statement of cash flows.

          (b) Quarterly Financial Statements.  As soon as available and in any
              ------------------------------
event within sixty (60) days after the end of each of the first three quarters of each fiscal year of Lessee a consolidated unaudited balance sheet as of the close of such period and a consolidated profit and loss statement for the period from the beginning of such fiscal year to the end of such quarter.

          (c) Compliance Certificate. Simultaneously with the delivery of each
              ----------------------
set of financial statements required to be delivered pursuant to Sections 5.2(a)
                                                                 ---------------
and (b) hereof, a
-------
certificate of the chief financial officer of Lessee (i) setting forth in reasonable detail the calculations required to establish whether Lessee was in compliance with the requirements of Sections 5.5 and 5.6 hereof, and (ii)
                                    --------------------
stating whether there exists on the date of such certificate, or has existed since the date of the previous such certificate, any Lease Default or Lease Event of Default and, if so, setting forth the details thereof and the action which Lessee took, is taking or proposes to take with respect thereto.

          (d) ERISA.  Within two weeks after any Lessee Party has become subject
              -----
to or has obtained knowledge of any of the following, a revised Schedule 4.1(s),
                                                                ---------------
setting forth all additional Plans and Multiemployer Plans, and all information available to Lessee with respect to direct, indirect or potential withdrawal liability as a result of any Multiemployer Plan, or any liability for Postretirement Plans, of any Lessee Party or any Controlled Group Member.

          (e) Lease Defaults.  Within three (3) days after any Responsible
              --------------
Officer of Lessee or Sublessee, as the case may be, obtains knowledge of any Lease Default or Lease Event of Default, a certificate of Responsible Officer.

     Section 5.3.  Inspection.  Each of Lessee and the Sublessee shall
                   ----------
permit, such Persons as Lessor, Agent or any Participant may designate to examine Lessee's or Sublessee's, as the case may be, books and records relating to the site and take copies and extracts therefrom and to discuss generally the affairs of Lessee or Sublessee, as the case may be, with its officers, employees and independent accountants upon advance notice at such times and as often as Lessor, Agent or any Participant may reasonably request. Lessee and Sublessee hereby authorizes such officers, employees and independent accountants so to discuss with Lessor, Agent or any Participant the affairs of such Person.

     Section 5.4.  Consolidation, Merger, Sale.
                   ---------------------------

          (a) Lessee shall not consolidate or merge into another Person or sell substantially all of its assets to another Person, unless, in the case of a merger or consolidation, after giving effect to the transaction: (i) no Lease Default or Lease Event of Default shall have occurred and be continuing or would occur as a result of such transaction; and (ii) the surviving corporation shall be Lessee.

          (b) Sublessee shall not consolidate or merge into another Person or sell substantially all of its assets to another Person, or take any action to liquidate, wind up or dissolve it corporate existence (or suffer any liquidation or dissolution), unless (i) Lessee or Sublessee remains the surviving entity after such transaction; (ii) the Tangible Net Worth of Sublessee immediately after such event is no less than Fifteen Million Dollars ($15,000,000); and
(iii) Lessee and Sublessee shall remain in compliance with the covenants set forth herein and no Lease Default or Lease Event of Default shall have occurred and be continuing or would occur as a result of such transaction.

     Section 5.5.  Consolidated Tangible Net Worth.  Lessee and Sublessee
                   -------------------------------
shall not at any time permit the Consolidation
Tangible Net Worth of Lessee at any time to be less than One Hundred Thirty-Five Million Dollars ($135,000,000) plus fifty percent (50%) of the net income earned in those fiscal quarters for which net income is positive, and which end after January 4, 1998; provided that, if Lessee enters into a financing
                       --------
agreement after the date hereof containing a similar or comparable covenant with a higher minimum, such higher minimum shall thereafter apply for the purposes of this Section.

     Section 5.6.  Consolidated Cash Flow Ratio.  Lessee and Sublessee shall
                   ----------------------------
not at any time permit the Consolidated Cash Flow Ratio, as of the last day of the following fiscal quarters of Lessee and determined with respect to the four
(4) fiscal quarters of Lessee then ended, to be greater than the ratio set forth opposite such period:

          Period                                Maximum
          ------                                -------
                                                 Ratio
                                                 -----
          1st Quarter                          5.00 to 1
          1998

          2nd Quarter                          5.00 to 1
          1998

          3rd Quarter                          5.00 to 1
          1998

          4th Quarter                          4.50 to 1
          1998

          Thereafter                           4.25 to 1



     Section 5.7.  Payment Priority.  Lessee shall ensure that, at all times,
                   ----------------
all obligations and liabilities of Lessee under the Lease and all obligations and liabilities of Sublessee under the Sublease will rank in right of payment either pari passu or senior to all other Indebtedness of Lessee or Sublessee, as the case may be.

     Section 5.8.  Restricted Payments.  Neither Lessee nor any of its
                   -------------------
Subsidiaries will declare or make any Restricted Payment; provided that Lessee
                                                          --------
and any Subsidiary may declare and distribute dividends, if no Lease Event of Default shall have occurred and be continuing or would occur as a result of such transaction.

     Section 5.9.  Subsidiary Ownership.  Lessee shall continue to own one
                   --------------------
hundred percent (100%) of the equity of each Significant Subsidiary and shall not convey, pledge or otherwise transfer any ownership interest in therein.

     Section 5.10. Insurance.  Lessee and Sublessee shall maintain the
                   ---------
property and liability insurance required by the Lease and the Construction Agency Agreement, respectively.

     Section 5.11.  Books and Records.  Lessee and Sublessee shall keep proper
                    -----------------
books of records and accounts in which full, true and correct entries in conformity with U.S. generally accepted accounting principles consistently applied and all applicable laws shall be complied with in its dealings and transactions in relation to its business activities.

     Section 5.12.  Tax and Other Payments.  Lessee, Sublessee and their
                    ----------------------
Subsidiaries each will pay and discharge promptly when due:


               (1) all taxes, assessments and governmental charges and levies imposed upon it, its income or profits or any of its properties, before the same shall become delinquent; and

               (2) all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other similar Persons for labor, materials, supplies and rentals that, if unpaid, might by law become a Lien (other than a Permitted Lien) upon any of its property;

provided, however, that no amount due with respect to clause (1) or clause (2)
--------  -------
above need be paid while the same is being contested in good faith by appropriate proceedings diligently conducted so long as (i) adequate reserves shall have been established and maintained in accordance with generally accepted accounting principles with respect thereto, (ii) title of Lessee or any Subsidiary, as the case may be, to the particular property shall not be materially adversely affected thereby. Lessee and its Subsidiaries each will file within the period prescribed by applicable law and regulations ( including any extensions legally provided for the validly obtained) all federal, state and local tax returns and all other tax reports as required by Applicable Law and Regulation.

     Section 5.13.  Environmental Matters.  Lessee and Sublessee shall:
                    ---------------------

          (1) comply with, and undertake all efforts to cause compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and cause all tenants and subtenants to obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

          (2) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws (including not limited to the additional investigation and remedial work referred to in Section 3.2(c) hereof) and promptly comply in all material respects with all lawful orders and directives of all governmental authorities regarding Environmental Laws.

          (3) not permit the installation of any underground storage tanks at the Site.

          (4) cause as promptly as possible (i) the additional investigation and remediation recommended in the Giles Environmental Report delivered pursuant to Appendix II and Section 3.1(j) to be performed and (ii) the Environmental
-----------     --------------
Compliance Report to be delivered on a timely basis.

          (5) defend, indemnify and hold harmless each indemnitee from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way relating to the asserted or established violation of, noncompliance with or liability under, any Environmental Law applicable to the operations (including, without limitation, disposal activities) of the Lessee, Sublessee or any of their subsidiaries or any property owned or leased at any time by Sublessee or any of its Subsidiaries, or any orders, requirements or demands of governmental authorities related to such operation or property, including, without limitation attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this Section shall survive repayment of Notes, the Trust Certificate and the payment of all other obligations, and are in addition to, and not in limitation of, the other terms hereof.

          Section 5.14.  Notices.  Lessee Parties shall promptly give notice to
                         -------
Lessor of:


          (1) any (i) default or event of default under any contractual obligation of Lessee or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between Lessee or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could have a Material Adverse Effect;

          (2) any litigation or proceeding affecting Lessee or any of its Subsidiaries in which the amount involved is Five Million Dollars ($5,000,000) or more and in which there is no acknowledgment by any insurance company with respect to coverage therefor;

          (3) the following events, as soon as possible and in the event within fifteen (15) days after Lessee knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or Lessee or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or other termination of, any Plan;

          (4) any development or event which could have a Material Adverse
Effect;

          (6) the following events, as soon as possible and in any event within fifteen (15) days after Lessee knows or has reason to know thereof: (i) any condition, circumstance, occurrence or event that would result in a material liability under Environmental Laws or would result in the imposition of any Lien or other restriction on the title, ownership or transferability of the site of any Collateral; and (ii) any proposed action to be taken by Lessee or any Subsidiary that would subject Lessee or any Subsidiary to any material additional or different requirements or liabilities under Environmental law; and each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Lessee to take with respect thereto.

          (7) written notice of the intent by any Governmental Authority to (x) take an action which would constitute a Condemnation or an Event of Taking, (y) investigate the Site for a material violation of any Applicable Laws and Regulations on or at the Site, including any Environmental Law, under which liability may be imposed upon Lessor, any Participant or Agent or under which liability having a Material Adverse Effect may be imposed on Lessee or (z) investigate the Site (other than routine fire, life-safety and similar inspections) for any violation of Applicable Laws and Regulations under which criminal liability may be imposed upon Lessor, any Party or Agent or under which liability having a Material Adverse Effect may be imposed on any Lessee.

     Section 5.15.  Corporate Existence.  Subject to Section 5.2, each Lessee
                    -------------------              -----------
Party shall at all times maintain its existence as a corporation in good standing under the laws of the jurisdiction in which it is organized and shall preserve and keep in full force and effect its franchises material to its business.

     Section 5.16.  Construction Matters; Changes.
                    -----------------------------

          (a) Construction Agent may execute, without any consent of the Participants, any change order, modification or addition to the Facility prior to its completion, so long as there is no Lease Default or Lease Event of Default, and such change order, modification or addition does not materially and adversely affect the value, utility or economic useful life of the New Facility, as built, in accordance with the Plans and Specifications delivered by Lessee in connection with the initial Advance in respect of the construction of the New Facility and so long as each such change order, modification or addition does not exceed Five Hundred Thousand Dollars ($500,000.00) individually and One Million Dollars ($1,000,000.00) in the aggregate.

          (b) In the event that at any time or from time to time, there is unavailable sufficient unfunded Commitment allocated to the Site to fully pay for the completion of construction of the New Facility, Construction Agent shall contribute its own funds to pay costs of such construction prior to making any further request for any Advance to pay for such construction until the remaining unfunded Commitment allocated to the Site (after giving effect to all reasonably anticipated Transaction Costs) is sufficient to fully pay for the completion of such construction without further contributions from Lessee.

     Section 5.17.  Guaranty.  Concurrently with the execution and delivery of
                    --------
this Agreement, each Lessee Party shall execute and deliver the Guaranty (which shall be substantially in the form attached hereto as Exhibit F), pursuant to
                                                      ---------
which each Lessee Party guaranty payment of all amounts funded by Lenders.

     Section 5.18.  Liens.  No Lessee Party shall not incur, suffer or permit to
                    -----
exist any Lien on the Site or its other assets, other than Permitted Liens.

     Section 5.19.  Change of Name or Address.  Each Lessee Party shall provide
                    -------------------------
Lessor and Agent thirty (30) days prior written notice of any change in name, identity or corporate structure or the address of the chief executive office and principal place of business or the office where records concerning accounts or the Site are kept for any Lessee Party.

     Section 5.20.  Securities.  No Lessee Party shall not, nor shall it permit
                    ----------
anyone authorized to act on its behalf to, take any action which would subject the issuance or sale of the Notes, the Trust Certificates, the Site, the Lease, or the Sublease or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned securities or leases, to the registration requirements of Section 5 of the Securities Act or any state securities laws, or require the registration of any of the Operative Documents under the Trust Indenture Act of 1939, amended.

     Section 5.21.  Interest Rates.  With respect to each determination of an
                    --------------
interest rate or Yield, Lessee agrees to be bound by the terms of the Loan Agreement.

     Section 5.22.  Appraisals.  Each Lessee Party shall cooperate with any
                    ----------
Appraiser preparing an Appraisal at the request of Lessor, Agent or any Participant. Lessee will pay all costs of the Appraisal required to be delivered pursuant to Appendix I, this Section, the Appraisal Procedure set forth in the
            ----------
Lease, or any Appraisal which Lessor, Agent or any Participant may from time to time require a Lease Default or Lease Event of Default. Without limiting the foregoing, not less than thirty (30) days after the Document Closing Date, Lessor and Agent shall have received a Appraisal which will establish (by the use of appraisal methods satisfactory to Agent) (i) the Fair Market Sales Value of the Site as of the Site Acquisition Date, and (ii) the Fair Market Sales Value of the Site "as completed" as contemplated by the Operative Documents and the Plans and Specifications as of the end of the Construction Period.

     Section 5.23.  Environmental Audits.  Lessee will deliver to Lessor, Agent
                    --------------------
and each Participant upon the request of any such Persons an Environmental Audit, which Environmental Audits shall be paid for by Lessee (i) if such request was made during a Lease Default or Lease Event of Default, or (ii) if delivered pursuant to Appendix II or Article III. The Environmental Audit to be
                      -----------    -----------
delivered pursuant to Section 3.1(j) following the demolition of certain
                      --------------
existing Facilities, shall be delivered no later than one hundred twenty days
(120) days after the Document Closing Date, and shall be in form and substance satisfactory to Lessor, Agent and Participants. If Lessee shall fail to so deliver any such Environmental Audit, Lessor, Agent or any Participant may obtain such an Environmental Audit and Lessee will pay all costs and expenses thereof.

     Section 5.24.  Additional Compensation in Certain Circumstances.
                    ------------------------------------------------

          (a) Increased Costs or Reduced Return Resulting From Taxes, Reserves,
              -----------------------------------------------------------------
Capital Adequacy Requirements, Expenses, Etc.  If any Applicable Laws and
--------------------------------------------
Regulations or guideline or interpretation or application thereof by any Governmental Authority charged with the interpretation or administration thereof or compliance with any request or directive of any Governmental Authority (whether or not having the force of Applicable Laws and Regulations) now existing or hereafter adopted:

               (i) subjects Lessor or any Participant to any tax or changes the basis of taxation with respect to this Agreement, the Lease, the Sublease, the Notes, the Trust Certificates, any other Operative Documents, the Loans, the Investor Contribution, or payments by any Lessee Party of Basic Rent, Supplemental Rent, the Lease Balance, principal, interest, commitment fee or other amounts due from any such party hereunder or under the Lease, or Sublease or other Operative Documents (except for taxes on the overall net income or overall gross receipts of any Participant or Lessor imposed by the jurisdictions (federal, state and local) in which such Participant's or Lessor's principal office is located),

               (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Participant (other than requirements expressly included herein in the determination of the LIBO Rate hereunder),

               (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (a) against assets (funded or contingent) of, or credits or commitments to extend credit extended by, any Participant, or
     (b) otherwise applicable to the obligations of any Participant under this Agreement, the Lease or any of the other Operative Documents, or

               (iv) imposes upon any Participant any other condition or expense with respect to this Agreement, the Lease, the Notes, the Trust Certificates, or any of the other Operative Documents or its making, maintenance or funding of any Loan or Investor Contribution or any security therefor, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Participant, or, in the case of clause (iii) hereof, any Person controlling a Participant, with respect to this Agreement, the Notes, the Trust Certificates or the issuance, making, maintenance or funding of any Loan or Investor Contribution (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on such Participant's or such controlling Person's capital, taking into consideration such Participant or such controlling Person's policies with respect to capital adequacy), such Participant may from time to time notify Lessor, Agent and Lessee of the amount determined in good faith (using any averaging and attribution methods) by such Participant (which determination shall be conclusive) to be necessary to compensate for such increase, reduction or imposition. Such amount shall be due and payable by Lessee to such Participant thirty (30) days after such notice is given, together with an amount equal to interest on such amount from the date two (2) Business Days after the date demanded until such due date at the Base Rate plus the Applicable Margin (calculated on the basis of a year of 360 days and actual days elapsed). A certificate by such Participant as to the amount due and payable under this Section from time to time and the method of calculating such amount shall be conclusive.

          (b) Funding Breakage.  If any payment with respect to a LIBO Rate
              ----------------
Advance is made on any day other than the last day of the Interest Period applicable to such Advance or if Lessee fails to borrow any LIBO Rate Advance or convert to LIBO Rate Advance, after notice has been given with respect thereto, Lessee shall reimburse each Participant on demand for any resulting loss or expense incurred by such Participant, including, without limitation, any loss incurred in obtaining, liquidating or employing deposits for third parties;

provided that such
--------

Participant shall have delivered to Lessee a certificate as to the amount of such loss, which certificate shall be conclusive in the absence of manifest error.

     Section 5.25.  Demolition.  All Facilities and other Improvements on or
                    ----------
part of the Site as of the Site Acquisition Date shall be demolished and removed, in compliance with all Applicable Laws and Regulations and to the satisfaction of Lessor and Agent, within one hundred eighty (180) days of the Document Closing Date. Lessee shall provide written notice to Lessee and Agent when such demolition and removal has been completed.

     Section 5.26.  Year 2000.  Each Lessee Party shall take all actions
                    ---------
necessary to assure that its material software, hardware, firmware, equipment, goods and systems (including embedded systems) are able to effectively process data including dates prior to, on and after January 1, 2000. At the request of the Agent or any Lender, each Lessee Party shall provide the Agent or such Lender, as the case may be, with assurance acceptable to the Agent or such Lender, as the case may be, of such Lessee Party's year 2000 capability.


                                  ARTICLE VI.
                         OTHER COVENANTS AND AGREEMENTS

     Section 6.1.  Agent under Operative Documents.  For purposes of Operative
                   -------------------------------
Documents, the parties hereto agree that Agent shall be the agent of Lenders, with Agent's duties and obligations being subject to the limitations, and Agent being entitled to the rights, set forth in Article VIII hereof and Article VII of the Loan Agreement.

     Section 6.2.  Covenants of Lessor and Participants.
                   ------------------------------------

          (a) Discharge of Liens.  Lessor covenants that it will not create or
              ------------------
permit to exist at any time, and will, at its own cost and expense, promptly (and in any event, within ninety (90) days) take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to it unrelated to the transactions contemplated by the Operative Documents. Notwithstanding the foregoing, Lessor shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any meaningful danger of the impairment of the Lien of the Mortgage or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any part of the Site or the Lease or title thereto or any interest therein or the payment of Rent; provided, however, that Lessor shall discharge or bond
                        --------  -------
over any such Lessor Lien attributable to it unrelated to the transactions contemplated by the Operative Documents, whether or not subject to contest as provided above, upon the purchase of the Site by Lessee pursuant to the Lease.

          (b) Change of Principal Place of Business.  Lessor shall give prompt
              -------------------------------------
notice to Lessee, Investor and Agent, if Lessor's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Site or the Overall Transaction are kept, shall cease to be located 1100 North Market Street, Rodney Square

North, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration or if it shall change its name or identity.

          (c) Certain Operative Documents Agreement.  As between Lessor and
              -------------------------------------
Lessee, Lessor and each Participant hereby agree that, so long as the Lease is in effect and no Lease Default or Lease Event of Default exists, Lessor shall not consent to or permit any amendment of the terms and provisions of the Loan Agreement, the Mortgage or any Note, the Trust Agreement or any Trust Certificates, if any such amendment or action would have the materially affecting the obligations or rights of Lessee, in each case, without the prior written consent of Lessee.

          (d) Depreciation.  From the date hereof unless and until Lessor's
              ------------
interest in the Site is unencumbered by the Lease, neither Lessor nor any Participant shall claim any federal or state tax attributes or benefits (including depreciation) relating to the Site, unless required to do so by an appropriate taxing authority or after a clearly applicable change in Applicable Laws and Regulations or as a protective response to a proposed adjustment by a Governmental Authority.

          (e) Transfer by Lessor.  Lessor shall not transfer its interest in the
              ------------------
Site (other than a transfer pursuant to the provisions of the Operative Documents) without the consent of Agent and Participants and, so long as no Lease Default or Lease Event of Default shall have occurred and be continuing, Lessee, each such consent not to be unreasonably withheld. The foregoing limitation shall not be applicable to the transfer of any stock or other ownership interests in Lessor, nor of any assets of Lessor other than its rights in the Site.

          (f) No Voluntary Bankruptcy.  Lessor shall not (i) commence any case,
              -----------------------
proceeding or existing or future law of any jurisdiction (domestic or foreign) relating to bankruptcy, insolvency, reorganization, arrangement, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial benefit of its creditors.

          (g) Plan Matters.  Lessor will not adopt any Plan or amend any Plan to
              ------------
increase the benefits payable thereunder if such adoption or amendment would materially increase Lessor's liability under the Plans. Lessor will make the maximum allowable contribution to each Plan with respect to each year of such Plan and will not change the interest or earnings assumptions used by the actuary of each Plan to value the assets and liabilities of such Plan. Lessor will not terminate any Plan and will not withdraw or transfer any assets of any Plan to Lessor or for the benefit of Lessor.

     Section 6.3.  Restrictions on and Effect of Transfer by any Participant.
                   ---------------------------------------------------------
No Participant shall assign, convey or otherwise transfer (including pursuant to a participation) all or any portion of its right, title or interest in, to or under any of the Operative Documents, any Note or any Trust Certificate, unless the provisions of this Section are satisfied. With respect to any assignment, conveyance or other transfer, other than a participation, the conditions set forth in clauses (a) through (g) of this Section are applicable. With respect to any participation, the conditions set forth in Section 6.4 shall be applicable.
                                               -----------

          (a) Required Notice and Effective Date.  Any Participant desiring to
              ----------------------------------
effect a transfer of its interest shall give written notice of each such proposed transfer to Lessee, Lessor and Agent at least ten (10) Business Days prior to such proposed transfer, setting forth the name of such proposed transferee, the percentage or interest to be retained by such Participant, if any, and the date on which such transfer is proposed to become effective. All reasonable out-of-pocket costs incurred by Agent and Lessor in connection with any such disposition by a Participant under this Section shall be borne by such Participant. In the event of a transfer under this Section, any expenses incurred by the transferee in connection with its review of the Operative Documents and its investigation of the transactions contemplated thereby shall be borne by such transferee or the relevant Participant, as they may determine, but shall not be considered costs and expenses which Lessee is obligated to pay or reimburse under Section 9.9.
                   -----------

          (b) Required Consent; Securities Laws.  No Lender may make any such
              ---------------------------------
assignment, conveyance or transfer unless Agent and, so long as there is no Lease Default or Lease Event of Default, Lessee shall have consented to the transfer and the transferee, such consents not to be unreasonably withheld. No Participant may make any such assignment, conveyance or transfer unless the applicable Participant and transferee shall have complied with all applicable securities laws with respect to such transfer.

          (c) Employee Benefit Plans.  No Participant may make any such
              ----------------------
assignment, conveyance or transfer (including pursuant to a participation) to or in connection with any arrangement or understanding in any way involving any employee benefit plan (or its related trust), as defined in Section 3(3) of ERISA, or with the assets of any such plan (or its related trust), as defined in
Section 4975(e)(1) of the Code (other than a governmental plan, as defined in Section 3(32) of ERISA).

          (d) Representations and Warranties.  Notwithstanding anything to the
              ------------------------------
contrary set forth above, no Participant may assign, convey or transfer its interest to any Person, unless such Person shall have delivered to Lessor, Agent and Lessee a certificate confirming the accuracy of the representations and warranties set forth in Section 4.2 or 4.5, as applicable, with respect to such
                        ------------------
Person (other than as such representation or warranty relates to the execution and delivery of Operative Documents).

          (e) Amounts.  Any assignment of Notes shall be in a face principal
              -------
amount which is equal to or greater than Five Million Dollars ($5,000,000) or the entire amount of the Note being transferred.

          (f) Assumption of Obligations.  Upon satisfaction of all applicable
              -------------------------
conditions set forth in this Section and the consummation of the transfer (other than a participation), the obligations of the transferring Participant under the Operative Documents shall be proportionately released and reduced to the extent of such transfer. Upon any such transfer as above provided, the transferee shall be deemed to be bound by all obligations (whether or not yet accrued) under, and to have become a party to, all Operative Documents to which its transferor was a party, shall be deemed the pertinent "Lender," "Investor," or "Participant," as applicable, for all purposes of the Operative Documents and shall be deemed to have made that portion of the payments pursuant to this Agreement previously made or deemed to have been made by the transferor represented by the interest being conveyed; and each reference herein and in the other Operative Documents to the pertinent "Lender," "Investor," or "Participant," as applicable, shall thereafter be deemed a reference to the transferee, to the extent of such transfer, for all purposes. Upon any such transfer, Agent (with respect to a transfer by a Lender) or Investor shall deliver to Lessor, Lessee and Agent or Investor, new Schedules II and III to
                                                     --------------------
this Participation Agreement, revised to reflect the relevant information for such new Participant and the Commitment of such new Participant (and the revised Commitment amounts and percentages of the transferor Participant if it shall not have transferred its entire interest).

          (g) Documentation; Agent's Fee.  Each such transfer (including,
              --------------------------
without limitation, a participation) shall be subject to the requirement that
(i) the transferee (or participant, as applicable) shall have executed and delivered to Agent (if the transfer is of a Loan), Investor (if the transfer is of Investor Contribution), Lessee and Lessor a letter in substantially the form of the Investor's Letter attached hereto as Exhibit G, and (ii) the applicable
                                            ---------
Participant and transferee shall have executed and delivered such other documents, certificates and opinions of counsel which Lessee or (if the transfer is of a Loan) Agent shall reasonably request to confirm the satisfaction of the conditions of this Section. If the transfer is of a Loan, the applicable Lender or transferee shall pay to Agent for each transfer: (i) a fee of $3,000, and
(ii) the reasonable fees and expenses of counsel to Agent. The obligations of the applicable Lender and the transferee under the immediately preceding sentence shall be joint and several.

          (h) Effect.  From and after any transfer of its Notes or Trust
              ------
Certificates in accordance with this Section (other than a participation), the transferring Participant shall be released, to the extent assumed by the transferee, from its liability and obligations hereunder and under the other Operative Documents relating to the Site to which such transferor is a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by a Participant as above provided, any such transferee shall be deemed a "Participant" for all purposes of such documents and each reference herein to a Participant shall thereafter be deemed a reference to such transferee for all purposes, except as the context may otherwise require. Notwithstanding any transfer as provided in this Section, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer, including rights to indemnification under this Agreement or any other Operative Document.

     Section 6.4.  Covenants and Agreements of Lenders.
                   -----------------------------------

          (a) Participations.  Each Participant covenants and agrees that it
              --------------
will not grant participations in its Notes or Trust Certificates to any Person (a "Loan/Equity Participant") unless the conditions of clauses (a) through (g) of Section 6.3 shall have been satisfied. In the event of any such sale by a
   -----------
Participant of a participating interest to a Loan/Equity Participant, such Participant's obligations under this Agreement and under the other Operative Documents shall remain unchanged, such Participant shall remain solely responsible for the performance thereof, such Participant shall remain the holder of its Note or Trust Certificates, as applicable, for all purposes under this Agreement and under the other Operative Documents, and Lessor, Agent, Investor and, except as set forth in Section 6.4(b), Lessee shall continue to
                                     --------------
deal solely and directly with such Participant in connection with such Participant's rights and obligations under this Agreement and under the other Operative Documents. Notwithstanding any such participation, no Loan/Equity Participant shall have any right to vote with respect to the transactions contemplated by the Operative Documents other than with respect to changes in principal or stated amount of any Note or Trust Certificate in which such Loan/Equity Participant has a participation, the interest rate payable under such Note (or Yield under the Trust Certificate, if applicable) and the stated maturity date of any applicable Note.

          (b) Transferee Indemnities.  Each Loan/Equity Participant shall be
              ----------------------
entitled to the benefits of Sections 2.11 and 2.12 of the Loan Agreement with
                            ----------------------
respect to its Notes or Trust Certificates (as if Investor were a Lender thereunder), as applicable, or participation in the Loans or Investor Contribution, as applicable, outstanding from time to time; provided, that no
                                                            --------
Loan/Equity Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Participant would have been entitled to receive in respect of the amount of the Notes or Trust Certificates, as applicable, or participation transferred by such transferor to such transferee had no such transfer or participation occurred.

     Section 6.5.  Future Participants.  Each Participant, by its acceptance of
                   -------------------
its Notes or Trust Certificates, as applicable, shall be deemed to be bound by and, upon compliance with the requirements of Section 6.3, will be entitled to
                                              -----------
all of the benefits of the provisions of this Agreement.

     Section 6.6.  Prepayment by Lessor.  Except as expressly permitted by the
                   --------------------
Operative Documents, each Lender acknowledges and agrees that Lessor may not voluntarily prepay the Notes, or any part thereof, without the written consent of Lessee; provided, however, that Lessor may prepay, or cause to be prepaid,
           --------  -------
all or any portion of the Notes at any time during the continuance of a Lease Event of Default.

     Section 6.7.  Foreclosure against Lessor.  If Lessor's interest in the Site
                   --------------------------
is foreclosed by reason of a Loan Event of Default while no Lease Event of Default shall have occurred and be continuing, Lessee shall not be responsible for any costs or expenses incurred by Agent in connection with such foreclosure or as a result thereof.

                                  ARTICLE VII.
                                INDEMNIFICATION

     Section 7.1.  General Indemnification.  Each Lessee Party, whether or not
                   -----------------------
any of the transactions contemplated hereby shall be consummated hereby assumes liability for, and agrees to indemnify, protect, defend, save and keep harmless on an after-tax basis (in accordance with Section 7.4) each Indemnitee from and
                                          -----------
against any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission, negligent or otherwise, by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Document Closing Date or after the Lease Termination Date, in any way relating to or arising out of (a) any of the Operative Documents or any of the transactions contemplated thereby or any investigation, litigation or proceeding in connection therewith, and any amendment, modification or waiver in respect thereof; or (b) the Site or any part thereof or interest therein; or (c) personal injury, death or property damage relating to the Property, including Claims based on strict liability in tort; or (d) the acquisition, mortgaging, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer or title, redelivery, use, financing, refinancing, operation, condition, sale (including any sale pursuant to Section 6.2 of the Lease or any sale pursuant to Article XVIII of the Lease), return or other disposition of all or any part of any interest in the Site or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon, including, without limitation: (i) Claims or penalties arising from any violation of law, including Applicable Laws and Regulations, or in tort (strict liability or otherwise),
(ii) loss of or damage to the environment (including investigation costs, clean-up costs, response costs, remediation and removal costs, costs of corrective action, costs of financial assurance, and all other damages, costs, fees and expenses, fines and penalties, including natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws, (iii) latent or other defects, whether or not discoverable by any Lessee Party or any Indemnitee, (iv) any Claims resulting from the existence or Release of any Hazardous Materials at or from the Site and (v) any Claim for patent, trademark, tradename or copyright infringement; provided that the matters in this Section shall be without
              --------
duplication of any matter for which indemnification is provided pursuant to the Environmental Indemnity; (e) the offer, issuance, sale or delivery of the Notes or the Trust Certificates; (f) the breach or alleged breach by any Lessee Party of any representation or warranty, covenant or agreement made by it or deemed made by it in any Operative Document; (g) the transactions contemplated hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in
Section 4975(c), of the Code; or (h) any other agreement entered into or assumed by any Lessee Party in connection with the Site (including, in each case, matters based on or arising from the negligence of any Indemnitee).

          No Lessee Party shall be required to indemnify under this Section for
(1) as to an Indemnitee, any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee to the extent resulting from the breach of representations, warranties or covenants of such Indemnitee, as determined by a court of competent jurisdiction in a final, binding, nonapplicable order, or (2) any Claims in respect of Taxes (such Claims to be subject to Section 7.2), other than a payment necessary to make payments under
           -----------
this Section on an after-tax basis; provided, that this clause (2) does not
                                    --------
apply to any taxes or penalties included in Claims against which the Indemnitee is provided an indemnification under clause (g) of this Section, and (3) as to an Indemnitee, any Claim resulting from Lessor Liens which such Indemnitee is responsible for discharging under the Operative Documents. In the event that the indemnification provided for herein is prohibited by Applicable Laws and Regulations, the Lessee Parties will contribute to a Claim to the maximum extent permitted by law.

          Each Lessee Party shall be entitled to control, and shall assume full responsibility for the defense of any Claim; provided, however, that Lessor,
                                             --------  -------
Trustee, Trust Company, Agent, each Lender and Investor named in such Claim may each retain separate counsel at the expense of each Lessee Party, in the event of and to the extent of a conflict or a potential conflict and shall give notice to each Lessee Party of the retention of such separate counsel. Lessee Party and each

Indemnitee Person agree to give each other prompt written notice of any Claim hereby indemnified against but the giving of any such notice by an Indemnitee shall not be a condition to each Lessee Party's obligations under this Section, except to the extent failure to give such notice materially prejudices each Lessee Party's rights hereunder. Other than in the event of a conflict or a potential conflict, each Lessee Party shall not be liable for the fees and expenses of separate counsel retained by any Indemnitee. After an Indemnitee has been fully indemnified for a Claim pursuant to this Section, and so long as no Event of Default under the Lease shall have occurred and be continuing, each Lessee Party shall be subrogated to any right of such Indemnitee with respect to such Claim. None of the Indemnitees shall settle a Claim without the consent of each Lessee Party, which consent shall not be unreasonably withheld or delayed.

     Section 7.2.  General Tax Indemnity.
                   ---------------------

          (a) Tax Indemnity.  Each Lessee Party shall pay, defend and, on
              -------------
written demand, indemnify and hold each Indemnitee harmless (on an after-tax basis in accordance with Section 7.4) from and against, any and all Taxes,
                         -----------
howsoever imposed, on or with respect to any Indemnitee, the Site or any portion thereof, any Operative Document or any Lessee Party or any other sublessee or user of the Site by any Governmental Authority in connection with or in any way relating to (i) the acquisition, mortgaging, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, operation, condition, sale, return or other application or disposition of all or any part of the Site or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon, (ii) Basic Rent or Supplemental Rent or the receipts or earnings arising from or received with respect to the Site or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) any other amount paid or payable pursuant to the Notes, the Trust Certificate, or any other Operative Documents,
(iv) the Site or any part thereof or any interest therein, (v) all or any of the Operative Documents, any other documents contemplated thereby and any amendments and supplements thereto, and (vi) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents; provided,
                                                               --------
however, that the indemnification obligation of this Section shall not apply to
-------
(i) Taxes which are based upon or measured by the Indemnitee's net income (including taxes based on minimum taxes or capital gains), or which are expressly in substitution for, or relieve Indemnitee from, any actual Tax based upon or measured by Indemnitee's net income; (ii) any Tax or imposition to the extent, but only to such extent, it relates to any act, event or omission that occurs after the termination of the Lease and the discharge of all of Lessee's obligations under the Operative Documents which were matured at the time of such termination (but not any Tax or imposition that relates to any period prior to the discharge of all of Lessee's obligations under the Operative Documents which were matured at the time of such termination) unless such termination is the result of a Lease Event of or the Site has been transferred to Lessee; (iii) any interest or penalties imposed on an Indemnitee as a result of the failure of such Indemnitee to comply with its obligations set forth in Section 7.2(d),
                                                            --------------
unless such failure results from the failure of Lessee to comply with its obligations set forth in Section 7.2(d); (iv) any Taxes which are imposed on an
                                 ------
Indemnitee as a result of a breach of a covenant or representation by such Indemnitee in any Operative Document (unless caused by a Lessee Party's breach of its representation, warranties or covenants) or is a result of the gross negligence or willful misconduct of such Indemnitee itself (as opposed to gross negligence or willful misconduct imputed to such Indemnitee), but not Taxes imposed as a result of ordinary negligence of such Indemnitee; (v) Taxes based upon the voluntary transfer, assignment or disposition by Agent, Lessor or any Participant of any interest in any of the Site (other than a transfer pursuant to the exercise of remedies under the Operative Documents, transfers pursuant to the exercise of the Sale Option or Purchase Option, a transfer to Lessee or otherwise pursuant to the Lease) or any involuntary transfer of any interest in any of the Site resulting from the bankruptcy or insolvency of the Agent, Lessor or any Participant (other than in connection with the existence of a Lease Event of Default); (vi) any gift, inheritance, franchise or estate Taxes; (vii) taxes and impositions that are imposed by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are based upon or measured by the net income or net receipts (including any minimum taxes, withholding taxes or taxes on or measured by capital, net worth, excess profits or items of tax preference or taxes that are capital stock, franchise or doing business taxes); (viii) any Tax or imposition for so long as, but only for so long as, it is being contested in accordance with the provisions of this Agreement; (ix) any Taxes or impositions that are enacted or adopted by their express terms as a substitute for any Tax that would not have been indemnified against pursuant to the terms of Section 7.2(a) of this Agreement; (x) any Taxes
                                 --------------
or impositions to the extent that such Taxes are actually reimbursed to the Lessor by another Person other than an Affiliate of the Lessor; (xi) in the event of a voluntary transfer, assignment or disposition, or any involuntary transfer of any interest in any of the Site resulting from the bankruptcy or insolvency of Lessor (other than in connection with the existence of a Lease Event of Default), any Tax or imposition imposed on a direct or indirect transferee, successor or assign of the Lessor to the extent of the excess of such Taxes over the amount of such Taxes that would have been imposed had there not been a transfer by the original Lessor of an interest arising under the Operative Documents, unless a Lease Event of Default shall have occurred and be continuing; and (xii) any Taxes or impositions imposed on the Lessor that are a result of the Lessor not being considered a "United States person" as defined in
Section 7701(a)(30) of the Code. Notwithstanding the proviso of the preceding sentence, Lessee Parties shall pay or reimburse, and indemnify and hold harmless, any Indemnitee which is not incorporated under the laws of the United States, or a state thereof, and which has complied with Section 7.3, from any
                                                        -----------
deduction or withholding of any United States Federal, state or local income tax. All indemnities contained in this Section are expressly made for the benefit of, and shall be enforceable by, each Indemnitee.

          (b) Contests.  Lessee Parties shall pay on or before the time or times
              --------
prescribed by law any Taxes (except any Taxes excluded by the proviso to Section
                                                                         -------
7.2(a)); provided, however, that no Lessee Party shall be under an obligation to
------   --------  -------
pay any such Tax so long as the payment of such Tax is not delinquent or is being contested by a Permitted Contest. If any claim or claims is or are made against any Indemnitee for any Tax which is subject to indemnification as provided in Section 7.2(a), Indemnitee shall as soon as practicable, but in no
            --------------
event more than twenty (20) days after receipt of formal written notice of the Tax or proposed Tax, notify Lessee and if, in the reasonable opinion of Lessee and (in the case of any Tax which may reasonably be expected in the aggregate to exceed Fifty Thousand Dollars ($50,000)) tax counsel acceptable to the Indemnitee, there exists a basis to contest such Tax which satisfies the requirements of ABA Formal Opinion 85-352 (and if the provisos of the definition of "Permitted Contest" continues to be satisfied and so long as no Lease Event of Default exists), Lessee at its expense may, to the extent permitted by Applicable Laws and Regulations, contest such Tax, and subsequently may appeal any adverse determination, in the appropriate administrative and legal forums; provided that in all other circumstances, upon notice from Lessee to such Indemnitee that there exists a basis to contest any such Tax which satisfies the requirements of ABA Formal Opinion 85-352 (as supported by an opinion of tax counsel to Lessee acceptable to the Indemnitee), the Indemnitee, at Lessee's expense, shall contest any such Tax. Lessee shall pay all expenses incurred by the Indemnitee in contesting any such Tax (including all reasonable attorneys' and accountants' fees, including the allocated costs of internal counsel), upon demand by the Indemnitee. Lessee shall have the right to participate in the conduct of any proceedings controlled by the Indemnitee to the extent that such participation by such Person does not interfere with the Indemnitee's control of such contest and Lessee shall in all events be kept informed, to the extent practicable, of material developments relative to such proceedings. The Indemnitee shall have the right to participate in the conduct of any proceedings controlled by Lessee and the Indemnitee shall in all events be kept informed, to the extent practicable, of material developments relative to such proceedings.

          The Indemnitees agree that a contested claim for which Lessee would be required to make a reimbursement payment hereunder will not be settled or compromised without Lessee's prior written consent (which consent shall neither be unreasonably delayed nor withheld), unless the provisos of the definition of "Permitted Contest" would not continue to be satisfied. Indemnitee shall endeavor to settle or compromise any such contested claim in accordance with written instructions received from Lessee, provided that: (x) Lessee on or before the date the Indemnitee executes a settlement or compromise pays the contested Tax to the extent agreed upon or makes an indemnification payment to the Indemnitee in an amount acceptable to the Indemnitee; and (y) the settlement or compromise does not, in the reasonable opinion of the Indemnitee materially adversely affect the right of such Lessor to receive Rent or the Lease Balance or any other payment pursuant to the Operative Documents, or involve a material risk of sale, forfeiture or loss of any Site or any interest therein or any matter described in the provisos to the definition of "Permitted Contest." The failure of an Indemnitee to timely contest a claim against it for any Tax which is subject to indemnification under Section 7.2(a) and for which it has an
                                    --------------
obligation to Lessee to contest under this Section in the manner required by Applicable Laws and Regulations where Lessee has timely requested that such Indemnitee contest such claim shall relieve Lessee of its obligations to such Indemnitee under Section 7.2(a) with respect to such claim to the extent such
                 --------------
failure results in the loss of an effective contest. If Applicable Laws and Regulations require the payment of a contested Tax as a condition to, or regardless of, its being contested, and Lessee chooses to contest such Tax or to direct the Indemnitee to contest such Tax in accordance with this Section, then Lessee shall provide the Indemnitee with the funds to pay such Tax, such provision of funds to be deemed a non-interest bearing loan by Lessee to the Indemnitee to be repaid by any recovery of such Tax from such contest and any remaining unpaid amount not recovered to offset Lessee's obligation to indemnify the Indemnitee for such Tax. Lessee shall indemnify the Indemnitee on a grossed-up basis (in accordance with Section 7.4) for and against any adverse
                                     -----------
tax consequences of such interest-free loan. In the event that the Indemnitee receives a refund (or like adjustment) in respect of any Tax for which the Indemnitee has been reimbursed by Lessee, the Indemnitee shall immediately remit the amount of such refund (or like adjustment) to Lessee, net of all costs and expenses incurred by such Indemnitee.

          (c) Payments.  Any Tax indemnifiable under Section 7.2(a) shall be
              --------                               --------------
paid directly to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to an Indemnitee pursuant to Section 7.2(a) shall be paid within twenty (20) days after receipt
            --------------
of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before the date that the relevant Taxes are due. Any payments made pursuant to Section
                                                                         -------
7.2(a) directly to the Indemnitee entitled thereto or Lessee, as the case may
------
be, shall be made in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in this Participation Agreement. Upon the request of any Indemnitee with respect to a Tax that Lessee is required to pay, Lessee shall furnish to such Indemnitee the original or a certified copy of a receipt for Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Indemnitee. Taxes imposed with respect to the Property for a billing period during which the Lease expires or terminates (provided that the Lessee surrenders possession of the Property to Lessor) shall be adjusted and prorated on a daily basis between the Lessee and the Lessor, whether or not such Imposition is imposed before or after such expiration or termination and each party shall pay or reimburse the other for each party's pro rata share thereof. At Lessee's request, the amount of any indemnification payment by Lessee pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to Lessee and the Indemnitee. The fees and expenses of such independent public accounting firm shall be paid by Lessee unless such verification shall result in an adjustment in Lessee's favor of seven and one-half percent (7 1/2%) or more of the payment as computed by the Indemnitee, in which case such fee shall be paid by the Indemnitee. In no event shall Lessee have the right to review the Indemnitee's tax returns or receive any other confidential information from the Indemnitee in connection with such verification. Any information provided to such accountants by any Person shall be and remain the exclusive property of such Person and shall be deemed by the parties to be (and the accountants will confirm in writing that they will treat such information as) the private, proprietary and confidential property of such Person, and no Person other than such Person and the accountants shall be entitled thereto and all such materials shall be returned to such Person. Such accounting firm shall be requested to make its determination within thirty (30) days of Lessee's request for verifications and the computations of the accounting firm shall be final, binding and conclusive upon Lessee and the Indemnitee. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to this Participation Agreement and that matters of interpretation of this Participation Agreement are not within the scope of the independent accounting firm's responsibilities.

     Section 7.3.  Withholding Tax Exemption.  On or before the first date on
                   -------------------------
which any payment is due under any Note or Trust Certificate for the account of any Participant not incorporated under the laws of the United States or a state thereof , such Participant agrees that it will have delivered to each of Lessee, Participant and Agent (i) two valid, duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under the Operative Documents without deduction or withholding of any United States federal income taxes and (ii) a valid, duly completed Internal

Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax. Each Participant which so delivers a Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, further undertakes to deliver to each of Lessee and Agent two additional copies of such form on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Lessee or Agent, in each case certifying that such Participant is entitled to receive payments under the Operative Documents without deduction or withholding of any United States Federal income taxes, unless any change in treaty, law or regulation has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises Lessee, Lessor and Agent that it is not capable of receiving payments without any withholding of United States Federal income tax.

     Section 7.4.  Gross Up.  If an Indemnitee shall not be entitled to a
                   --------
corresponding and equal deduction with respect to any payment or Tax that a Lessee Party is required to pay or reimburse under any other provision of this Article (each such payment or reimbursement being an "original payment") and which original payment constitutes income to such Indemnitee, then such Lessee Party shall pay to such Indemnitee on demand the amount of such original payment on a grossed-up basis such that, after subtracting all Taxes imposed on such Indemnitee with respect to such original payment by such Lessee Party (including any Taxes otherwise excluded by Section 7.2(b) and assuming for this purpose
                                --------------
that such Indemnitee was subject to taxation at the highest Federal marginal rates applicable to widely held corporations for the year in which such income is taxable and at an assumed state and local income tax rate of nine and one-half (9 1/2%), such payments shall be equal to the original payment to be received or paid (net of any credits, deductions or other tax benefits then actually recognized that arise from the payment by such Indemnitee of any amount, including taxes, for which the payment to be received is made).

                                 ARTICLE VIII.
                                   THE AGENT

     Section 8.1.  Appointment of Agent.
                   --------------------

          (a) Pursuant to the Loan Agreement, each Lender has irrevocably appointed and authorized Agent to act as its agent under the Loan Agreement and other Operative Documents.

          (b) Agent shall not have any duty or obligation to manage, control, use, operate, store, lease, sell, dispose of or otherwise deal with the Site, any other Collateral or the Lease, or to otherwise take or refrain from taking any action under, or in connection with, this Agreement or any related document to which Agent is a party, except as expressly provided by the terms hereof, and no implied duties of any kind shall be read into any Operative Document against Agent. The permissive right of Agent to take actions enumerated in this Agreement or any other Operative Document shall never be construed as a duty, unless Agent is instructed or directed to exercise, perform or enforce one or more rights of Lenders by the Required Lenders, unless all Lenders are required with respect to any particular matters, as set forth in any of the Operating Documents (provided that Agent has
                                                         --------
received indemnification reasonably satisfactory to it). No provision of the Operative Documents shall require Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its obligations under the Operative Documents, or in the exercise of any of its rights or powers thereunder. It is understood and agreed that the duties of Agent are ministerial in nature.

          (c) Except as specifically provided in the Operative Documents, Agent is acting hereunder solely as agent and, except as specifically provided herein, is not responsible to any person in its individual capacity.

          (d) Agent may accept deposits from, lend money to and otherwise deal with any Lessee Party or any of their respective Affiliates with the same rights as it would have if it were not the named Agent hereunder.

     Section 8.2.  Reliance.  Agent may rely upon, and shall not be bound or
                   --------
obligated to make any investigation into the facts or matters stated in, any certificate, notice or other communication (including any communication by telephone, facsimile, telex, telegram or cable) reasonably believed by it to be genuine and correct and to have been made, signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent with due care (including any expert selected by Agent to aid Agent in any calculations required in connection with its duties under the Operative Documents).

     Section 8.3.  Refusal to Act.  Except for notices and actions expressly
                   --------------
required of Agent under the Operative Documents, Agent shall in all cases be fully justified in failing or refusing to act, unless (a) it is indemnified to its reasonable satisfaction against any and all liability and reasonable expense which may be incurred by it by reason of taking or continuing to take any such action and (b) it is reasonably satisfied that such action is not contrary to any Operative Document or to any applicable law.

     Section 8.4.  Compensation of Agency.  Lessee shall pay Agent (i) the Fees
                   ----------------------
pursuant to Section 2.6 hereof and (ii) Agent's reasonable fees, costs and expenses for the performance of Agent's obligations hereunder, as may be further provided for herein.

     Section 8.5.  Limitations.  It is expressly understood and agreed by and
                   -----------
among the parties hereto that, except as otherwise provided herein or in the other Operative Documents: (a) this Participation Agreement and the other Operative Documents to which Agent is a party are executed by Agent, not in its individual capacity (except with respect to the representations and covenants of Agent in Section 4.4), but solely as Agent under the Operative Documents in the
         -----------
exercise of the power and authority conferred and vested in it as such Agent;
(b) each and all of the undertakings and agreements herein made on the part of Agent are each and every one of them made and intended not as personal undertakings and agreements by Agent, or for the purpose or with the intention of binding Agent personally, but are made intended for the purpose of binding only the interests of Lenders in the Site and Collateral, unless expressly provided otherwise; (c) actions to be taken by Agent pursuant to its obligations under the Operative Documents may, in certain circumstances, be taken by Agent only upon specific authority of Lenders or Required Lenders; (d) nothing contained in the Operative Documents shall be construed as creating any liability on Agent, individually or personally, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director, employee or agent of, Agent to perform any covenants either express or implied contained herein, all such liability, if any, being expressly waived by the other parties hereto and by any Person claiming by, through or under them; and
(e) so far as Agent, individually or personally, is concerned, the other parties hereto and any Person claiming by, through or under them shall look solely to the Collateral and Lessee for the performance of any obligation under any of the instruments referred to herein; provided, however, that nothing in this Section
                                --------  -------
shall be construed to limit in scope or substance the general corporate liability of Agent in respect of its gross negligence or willful misconduct or those representations, warranties and covenants of Agent in its individual capacity set forth herein or in any of the other agreements contemplated hereby, as determined in a final nonappeal decision by a court with competent jurisdiction.

     Section 8.6.  Number of Counterparts.  Whenever Agent is to have received
                   ----------------------
any document, agreement or opinion pursuant to the Agreement or any other Operative Document, such condition shall require that Agent has received sufficient counterpart originals for Agent to distribute to Agent and each Lender, unless otherwise specifically approved by Agent.

                                  ARTICLE IX.
                                 MISCELLANEOUS

     Section 9.1.  Survival of Agreements.  The representations, warranties,
                   ----------------------
covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery and the termination or expiration of this Agreement and any of the Operative Documents, including the termination of the Lease with respect to the Site, the transfer of the interest in the Site to or by Lessor as provided herein or in any other Operative Documents (and shall not be merged into the Deed or any other conveyance or transfer document), any disposition of any interest of Lessor in the Site, the purchase and sale of the Note or the Trust Certificates, payment therefor and any disposition thereof and shall be and continue in effect, notwithstanding any investigation made by any party hereto or to any of the other Operative Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents.

     Section 9.2.  No Broker, etc.  Except for Agent and certain of its
                   --------------
affiliates (the fees and expenses of which shall be payable by Lessee in accordance with the provisions of this Agreement), each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial advisor to act on its behalf in connection with this Agreement, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act, nor has it incurred any fees or commissions to which Lessor or any other Participant might be subjected by virtue of its entering into the transactions contemplated by this Agreement. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

     Section 9.3.  Notices.  Unless otherwise specified herein, all notices,
                   -------
requests, demands or other communications to or upon the respective parties hereto shall be made in writing and shall be deemed to have been given (i) in the case of notice by letter, the earlier of when delivered to the addressee by hand or courier if delivered on a Business Day and, if not delivered on a Business Day, the first Business Day thereafter, or on the third Business Day after depositing the same in the mails, registered or certified mail, postage prepaid, return receipt requested, and (ii) in the case of notice by facsimile or bank wire, when receipt is confirmed if delivered on a Business Day and, if not delivered on a Business Day, the first Business Day thereafter. In each case, notices shall be addressed as provided on Schedule III hereto, or to such
                                                ------------
other address as any of the parties hereto may designate by written notice. Copies of all notices given by facsimile or bank wire shall be contemporaneously sent by overnight courier or U.S. Mail.

     Section 9.4.  Counterparts.  This Agreement may be executed by the parties
                   ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement.

     Section 9.5.  Amendments.  Except as otherwise specifically provided in
                   ----------
any Operative Document, neither this Agreement nor any of the other Operative Documents nor any of the terms hereof or thereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to Lessor, Agent and Lessee. Lessor, Agent and Lessee may amend, supplement, waive or modify this Agreement or any other Operative Document (i) to correct any mistake without the consent of the Required Lenders, or (ii) for any other purpose with the written consent of the Required Lenders; provided, that without the prior written consent of each
                  --------
Participant, none of Agent, Lessor and Lessee shall:

          (a) modify any of the provisions of this Section, change the definition of "Required Lenders" or modify or waive any provision of any Operative Document requiring action by any of the foregoing;

          (b) modify, amend, waive or supplement any of the provisions of Articles VI, XIII, XVI and XVII of the Lease, as well as Section 3.4 of the Construction Agency Agreement;

          (c) reduce, modify, amend or waive any indemnities in favor of any Participant;

          (d) reduce the amount or change the time of payment of Rent, Lease Balance or the Commitment Fees or other fees;

          (e) consent to any assignment of the Lease releasing Lessee from its obligations to pay Rent or the Lease Balance or changing the absolute and unconditional character of such obligations;

          (f) permit the creation of any Lien on the Site or any part thereof (except as contemplated by the Operative Documents, including, without limitation, Permitted Liens), or deprive any Lender of the benefit of the security interest and lien secured by the Site;

          (g) release any Collateral (except as otherwise specifically provided in any Operative Document) or release any Guarantor from the obligations under the Guarantor or terminate the Guaranty;

          (h) increase the amount or extend the expiration date of any Participant's Commitment;

          (i) without the written consent of Investor, reduce the amount or change time of payment of Investor Contribution or Yield; and

          (j) without the written consent of each Lender, reduce the amount or change time of payment of Loans or interest thereon.

     Section 9.6.  Headings, etc.  The Table of Contents and headings of the
                   -------------
various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     Section 9.7.  Parties in Interest.  Except as expressly provided herein,
                   -------------------
none of the provisions of this Agreement is intended for the benefit of any Person, except the parties hereto, their successors and permitted assigns.

     Section 9.8.  GOVERNING LAW.  THIS AGREEMENT HAS BEEN DELIVERED IN, AND
                   -------------
SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.

     Section 9.9.  Payment of Transaction Costs and Other Costs.  Lessee shall:
                   --------------------------------------------

          (a) Transaction Expenses.  On the Document Closing Date, pay, or cause
              --------------------
to be paid, all fees, expenses and disbursements of counsel of each of Lessor, Trustee, Agent, and Investor in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Document Closing Date, including all Transaction Costs, and all other expenses in connection with such Document Closing Date, including all expenses relating to all Appraisals, Environmental Audits and Title Policies, and fees, taxes and expenses for the recording, registration and filing of documents. Fees, expenses, and disbursements payable by Lessee on Document Closing Date may be paid by using the proceeds of the Loans or the Investor Contribution. The continuing expenses and disbursements (including counsel fees and expenses) of Lessor and Agent shall be paid by Lessee on demand.

          (b) Brokers' Fees and Stamp Taxes.  Pay or cause to be paid brokers'
              -----------------------------
fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Agreement and the other Operative Agreements.

          (c) Trustee Fees and Expenses.  Pay or cause to be paid the initial
              -------------------------
and annual Trustee's fee and all expenses of the Trustee and any necessary co-trustees (including reasonable counsel fees and expenses) or any successor owner trustee, for acting as trustee under the Trust Agreement.

          (d) Amendments, Waivers, Consents.  Pay or cause to be paid all
              -----------------------------
reasonable costs and expenses incurred by each Lessee Party, Agent, Investor, Trustee or Lessor in entering into any future amendments or supplements with respect to any of the Operative Agreements, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by any Lessee Party.

          (e) Loan Agreement and Related Obligations.  Pay, before the due date
              --------------------------------------
thereof, all costs, fees, indemnities, expenses and other amounts (other than principal and interest on the Loans, but including breakage costs and interest on overdue amounts pursuant to the Loan Agreement or otherwise) required to be paid by Lessor under any Operative Agreement.

          (f) Investor Obligations.  Pay Investor promptly after receipt of
              --------------------
notice therefor any additional amounts payable to the Investor in respect of the Investor Contribution under Article II of the Loan Agreement (it being agreed that Investor is, for purposes of this agreement, a beneficiary of the provisions of Article II of the Loan Agreement).

          (g) Overdue Rate.  If all or a portion of the Yield, the Investor
              ------------
Contribution or any other amount owed to Investor shall not be paid when due, such overdue amount shall bear interest, payable on demand, at a rate per annum equal to the applicable Overdue Rate, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

          (h) Default Workout.  Pay or cause to be paid all costs and expenses
              ---------------
(including reasonable legal fees and expenses) incurred by all other parties hereto in connection with: (i) any Event of Loss or termination of the Lease or any other Operative Document; (ii) the negotiation and documentation of any restructuring or "workout," whether or not consummated, of any Operative Document; (iii) the enforcement of the rights or remedies under the Operative Documents; (iv) any transfer by Agent or a Participant of any interest in the Operative Documents during the continuance of a Lease Event of Default.

     Section 9.10.  Severability.  Any provision of this Agreement that is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 9.11.  Limited Liability.  The parties hereto agree that Trustee
                    -----------------
and Trust Company shall have no personal liability whatsoever to Lessee, Lenders, Agent or any of their respective successors and assigns for any Claim based on or in respect of this Agreement or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that Trustee and Trust Company shall be personally liable:
--------  -------

(a) for its own willful misconduct or gross negligence, (b) for liabilities that may result from the incorrectness of any representation or warranty expressly made by it in Section 4.6 or (c) for any Tax based on or measured by any fees,
              -----------
commission or compensation received by it for actions contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding proviso: (i) Trustee and Trust Company shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Document; (ii) all obligations of Trustee and Trust Company to Lessee, Lenders, Agent or any of their respective successors and assigns are solely nonrecourse obligations, except to the extent that it has received payment from others; (iii) all such personal liability of Trustee and Trust Company is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by Trustee and Trust Company; and (iv) this Agreement (except as provided in
Section 4.6) is executed and delivered by Trustee and Trust Company solely in
-----------
the exercise of the powers expressly conferred upon each of them under the Operative Documents.

     Section 9.12.  Liabilities of Participants.  No Participant shall have any
                    ---------------------------
obligation to any other Participant or to Lessee, Sublessee, Lessor or Agent with respect to the transactions contemplated by the Operative Documents, except those obligations of such Participant expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Participant shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents, except as otherwise so set forth.

     Section 9.13.  Liabilities of Agent.  Agent shall have no duty, liability
                    --------------------
or obligation to any party to this Agreement with respect to the transactions contemplated hereby, except those duties, liabilities, or obligations expressly set forth in this Agreement or the Loan Agreement, and any such duty, liability or obligation of Agent shall be as expressly limited by this Agreement or the Loan Agreement, as the case may be.

     Section 9.14.  Reproduction of Documents.  This Agreement, all documents
                    -------------------------
constituting Schedules or Exhibits hereto, and all documents relating hereto received by a party hereto, including, without limitation: (a) consents, waivers and modifications that may hereafter be executed; (b) documents received in connection with the receipt and/or acquisition of the Site; and (c) financial statements, certificates, and other information previously or hereafter furnished may be reproduced by the party receiving the same by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Each of the parties hereto agrees and stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business) and that, to the extent permitted by law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section 9.15.  Consideration for Consents to Waivers and Amendments.
                    ----------------------------------------------------
Lessee hereby agrees that it will not, and that it will not permit any of its Affiliates to, offer or give any consideration or benefit of any kind whatsoever to any Participant in connection with, in exchange for, or as an inducement to, such Participant's consent to any waiver in respect of, any modification or amendment of, any supplement to, or any other consent or approval under, any Operative Document, unless such consideration or benefit is offered ratably to all Participants.

     Section 9.16.  Payment Directions.  It is understood and agreed that during
                    ------------------
the Lease Term, for administrative convenience and notwithstanding the terms and provisions of the Operative Documents, Lessee will pay all amounts due Lessor under the Lease and this Agreement, on behalf of Lessor, to or at the direction of Agent (which direction may change from time to time, so long as such direction does not require Lessee to make any payment due on any date to more than one Person) for application in accordance with the terms of Article III of the Loan Agreement and the other Operative Documents.

     Section 9.17.  Action of and Notices under Loan Agreement.  Notwithstanding
                    ------------------------------------------
anything to the contrary in the Loan Agreement, Lenders, Agent, Lessor, Lessee and Construction Agent hereby agree that any notice or demand to be delivered to Lessor pursuant to the Loan Agreement and any action to be taken by Lessor under the Loan Agreement (including under Section 26(d) thereof) shall, so long as no Lease Default or Lease Event of Default is continuing, be delivered directly to or taken by Lessee, with a copy to or notice to Lessor; provided that, during
                                                        --------
the Construction Period, so long as no Construction Agency Even of Default is continuing, or would occur upon the passing of time or the giving of notice, Construction Agent may give Advance Requests.

     Section 9.18.  Submission to Jurisdiction; Waivers.  EACH PARTY HERETO
                    -----------------------------------
IRREVOCABLY AND UNCONDITIONALLY:

          (a) AGREES THAT ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT OR OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (COLLECTIVELY, "RELATED LITIGATION") MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK, SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND TO THE FULLEST EXTENT PERMITTED BY LAW AGREES THAT, TO THE EXTENT THAT ANY SUCH COURT HAS OR IS ABLE TO OBTAIN PERSONAL JURISDICTION OVER THE PARTY AGAINST WHICH SUCH PARTY IS SEEKING TO BRING RELATED LITIGATION, IT WILL NOT BRING ANY RELATED LITIGATION IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY INVESTOR, AGENT OR LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM);

          (b) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH RELATED LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY;

          (c) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO SUCH PARTY'S ADDRESS FOR NOTICES DESCRIBED IN SCHEDULE III
                                                                  ------------
HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY
LAW); AND

          (d) WAIVES THE RIGHT TO TRIAL BY JURY IN ANY RELATED LITIGATION.

     Section 9.19.  Final Agreement.  THIS AGREEMENT, TOGETHER WITH THE LEASE,
                    ---------------
LOAN DOCUMENTS, THE OTHER OPERATIVE DOCUMENTS AND OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH REPRESENT THE ENTIRE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND CANNOT BE MODIFIED, SUPPLEMENTED, AMENDED, RESCINDED OR CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THIS SUPERCEDES ANY ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

     Section 9.20.  Confidentiality.  Except as may be required by law, except
                    ---------------
as contemplated by any of the Operative Documents and except as may be necessary in connection with the enforcement of the Operative Documents following a Lease Default or Lease Event of Default, each of Lessor, Investor, Agent and each Lender agrees to use its best efforts not to disclose the existence of the transactions contemplated hereby, the Operative Documents or any of the parties thereto or to permit any data or information which is clearly marked "confidential" and which relates to Lessee or the business of Lessee, other than any data or information which is otherwise publicly available or which is received by any such party in a capacity in which such party is not bound by any restriction of a nature similar to that imposed by this Section, which data or information Lessor, Investor, Agent or such Lender possesses due to such party's relation to the transactions contemplated hereby, to be out of such party's possession or the contents thereof to be divulged to any other Person; provided,
                                                                       --------
however, that such data or information may be disclosed to the attorneys or
-------
accountants of Lessor, Investor, Agent or such Lender and to any Person empowered by law to examine the records of the Lessor, Investor, Agent or such Lender, which potential assignee shall have, in each case, agreed with such party for the benefit of the Lessee to comply with the terms of this Section.

          IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written and to be delivered in New York, New York.

                              SMART & FINAL INC.,

                              as Lessee


                              By:   /s/ Richard Phegley
                                    -------------------
                                    Name:  Richard Phegley
                                    Title: Vice President and Treasurer

                              SMART & FINAL STORES CORPORATION,

                              as Sublessee


                              By:   /s/ Richard Phegley
                                    -------------------
                                    Name:  Richard Phegley
                                    Title: Vice President and Treasurer

                              SMART & FINAL REALTY TRUST 1998,

                              as Lessor


                              By:   Wilmington Trust Company, not in its
                                    individual capacity but solely as Trustee


                                    By:   /s/ James P. Lawler
                                          -------------------
                                          Name:  James P. Lawler
                                          Title: Vice President

                              CREDIT LYONNAIS LEASING CORP.,

                              as Investor


                              By:   /s/ L.M. Wertheim
                                    -----------------
                                    Title: L. M. Wertheim
                                    Name:  Vice President and Secretary

                              CREDIT LYONNAIS LOS ANGELES BRANCH, as Agent



                              By:   /s/ Dianne M. Scott
                                    -------------------
                                    Name:  Dianne M. Scott
                                    Title: Vice President and Manager

                              CREDIT LYONNAIS LOS ANGELES BRANCH,
                              as Lender


                              By:   /s/ Dianne M. Scott
                                    -------------------
                                    Name: Dianne M. Scott
                                    Title: Vice President and Manager

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A., "RABOBANK
                              NEDERLAND," NEW YORK BRANCH,

                              as Lender



                                    By:    /s/ Dana W. Hemenway
                                           --------------------
                                           Name: Dana W. Hemenway
                                           Title: Vice President



                                    By:    /s/ W. Pieter C. Kodde
                                           ----------------------
                                           Name: W. Pieter C. Kodde
                                           Title: Vice President

                              WILMINGTON TRUST COMPANY,
                              as Trustee



                              By:   /s/ James P. Lawler
                                    -------------------
                                    Name: James P. Lawler
                                    Title: Vice President

                            PARTICIPATION AGREEMENT

                                   APPENDIX 1

                              DEFINITIONS APPENDIX

          In the Participation Agreement and each other Operative Document, unless the context otherwise requires:

          (a) any term defined below by reference to another instrument or document shall continue to have the meaning ascribed thereto whether or not such other instrument or document remains in effect;

          (b) words importing the singular include the plural and vice versa;

          (c) words importing a gender include any gender;

          (d) a reference to a part, clause, section, article, exhibit or schedule is a reference to a part, clause, section and article of, and exhibit and schedule to, such Operative Document;

          (e) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws amending, supplementing, supplanting, varying, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations and ordinances issued or otherwise applicable under that statute;

          (f) a reference to a party to a document includes that party's successors and permitted assigns; and

          (g) references to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement followed by or referable to an enumeration of specific matters to matters similar to those specifically mentioned.

          Further, each of the parties to the Operative Documents and their counsel have reviewed and revised the Operative Documents, or requested revisions thereto, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in construing and interpreting the Operative Documents.

          "Additional Costs" mean (i) the amounts payable pursuant to Section
2.12 of the Loan Agreement, (ii) the amounts payable pursuant to Section 5.23 of the Participation Agreement and (iii) the other amounts due and payable by the Borrower under any Loan Document or by Lessor under the Trust Agreement, other than principal and interest on the Notes, Yield or Investor Contribution.


                                     A-1-1

          "Advance" means, as the context may require, each advance of a Loan by a Lender and each corresponding advance of an Investor Contribution by Investor to finance the acquisition of the Site, the construction of the New Facility and/or the payment of Transaction Costs.

          "Advance Date(s)" means each of the actual dates, on or prior to the date on which the Commitments shall terminate as set forth in Section 2.5(g) of the Participation Agreement, on which the transactions contemplated in Article II of the Participation Agreement are completed (including the conversion or continuation of any LIBO Rate Advance).

          "Advance Request" has the meaning set forth in Section 2.5(a) of the Participation Agreement.

          "Affiliate" of a Person shall mean (a) any other Person which directly or indirectly controls, is controlled by, or is under common control with, such person, (b) any director or officer (or, in the case of a Person which is not a corporation, any individual having analogous powers) of such person or of a Person who is an Affiliate of such person within the meaning of the preceding clause (a), and (c) for each individual who is an Affiliate of the such person within the meaning of the foregoing clauses (a) or (b), any other individual related to such Affiliate by consanguinity or adoption within the third degree. For purposes of the preceding sentence, "control" of a Person means (a) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise and (b) in any case shall include direct or indirect ownership (beneficially or of record) of, or direct or indirect power to vote, five percent (5%) or more of the outstanding shares of any class of capital stock of such Person (or in the case of a Person that is not a corporation, five percent (5%) or more of any class of equity interest). Notwithstanding the foregoing, neither Casino-Guichard Perrachon S.A. nor Casino USA, Inc. shall be deemed an Affiliate of Lessee solely as a result of their respective ownership interest, direct or indirectly, beneficially or otherwise, of up to sixty five percent (65%) of Lessee, individually or collectively. A Person who is otherwise unaffiliated with any of the Lessee Parties and who has acquired or in the future acquires five percent (5%) or more of any class of equity interest in any Lessee Party in the open market shall not be deemed to be an Affiliate of such Lessee Party for purposes of the Operative Documents.

          "Agent" means Credit Lyonnais Los Angeles Branch, in its capacity as administrative agent for the benefit of itself and Lenders under the Loan Agreement.

          "Alterations" has the meaning set forth in Section 9.2(a) of the Lease.

          "Applicable Laws and Regulations" mean all existing and future applicable laws, rules, regulations (including Environmental Laws), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Authority, Insurance Requirements and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment and those pertaining to the construction use or occupancy of the Site) and any restrictive covenant or deed restriction or easement of record affecting the Site.

                                     A-1-2

          "Applicable Margin" means:

          (a) for any Interest Period occurring in whole or in part one hundred eighty (180) days after the Document Closing Date, zero (0) basis points for interest determined by reference to the Base Rate and sixty (60) basis points for interest determined by reference to the LIBO Rate; and

          (b) for any Interest Period occurring entirely after the date specified in the immediately preceding clause (a), the Applicable Margin set forth below; provided that during any Holdover Period, the Applicable Margin
             --------
shall be increased by 50 basis points:

==========================================================================================================================
                   CRITERIA I
                  Consolidated        CRITERIA II          Commitment Fee          LIBO Interest           Base Interest
                   Cash Flow        Senior Unsecured         Applicable          Applicable Margin       Applicable Margin
Level                Ratio            Debt Ratings              (bps)                  (bps)                   (bps)
--------------------------------------------------------------------------------------------------------------------------
I                 greater than        BB or Ba2 or               25                     75                      00
                  or equal to            lower
                     4.75x

II                greater than         BB+ or Ba1                20                     60                      00
                  or equal to
                     4.25x

III               greater than        BBB- or Baa3              17.5                    50                      00
                  or equal to
                     3.5x

IV                greater than        BBB or Baa2                15                     45                      00
                  or equal to
                     3.00x

V                  less than          BBB+ or Baa1               10                     40                      00
                     3.00x
==========================================================================================================================

where the Applicable Margin will be determined based on the better of the Lessee's Consolidated Cash Flow Ratio (Criteria I) or senior unsecured debt ratings, if any (Criteria II). If the debt ratings of Standard & Poor's Corporation and Moody's Investors Service, Inc. differ from each other by one
(1) level, the lowest Applicable Margin will apply. If ratings differ by more than one (1) level, the level immediately above the lowest rating will apply.

          "Appraisal" means any appraisal of the Site prepared by the Appraiser and delivered to Lessor and Agent, which, in the judgment of Agent or its counsel, complies with all of the provisions of the Financial Institutions Reform Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other Applicable Laws and Regulations.

          "Appraisal Rights" has the meaning set forth in Section 6.4 of the Lease.

          "Appraiser" means CB Commercial Real Estate Group Inc., or such other independent appraisal firm as Agent may select from time to time.

          "Appurtenant Rights" mean (i) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land Interest or the Facilities, including the

                                     A-1-3
use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to any Land Interest and (ii) all permits, licenses and rights, whether or not of record, appurtenant to the Land Interest.

          "Architect" means a registered architect or certified professional engineer for Construction Agent.

          "Assignment Purchase Agreement" means the Assignment of Purchase Agreement dated as of the date hereof, made by Sublessee to Lessor.

          "Assumed Interest Rate" means, as of the date of any Loan or Investor Contribution by a Participant, the LIBO Rate that would have been applicable for purposes of calculating interest and Yield in the event that the Advance Date to which such Advance relates had occurred on such date.

          "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended.

          "Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the higher of (x) the Federal Funds Rate most recently determined by Agent, and (y) the interest rate per annum announced from time to time by Credit Lyonnais New York Branch as its prime or base rate (which may be greater or less than other interest rates charged by Credit Lyonnais New York Branch to other borrowers and is not solely based or dependent upon the interest rate which Credit Lyonnais New York Branch may charge any particular borrower or class of borrower; if the aforesaid rate changes from time to time after the Document Closing Date, it shall be automatically increased or decreased, as the case may be, without notice to any Lessee Party, Lessor, or any Participant, or any further action as of the effective time of each change), in either case.

          "Basic Rent" means an amount payable on each Payment Date during the Basic Term, any Extension Term, if applicable, and the Holdover Period, if applicable, equal to the sum of (i) the aggregate amount of interest payable on such Payment Date on the Notes, plus (ii) the aggregate amount of the Yield payable on such Payment Date on the Investor Contribution (calculated in accordance with the definition of "Yield" and in a manner consistent with the calculation of the amounts under clause (i) on such Payment Date); provided,
                                                                   --------
however, that upon the occurrence and during the continuance of a Loan Event of
-------
Default under Sections 7.1(ii), (iii) and (iv) of the Loan Agreement while no Lease Event of Default shall have occurred and be continuing, Basic Rent shall be determined on the basis of calculations made as if the Loan Event of Default shall not have occurred and the Loans shall not have been accelerated, whether or not in fact the Loans shall have been accelerated or any other remedies shall have been taken under the Loan Agreement or with respect to the Collateral.

          "Basic Term" means (a) the period commencing upon the Site Acquisition Date and ending on the day which is the fifth anniversary thereafter (and in no event after May 15, 2003) or (b) such shorter period as may result from earlier termination of the Lease as provided therein.

                                     A-1-4

          "Basic Term Expiration Date" has the meaning set forth in Section 2.3 of the Lease.

          "Board of Directors" means, with respect to a corporation, either the board of directors or any duly authorized committee of that board of directors which, pursuant to the by-laws of such corporation, has the same authority as that board of directors as to the matter at issue.

          "Borrower" means Lessor, as the borrower under the Loan Agreement.

          "Business Day" shall mean (i) any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or in Los Angeles, California are authorized or required by law to close and (ii) with respect to LIBO Advances, any day on which commercial banks are open for domestic and international business (including, without limitation, dealings in Dollar deposits) in London, England and in New York, New York.

          "Casualty" means an event of damage or casualty relating to any Facility which does not constitute an Event of Loss.

          "Claims" mean liabilities, obligations, damages, losses, demands, penalties, fines, claims, actions, suits, judgments, settlements, utility charges, costs, fees, expenses and disbursements (including legal fees and expenses and costs of investigation which, in the case of counsel or investigators retained by an Indemnitee, shall be reasonable) of any kind and nature whatsoever, that may at any time be imposed on, asserted against or incurred by an Indemnitee as a result of, or arising out of, or in any way related to or by reason of any of the Operative Documents, and, without in any way limiting the generality of the foregoing, including any violation of any Environmental Laws or any other law by any Borrower or Subsidiary of Borrower or any Affiliate of any of them.

          "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

          "Collateral" means the property from time to time subject to or purported to be subject to the Liens of the Collateral Documents.

          "Collateral Assignment of Construction Agency Agreement" means the Collateral Assignment of Construction Agency Agreement, dated as of the date hereof, from Lessor to Agent substantially in the form of Exhibit H to the Participation Agreement, as the same may be amended, modified, restated or supplemented from time to time in accordance with the terms of the Participation Agreement, together with the Consent and Agreement of Construction Agent attached thereto.

          "Collateral Assignment of Construction Documents" means the Collateral Assignment of Construction Documents, dated as of the date hereof, between Lessor, Lessee and Construction Agent, substantially in the form of Exhibit A to the Construction Agency

                                     A-1-5

Agreement, as the same may be amended, modified, restated or supplemented from time to time in accordance with the terms of the Participation Agreement.

          "Collateral Assignment of Purchase Agreement" means the Collateral Assignment of Purchase Agreement from Lessor to Agent, in the form of Exhibit I to the Participation Agreement, as the same may be amended, modified, restated or supplemented from time to time in accordance with the terms of the Participation Agreement.

          "Collateral Documents" means the Mortgage, the Collateral Assignment of Construction Documents, the Collateral Assignment of Construction Agency Agreement, the Collateral Assignment of Purchase Agreement and such other agreements, instruments or documents entered into in connection with the Loan Documents in which a Lessee Party grants a lien or security interest to Agent or any Lender.

          "Commitment" means as to any Participant, its obligation to make Investor Contributions or Loans, as the case may be, in an aggregate amount not to exceed such Participant's Commitment Amount.

          "Commitment Amount" means, as to any Participation at any particular time, the maximum dollar commitment amount for such Participant, as shown on
Schedule II to the Participation Agreement.

          "Commitment Fee" has the meaning specified in Section 2.6 of the Participation Agreement.

          "Commitment Percentage" means as to any Participant, at a particular time, the percentage of the aggregate Commitments in effect at such time represented by such Participant's Commitment, as such percentage is shown on
Schedule II to the Participation Agreement.

          "Commitment Period" has the meaning set forth in Section 2.6 of the Participation Agreement.

          "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with Lessee within the meaning of
Section 4001 of ERISA or is part of a group which includes Lessee and which is treated as a single employer under Section 414 of the Code.

          "Completion" means, with respect to the New Facility, the fulfillment of all of the conditions set forth in Section 3.4 of the Participation Agreement.

          "Completion Date" means, the date on which Completion for the New Facility has occurred.

          "Condemnation" means any condemnation, requisition, confiscation, seizure or other taking or sale of the use, occupancy or title to the Site or any part thereof in, by or on account of any actual or threatened eminent domain proceeding or other action by any Governmental Authority or other Person under the power of eminent domain or otherwise or any

                                     A-1-6
transfer in lieu of or in anticipation thereof, which in any case does not constitute an Event of Taking. A Condemnation shall be deemed to have "occurred" on the earliest of the dates that use, occupancy or title is taken.

          "Consolidated Cash Flow" shall mean, as to any Person, at any date and for any period, the sum of net income (excluding, with respect to Lessor, pre-tax special charges recorded in the fourth quarter of fiscal year 1997 in an amount not to exceed $8.9 million, and non-cash unusual items and minority interest in earnings), plus interest expense, income taxes, depreciation, amortization and lease expense (to the extent deducted in determining net income) for such period.

          "Consolidated Cash Flow Ratio" means, for any Person, as at any date and for any period, the ratio of (a) Consolidated Indebtedness for such Person as at such date and for such period, and (b) Consolidated Cash Flow for such Person as at such date and for such period.

          "Consolidated Indebtedness" shall mean, as to any Person, for any period and without duplication, the sum of (i) all obligations of such Person for borrowed money, excluding obligations under synthetic leases to the extent that operating lease expenses for such synthetic leases are included in the calculation of (iv) thereafter, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person as lessee under capital leases, and (iv) the product of (1) eight and (2) operating lease expense of such Person (determined in accordance with generally accepted accounting principles) for the period in question.

          "Consolidated Subsidiary" means, as to any Person at any date, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements as of such date.

          "Consolidated Tangible Net Worth" shall mean, as to any Person at any date, the following (determined on a consolidated basis, without duplication, and in accordance with generally accepted accounting principles):

          (a) the gross book value of assets (excluding goodwill, patents, trademarks, tradenames, organization expense, treasury stock, unamortized debt discount and expense, deferred charges and other like intangibles), minus
                                                                    -----

          (b) the sum of (i) reserves applicable to the assets referred to in the foregoing clause (a), and (ii) all liabilities (including accrued and deferred income taxes and subordinated Indebtedness).

          "Construction Agency Agreement" means the Construction Agency Agreement, dated as of the date hereof, between Lessor and Construction Agent, as may be amended, modified, restated or supplemented from time to time in accordance with the terms of the Participation Agreement.

          "Construction Agency Event of Default" means a "Construction Agency Event of Default" as defined in Section 5.1 of the Construction Agency Agreement.

                                     A-1-7

          "Construction Agent" means Sublessee, as construction agent under the Construction Agency Agreement.

          "Construction Commencement Date" has the meaning set forth in Section
2.3 of the Construction Agency Agreement.

          "Construction Documents" has the meaning set forth in Section 2.5 of the Construction Agency Agreement.

          "Construction Period" means the period for construction of the New Facility thereon pursuant to the Plans and Specifications and the terms of the Operative Documents, commencing on the Construction Commencement Date and concluding on the earlier of (i) the Completion Date, (ii) twelve (12) months after the Site Acquisition Date, and (iii) the date the Construction Period is otherwise terminated pursuant to Section 5.1 of the Construction Agency Agreement.

          "Contingent Liability" means any agreement, undertaking or arrangement by which any Person directly or indirectly guarantees, becomes surety for, endorses, assumes, agrees to indemnify another Person (the "Deemed Obligor") against, or otherwise remains liable (contingently or otherwise) for the Indebtedness, obligation or liability (the "Assured Obligation") of the Deemed Obligor. Contingent Liability shall be deemed to exist if a Person agrees, becomes or remains liable (contingently or otherwise), directly or indirectly
(a) to purchase or assume, or to supply funds for the payment, purchase or satisfaction of, an Assured Obligation, (b) to make any loan, advance, capital contribution or other investment in, or to purchase or lease any property or services from, a Deemed Obligor (i) to maintain the solvency of the Deemed Obligor, (ii) to enable the Deemed Obligor to meet any other financial condition, (iii) to enable the Deemed Obligor to satisfy any payment of dividends or other distributions upon the shares of any other Person, or (iv) to assure the holder of such Assured Obligation against loss, (c) to purchase or lease property or services from the Deemed Obligor regardless of the non-delivery of or failure to furnish of such property or services, or (d) in respect of any other transaction the effect of which is to assure the payment or performance (or payment of damages or other remedy in the event of nonpayment or nonperformance) of any Assured Obligation.

          "Controlled Group Member" means each trade or business (whether or not incorporated) which, at any time, together with Lessee, Seller or any Subsidiary of any thereof is treated as a single employer under Sections 4001(a)(14) or 4001(b)(1) of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

          "Deed" means the Deed from the Seller to Lessor, conveying the Land Interest and the Facilities and other improvements, if any, located on the Site, in a form acceptable to Lessor and Agent.

          "Designated Owner" has the meaning set forth in Section 12.1 of the Lease.

          "Document Closing Date" has the meaning set forth in Section 2.1 of the Participation Agreement.

                                     A-1-8

          "Dollar" and the symbol "$" shall mean lawful money of the United States of America.

          "Environmental Audit" means a Phase I environmental site assessment (the scope and performance of which meets or exceeds ASTM Standard Practice E1527-93 Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process) prepared by the Environmental Engineer of the Site and such other assessments, investigations, studies or reports (including, without limitation, a Phase II environmental site assessment) requested by Lessor, Agent or any Participant, and shall include the Giles Environmental Report.

          "Environmental Compliance Report" has the meaning set forth in Section 3.1(j) of the Participation Agreement.

          "Environmental Concern Materials" means (a) any flammable substance, explosive, radioactive material, hazardous material, hazardous waste, toxic substance, solid waste, pollutant, contaminant or any related material, raw material, substance, product or by-product of any substance specified in or regulated or otherwise affected by any Environmental Law (including but not limited to any "hazardous substance" as defined in CERCLA or any similar state law), (b) any toxic chemical or other substance form or related to industrial, commercial or institutional activities, and (c) asbestos, gasoline, diesel fuel, motor oil, waste and used oil, heating oil and other petroleum products or compounds, polychlorinated biphenyls, radon and urea formaldehyde.

          "Environmental Engineer" means an environmental consulting firm, which Construction Agent may from time to time select, subject to the approval of Agent and Lessor.

          "Environmental Indemnity" means an Environmental Indemnity Agreement dated as of the date hereof by either (i) Lessee in favor of Lessor, or (ii) Lessor in favor of Agent and Lenders, as the same may be amended, modified, restated or supplemented from time to time in accordance with the terms of the Participation Agreement.

          "Environmental Laws" means any law, whether now existing or subsequently enacted or amended, relating to (a) pollution or protection of the environment, including natural resources, (b) exposure of Persons, including but not limited to employees, to Environmental Concern Materials, (c) protection of the public health or welfare from the effects of products, by-products, wastes, emissions, discharges or releases of Environmental Concern Materials or (c) regulation of the manufacture, use or introduction into commerce of Environmental Concern Materials including their manufacture, formulation, packaging, labeling, distribution, transportation, handling, storage or disposal. Environmental Laws shall include, without limitation, the Resource Conservation and Recovery Act of 1976, (RCRA) 42 U.S.C. (S)(S). 6901-6987, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. (S)(S). 9601-9657, (CERCLA), the Hazardous Materials Transportation Act of 1975, 49 U.S.C.
(S)(S). 1801-1812, the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601-2671, the Clean Air Act, 42 U.S.C. (S)(S) 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (S)(S). 136 et seq. and all

                                     A-1-9
similar federal, state and local environmental laws, ordinances, rules, orders, statutes, decrees, judgments, injunctions, codes and regulations.

          "Environmental Permits" means all permits, licenses, authorizations, registrations, certificates and approvals of Governmental Authorities required by Environmental Laws.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

          "Euro-Dollar Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor thereto), for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding Five Billion Dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference which the interest rate on LIBOR Loans or Eurorate Loans is determined, or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

          "Event of Loss" means (x) the actual or constructive total loss of a Facility or damage to a Facility to an extent rendering repair impractical or uneconomical, in any case as determined by Agent, unless a Lease Default or Lease Event of Default does not exist, in which case, as reasonably determined, good faith, the Board of Directors of Lessee, such determination to be made promptly after the occurrence of such event and to be evidenced by an Officer's Certificate of Lessee delivered to Lessor and Agent, (y) damage to a Facility which results in an insurance settlement on the basis of a total loss or a constructive total loss (including title insurance proceeds) in respect of a total loss of such Facility, or (z) an Event of Taking.

          "Event of Taking" means (a) taking of title to the Site or the Land Interest or (b) any condemnation (other than a requisition of temporary use) or requisition of use for a period scheduled to last beyond the end of the Lease Term, in either case resulting in (i) the loss of use or possession of substantially all of the Site or (ii) the loss of use or possession of a material portion of the Site, in either of clause (i) or clause (ii) as determined by Agent, unless a Lease Default or Lease Event of Default does not exist, as reasonably determined, in good faith, by the Board of Directors of Lessee, such determination to be made promptly after the occurrence of such event and to be evidenced by an Officer's Certificate delivered to Lessor and Agent.

          "Excluded Amounts" mean:

          (a) all indemnity payments and expenses to which Lessor (or the respective successors, assigns, agents, officers, directors or employees of Lessor) is entitled pursuant to the Operative Documents;

          (b) any amounts payable under any Operative Documents to reimburse Lessor (or the respective successor, assigns, agents, officers, directors or employees of Lessor) (including

                                    A-1-10
the expenses of Lessor incurred in connection with any such payment) for performing any of the obligations of Lessee under and as permitted by any Operative Document;

          (c) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies payable to Lessor (or the respective successors, assigns, agents, officers, directors or employees of Lessor);

          (d) any insurance proceeds under policies maintained by Lessor and not required to be maintained by Lessee under the Lease;

          (e) any amount payable to Lessor pursuant to Section 9.9 of the Participation Agreement;

          (f) prior to completion of any foreclosure of the Mortgage or deed in lieu thereof, any expense reimbursements to Lessor, Agent, any Participant or Trustee; and

          (g) any payments of interest on payments referred to in clauses (a) through (f) above.

          "Extension Request" has the meaning set forth in Section 2.10(a) of the Participation Agreement.

          "Extension Term" has the meaning set forth in Section 2.4 of the Lease.

          "Extension Term Commencement Date" has the meaning set forth in
Section 2.4 of the Lease.

          "Facilities" mean all buildings, structures and fixtures located on the Land Interest, but excluding the Land Interest.

          "Fair Market Sales Value" means, as of the date of the determination, the fair market sales value as determined by the an appraiser that would be obtained in an arm's-length transaction between an informed and willing buyer (other than a buyer currently in possession) and an informed and willing seller, under no compulsion to buy or sell, and neither of which is related to any Lessee Party, for the purchase of the Site. Such fair market sales value shall be calculated as the value for the use of the Site, assuming, in the determination of such fair market sales value, that the Site is in the condition and repair required to be maintained by the terms of the Lease (unless such fair market sales value is being determined for purposes of Section 9.2(b) of the Lease, in which case this assumption shall not be made).

          "Federal Funds Rate" means, for any day or period, as applicable, the rate per annum (rounded upwards, if necessary to the nearest 1/100th of 1%) at which Federal funds are offered to Credit Lyonnais in the interbank market to Credit Lyonnais with respect to the Lease Balance, for such period as of 11:00 a.m., New York City time, on such day for such day or such period, as applicable, plus .50%.

                                    A-1-11

          "Fee Letter" means that certain fee letter delivered on or before the Document Closing Date pursuant to Appendix 2 of the Participation Agreement.

          "Final Maturity Date" means the earlier of May 15, 2003 and the fifth anniversary from the Document Closing Date, subject to any extensions pursuant to Section 2.10 of the Participation Agreement.

          "Final Rent Payment Date" has the meaning set forth in Section 18.1(iii)(B)(1) of the Lease.

          "Fixtures" has the meaning set forth in the definition of "Site" herein.

          "Force Majeure" means acts of God, fire, windstorm, flood, explosion, collapse of structures, riot, war, labor disputes, delays or restrictions by governmental bodies (other than delays or restrictions resulting from any Lessees Party's actions or failures to take reasonably foreseeable actions), inability to obtain or use necessary materials or reasonable substitutes, or any other cause beyond the reasonable control of Lessee, other than lack of funds;

provided, that in no event shall an event of Force Majeure be deemed to exist
--------
for more than ninety (90) days.

          "GAAP" means generally accepted accounting principles in the United States, applied on a basis consistent with the principles used in preparing the financial statements of Lessee and its Consolidated Subsidiaries as of March 29, 1998 and for the fiscal year ended most recently prior thereto.

          "Giles Environmental Report" means an Environmental Audit prepared for the Site by Giles Engineering Associates, Inc., as supplemented by a recommendation letter dated as of May 18, 1998, together with a letter from Giles Engineering Associates, Inc. stating that Lessor, Agent, and the Participants may rely on the Giles Environmental Report in all respects, as if the report and the letter were originally addressed to them.

          "Governmental Action" means all applicable permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Authority, or required by any Applicable Laws and Regulations, and shall include, without limitation, all citings, Environmental Permits and operating permits and licenses that are required for the use, occupancy, zoning and operation of the Facilities.

          "Governmental Authority" means any federal, state, county, municipal or other local governmental authority or judicial or regulatory agency, board, body or commission, instrumentality, court or quasi-governmental authority.

          "Guarantors" means each of Lessee and Sublessee, in their capacities as a Guarantor under the Guarantee, and any other guarantors that become party thereto pursuant to the terms of the Operative Documents.

                                    A-1-12

          "Guaranty" means the Guaranty dated as of the date hereof entered into by each Guarantor for the benefit of Agent and Lenders, as the same may be amended, modified, restated or supplemented from time to time in accordance with the terms of the Participation Agreement.

          "Hazardous Material" means any substance, waste or material which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous by listing characteristic or definition under any Environmental Law, including petroleum, crude oil or any fraction thereof, petroleum derivatives, by-products and other hydrocarbons and is or becomes regulated by any Authority, including any agency, department, commission, board or instrumentality of the United States, the States in which any Site is located or any political subdivision thereof and also including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs") and radon gas.

          "Holdover Period" means any period after the Lease Termination Date until the earliest of (i) the sale of the Site pursuant to Section 6.8 of the Lease, (ii) the reduction of the Lease Balance to zero and the payment by Lessee of all Basic Rent, Supplemental Rent and all other amounts then due and payable under the Operative Documents, and (iii) written notice by Agent terminating the Holdover Period pursuant to Section 6.8 of the Lease.

          "Highest Lawful Rate" has the meaning set forth in Section 2.11 of the Participation Agreement.

          "Improvements" has the meaning set forth in the definition of "Site" herein.

          "Indebtedness" of any Person at any date shall mean, without duplication, (1) all obligations of such Person for borrowed money, (2) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (3) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (4) all obligations of such Person as lessee under capital or finance leases, (5) all obligations of such Person under take-or-pay or similar contracts; (6) all obligations of such Person to reimburse or to indemnify the issuer of a letter of credit or guarantee for drawings or payments thereunder, (7) all Debt of other Persons secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (8) all Debt of others Guaranteed by such Person.

          "Indemnitee" means Lessor, each Participant, Agent (in its individual capacity and as Agent, Trust Company and Trustee and the respective affiliates, successors, permitted assigns, permitted transferees, invitees, contractors, servants, employees, officers, directors, shareholders, partners, participants, representatives, attorneys and agents of each of the foregoing Persons;

provided, however, that in no event shall any Lessee Party be an Indemnitee.
--------  -------

          "Insolvency Event" means (a) a proceeding shall have been instituted with respect to any Person (i) seeking to have an order for relief entered in respect of such Person, or seeking a declaration or entailing a finding that such Person is insolvent or a similar declaration or finding, or seeking dissolution, winding-up, charter revocation or forfeiture, liquidation, reorganization, arrangement, adjustment, composition or other similar relief with respect to such Person, its

                                    A-1-13
assets or its debts under any law, relating to bankruptcy, insolvency, relief of debtors or protection of creditors, termination of legal entities or any other similar law now or hereafter in effect, or (ii) seeking appointment of a receiver, trustee, liquidator, assignee, sequestrator or other custodian for such Person or for all or any substantial part of its property and such proceeding shall result in the entry, making or grant of any such order for relief declaration, finding, relief or appointment, or such proceeding shall remain undismissed and unstayed for a period of thirty (30) consecutive days; or

          (b) Any Person shall become insolvent; shall fail to pay, become unable to pay, or state that it is or will be unable to pay, its debts as they become due; shall voluntarily suspend transaction of its business; shall make a general assignment for the benefit of creditors; shall institute (or fail to controvert in a timely and appropriate manner) a proceeding described in (a)(i) of this Definition, or (whether or not any such proceeding has been instituted) shall consent to or acquiesce in any such order for relief, declaration, finding or relief described therein; shall institute (or fail to controvert in a timely and appropriate manner) a proceeding described in clause (a)(ii) above, or (whether or not any such proceeding has been instituted) shall consent to or acquiesce in any such appointment or to the taking of possession by any such custodian of all or any substantial part of its property; shall dissolve, wind-up, revoke or forfeit its charter (or other constituent documents) or liquidate itself or any substantial part of its property; or shall take any in furtherance of any of the foregoing.

          "Inspecting Parties" have the meaning specified in Section 15.1 of the Lease.

          "Insurance Requirements" means all terms and conditions of any insurance policy required by the Lease or the Construction Agent to be maintained by Lessee or Construction Agent and all requirements of the issuer of any such policies.

          "Interest Period" means with respect to any Advance the successive periods commencing on (and including) a Payment Date and ending on (but excluding) the next succeeding Payment Date; provided, however, no Interest
                                             --------  -------
Period during the Lease Term may extend beyond the last Payment Date of the Lease Term; and provided further, that for the initial Advance on the Document
                -------- --------
Closing Date, which occurs on a date other than a Payment Date, the first Interest Period for such portion of the Lease Balance shall be the period commencing on (and including) the date of such Advance and ending on (but excluding) the next succeeding Payment Date; and provided finally, that for any
                                                 -------- -------
Advance, other than the initial Advance on the Document Closing Date, which occurs on a date other than a Payment Date, the first Interest Period for such portion of the Lease Balance shall be the period commencing on (and including) the date of such Advance and ending on (but excluding) the next succeeding Payment Date and interest on the Notes and Yield for such Advance for such initial period shall be determined by reference to the Base Rate.

          "Investor" means Credit Lyonnais Leasing Corp., as Investor under the Operating Documents, and any successor or assign thereto.

          "Investor Contribution" has the meaning set forth in Section 2.4 of the Participation Agreement.

                                    A-1-14

          "Land" has the meaning set forth in the definition of "Site" herein.

          "Land Interest" means that certain real property to be acquired as contemplated by the Operative Documents.

          "Lease" means the Lease and Agreement dated as of the date hereof, between Lessor and Lessee, in the form of Exhibit A to the Participation Agreement, as may be amended, modified, restated or supplemented from time to time in accordance with the terms of the Participation Agreement.

          "Lease Balance" means, as of any date of determination, the sum of the aggregate outstanding principal amount of the Notes plus the Investor Contribution, less any amounts applied pursuant to the Operative Documents in reduction thereof.

          "Lease Default" means any event, condition or failure which, with notice or lapse of time or both, would become a Lease Event of Default.

          "Lease Event of Default" means any event condition or failure designated as a "Lease Event of Default" in Article XVII of the Lease.

          "Lease Term" has the meaning set forth in Section 2.3 of the Lease.

          "Lease Termination Date" means (i) the expiration of the Lease Term, or (ii) if earlier, the termination of Lessee's right to possession pursuant to
Section 18.1 of the Lease.

          "Leasehold Estate" means Lessee's interest in the Site (including the Facilities located thereon) subject to the Lease.

          "Lenders" mean the holders of the Notes.

          "Lessee" means Smart & Final Inc., a Delaware corporation.

          "Lessee Party" means Lessee, Sublessee and any Affiliate thereof (other than Investor, Lessor, or any Lender), that becomes or pursuant to the terms hereof, party to any of the Operative Documents.

          "Lessor" means Smart & Final Realty Trust 1998, a Delaware business trust, and its successors and permitted assigns.

          "Lessor Liens" means Liens on or against the Site or the Lease, or any payment of Rent (a) which result from any act of, or any Claim against, Lessor, Agent or any Participant, in either case, unrelated to the transactions contemplated by the Operative Documents or (b) which result from any tax owed by Lessor, Agent or any Participant, except any Tax for which a Lessee Party is obligated to indemnify.

          "LIBO Period" means for any Interest Period, either one (1), two (2) or three (3) months, as specified by Lessee by irrevocable written notice to Agent received by Agent not later

                                    A-1-15
than three (3) Business Days prior to the commencement of such Interest Period, and in the absence of such specification by Lessee, three (3) months; provided,
                                                                      --------
that no LIBO Period during the Lease Term may extend beyond the last Payment Date of the Lease Term.

          "LIBOR" means with respect to any Interest Period, (i) the London Interbank Offered rate for Dollar deposits for a period comparable to such Interest Period, which rate appears on Telerate screen, page 3750, as of 11:00 a.m., London, England time, on the date that is two Business Days prior to the first day of such Interest Period, or (ii) if such rate shall not be so published on such day, then the arithmetic mean (rounded upward, if necessary, to the nearest one thirty-second of one percent) of the London Interbank Offered rates for Dollar deposits for a period comparable to such Interest Period appearing on the Reuters screen LIBOR page on such day, or (iii) if neither method set forth in the preceding clauses (i) and (ii) is available, such other method for determination as the parties shall agree, or (iv) if such agreement is not promptly reached, then a rate determined for such Interest Period reasonably determined by Agent as the rate then being paid by first-class banking organizations in the London, England interbank market for deposits in Dollars of an amount equal to the amount of the Loan in question, with a maturity identical to the relevant Interest Period.

          "LIBO Rate" shall mean, for any Interest Period, a rate per annum
                                                                  --- -----
equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100th of one percent) by dividing (1) the applicable LIBOR by (2) 1.00 minus
                                                                         -----
the Euro-Dollar Reserve Percentage.

          "LIBO Rate Loans" mean Loans made pursuant to the terms of this Agreement which bears interest at a rate determined by reference to a LIBO Rate.

          "LIBO Rate Advances" means Advances bearing interest or Yield, as applicable, by reference to a LIBO Rate.

          "Lien" means any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

          "Loans" has the meaning set forth in Section 2.1 of the Loan
Agreement.

          "Loan Agreement" means the Loan Agreement dated as of the date hereof, among Lessor, Agent and Lenders, in the form of Exhibit C to the Participation Agreement, as the same may be amended, modified, restated or supplemented from time to time in accordance with the terms of the Participation Agreement.

          "Loan Default" means any event, condition or failure which, with notice, passage of time or a determination by the Required Lenders, as applicable, or any combination of the foregoing, would become a Loan Event of Default.

          "Loan Documents" mean the Loan Agreement, the Notes, the Mortgage, Purchase Agreement, Assignment of Construction Documents, Assignment of Construction Agency

                                    A-1-16

Agreement, and all other documents, filings and instruments executed and delivered in connection with each of the foregoing.

          "Loan Event of Default" means any event, condition or failure designated as a "Loan Event of Default" in Section 7.1 of the Loan Agreement.

          "Loan/Equity Participant" has the meaning specified in Section 6.4(a) of the Participation Agreement.

          "Loss Bid" has the meaning set forth in Section 6.4(b) of the Lease.

          "Loss Bid Notice" has the meaning set forth in Section 6.4(b) of the Lease.

          "Material Adverse Effect" means (a) a material adverse effect on the business, operations, condition (financial or otherwise) or prospects of any Lessee Party or Lessee and its Subsidiaries taken as a whole or (b) an adverse effect on the legality, validity, binding effect, enforceability or admissibility into evidence of any Operative Document, or the ability of Agent, Lessor or any Participant to enforce any rights or remedies under or in connection with the Operative Documents.

          "Maximum Construction Period" means the period commencing on the Document Closing Date and ending on the earliest of (i) the one (1) year anniversary thereafter, (ii) the Completion Date, and (iii) an early termination of the Construction Period pursuant to Section 5.1 of the Construction Agency Agreement.

          "Mortgage" means a Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing Statement from Lessor in favor of Agent, substantially in the form of Exhibit J to the Participation Agreement, as the same may be amended, modified, restated or supplemented from time to time in accordance with the terms of the Participation Agreement.

          "Multiemployer Plan" means a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Consolidated Entities or any ERISA Affiliate and which is covered by Title IV of ERISA.

          "Net Condemnation Proceeds" mean all payments received from any Governmental Authority relating to an Event of Taking after deducting the costs incurred by Lessee, Lessor, Agent or any Participant in respect of the receipt thereof.

          "New Facility" means an approximately 455,000 square foot state-of-the-art distribution warehouse to be built at the Site pursuant to the Plans and Specifications and otherwise pursuant to the Operative Documents.

          "Nonseverable" shall describe an Alteration or part of an Alteration which cannot be readily removed from the Site without causing material damage to or materially impairing the value or utility of the Site.

                                    A-1-17

          "Notes" mean the notes issued by Borrower under the Loan Agreement and denominated as such, substantially in the form of Exhibit A to the Loan Agreement, and any and all Notes issued in replacement or exchange therefor in accordance with the provisions thereof.

          "Officer's Certificate" of a Person means a certificate signed by the President, the Chief Financial Officer, any Executive Vice President, the Comptroller or the Controller of such Person.

          "Operative Documents" means the following documents:

          (1)  Participation Agreement,

          (2)  Lease,

          (3)  Construction Agency Agreement,

          (4)  Loan Agreement,

          (5)  Notes,

          (6)  Guaranty,

          (7)  Lessee Environmental Indemnity,

          (8)  Lessor Environmental Indemnity,

          (9)  Advance Requests,

          (10) Trust Agreement,

          (11) Trust Certificates,

          (12) Sublease,

          (13) Purchase Agreement Assignment,

          (14) Assignment of Construction Documents,

          (15) Deed of Trust,

          (16) Memorandum of Lease,

          (17) UCC Financing Statements naming each of Lessor and Lessee as debtors,

          (18) Collateral Assignment of Construction Agency Agreement and related documents,

          (19) Collateral Assignment of Purchase Agreement and related documents,

                                    A-1-18

          (20) Collateral Assignment of Construction Documents and related documents,

          (21) Fee Letter to be delivered pursuant to Appendix 1 of the Participation Agreement, and all other agreements, instruments or other documents entered into by any of the parties hereto in connection with the Overall Transaction and otherwise in accordance with the terms of the Operative Documents, and copies of which have been provided to Lessee, Lessor and Agent.

          "Original Trust Agreement" means that Trust Agreement dated as of May 13, 1998, between Investor and Trustee, which has been superceded by the Trust Agreement, which amended and restated the Original Trust Agreement.

          "Overall Transaction" means all the transactions and activities referred to in or contemplated by the Operative Documents.

          "Overdue Rate" means the lesser of (a) the highest interest rate permitted by applicable Laws and Regulations and (b) an interest rate per annum equal to two percent (2.00%) above the then-current Base Rate.

          "Participants" mean Lenders and Investor, collectively.

          "Participation Agreement" means the Participation Agreement dated as of the date hereof, among Lessee, Sublessee, Lessor, Participants, Trustee and Agent, as the same may be amended, modified, restated or supplemented from time to time in accordance with the terms of the Participation Agreement.

          "Payment Dates" mean the last Business Day of any January, April, July and October in each year, commencing July 31, 1998, and shall include, in any event, the expiration date of the Lease and the Lease Termination Date; provided, however, that in the event that any Payment Date shall occur on a date
--------  -------
which is not a Business Day, such Payment Date shall be the next following Business Day (unless such next following Business Day is the first Business Day of another calendar month, in which case such Payment Date shall be the immediately preceding Business Day).

          "PBGC" means the Pension Benefit Guaranty Corporation established under Title IV of ERISA or any other governmental agency, department or instrumentality succeeding to the functions of said corporation.

          "Pension-Related Event" shall mean any of the following events or conditions:

          (a) Any action is taken by any Person (i) to terminate, or would result in the termination of, a Plan, either pursuant to its terms or by operation of law (including, without limitation, any amendment of a Plan which would result in a termination under Section 4041(e) of ERISA), or (ii) to have a trustee appointed for a Plan pursuant to Section 4042 of ERISA;

                                    A-1-19

          (b) PBGC notifies any Person of its determination that an event described in Section 4042 of ERISA has occurred with respect to a Plan, that a Plan should be terminated, or that a trustee should be appointed for a Plan;

          (c) Any Reportable Event occurs with respect to a Plan;

          (d) Any action occurs or is taken which could result in Lessee, or any Subsidiary thereof or any Controlled Group Member becoming subject to liability for a complete or partial withdrawal by any Person from a Multiemployer Plan (including, without limitation, seller liability incurred under Section 4204(a)(2) of ERISA), or Lessee or any Subsidiary thereof or any other Controlled Group Member receives from any Person a notice or demand for payment on account of any such alleged or asserted liability; or

          (e) (i) There occurs any failure to meet the minimum funding standard under Section 302 of ERISA or Section 412 of the Code with respect to a Plan, or any tax return is filed showing any tax payable under Section 4971(a) of the Code with respect to any such failure, or Lessee or any Subsidiary thereof or any other Controlled Group Member receives a notice of deficiency from the Internal Revenue Service with respect to any alleged or asserted such failure, or (ii) any request is made by any Person for a variance from the minimum funding standard, or an extension of the period for amortizing unfunded liabilities, with respect to a Plan.

          "Permits" has the meaning set forth in Section 4.1(l) of the Participation Agreement.

          "Permitted Contest" means actions taken by a Person to contest in good faith, by appropriate proceedings initiated timely and diligently prosecuted, the legality, validity or applicability to the Site or any interest therein of any Person of: (a) any law, regulation, rule, judgment, order, or other legal provision or judicial or administrative requirements; (b) any term or condition of, or any revocation or amendment of, or other proceeding relating to, any authorization or other consent, approval or other action by any Governmental Authority; or (c) any Lien or Tax; provided that the initiation and prosecution
                                   --------
of such contest would not: (i) result in, or materially increase the risk of, the imposition of any criminal liability on any Indemnitee; (ii) materially and adversely affect the security interests created by the Operative Documents or the right, title or interest of Agent, Lessor or any Participant in or to the Site or the right of Lessor, Agent or any Participant to receive payment of the principal of or interest on any Note, Investor Contribution of or Yield on the Investor Contribution, Rent or the Lease Balance or any interest therein; or
(iii) materially and adversely affect the fair market value, utility or remaining useful life of the Site or any interest therein or the continued economic operation thereof; and provided further that in any event adequate
                                -------- -------
reserves in accordance with GAAP are maintained against any adverse determination of such contest (with the determination of the adequacy of reserves taking into account the availability of insurance from reputable insurers).

          "Permitted Exceptions" means the exceptions set forth in the Title Policies.

          "Permitted Investments" means (i) full faith and credit obligations of the United States of America, or fully guaranteed as to interest and principal by the full faith and credit of the

                                    A-1-20

United States of America, maturing in not more than one year from the date such investment is made; (ii) certificates of deposit having a final maturity of not more than one year after the date of issuance thereof, issued by either a Lender or by any commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia, which bank is a member of the Federal Reserve System and has a combined capital and surplus of not less than $500,000,000 and with a senior unsecured debt credit rating of at least "A" by Moody's Investors Service, Inc. and "A" by Standard & Poor's Ratings Group;
(iii) commercial paper of companies, banks, trust companies or national banking associations (in each case excluding Lessee and its Affiliates or affiliates) incorporated or doing business under the laws of the United States or one of the States thereof, in each case having a remaining term until maturity of not more than 180 days from the date such investment is made and either issued by a Lender or rated at least P-1 by Moody's Investors Service, Inc. or at least A-1 by Standard & Poor's Ratings Group; and (iv) repurchase agreements maturing within one year with either a Lender or with any financial institution having combined capital and surplus of not less than $500,000,000 with any of the obligations described in clauses (i) through (iii) as collateral, so long as title to the underlying obligations pass to Lessor and such underlying securities shall be segregated in a custodial or trust account for the benefit of Lessor.

          "Permitted Liens" mean Lessor Liens, Permitted Exceptions and such other Liens permitted pursuant to Section 6.08 of that certain Revolving Credit Agreement, dated as of November 20, 1995, between Lessee, the lenders party thereto and Credit Lyonnais Los Angeles Branch, as agent.

          "Person" means an individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or Governmental Authority.

          "Plan" means any employee pension benefit plan within the meaning of
Section 3(2) of ERISA (other than a Multiemployer Plan) covered by Title IV of ERISA by reason of Section 4021 of ERISA, of which Lessee, or any Subsidiary thereof or any other Controlled Group Member is or has been within the preceding five years a "contributing sponsor" within the meaning of Section 4001(a)(13) of ERISA, or which is or has been within the preceding five years maintained for employees of Lessee, or any Subsidiary thereof or any other Controlled Group Member.

          "Plans and Specifications" means, with respect to the Site, the plans and specifications for the New Facility, as amended or supplemented from time to time.

          "Postretirement Benefits" means any liability to provide any postretirement, medical, health or life insurance benefits to any employees or former employees, other than liabilities required to be incurred pursuant to
Part VI, Title 1 of ERISA or Section 4980B of the Code.

          "Proceeds" has the meaning specified in Section 6.4 of the Lease.

                                    A-1-21

          "Prohibited Transaction" means a transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

          "Project Cost" means the aggregate amount paid or advanced by Lessor on each Advance Date with respect to the Land Interest and the Facility located or being constructed thereon.

          "Property" has the meaning set forth in the definition of "Site" herein.

          "Punchlist Amount" has the meaning specified in Section 3.5(a) of the Participation Agreement.

          "Purchase Agreement" means the Agreement to Sell and Purchase Real Property and Escrow Instructions dated as of September 12, 1997, by and between Seller and Sublessee and the First Amendment thereto dated as of April 6, 1998.

          "Purchase Option" has the meaning specified in Section 6.2 of the Lease.

          "Purchase Option Exercise Amount" means, as of any date of determination, the Termination Value.

          "Real Estate Taxes" has the meaning set forth in Section 5.2 of the Lease.

          "Regulated Activity" means the use, Release, generation, treatment, storage, recycling, transportation or disposal of Hazardous Material to the extent such activities are regulated by any Authority.

          "Regulations" mean the income tax regulations promulgated from time to time under and pursuant to the Code.

          "Release" means the release, deposit, disposal or leak of any Hazardous Material into or upon or under any land or water or air, or otherwise into the environment, including by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

          "Rent" means Basic Rent and Supplemental Rent, collectively.

          "Rent Installment Period" means with respect to the Lease, the period commencing on (and including) the date of the Lease and ending on (but excluding) the next succeeding Payment Date, and thereafter, successive periods commencing on (and including) a Payment Date and ending on (but excluding) the next succeeding Payment Date.

          "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty (30) day notice period is waived under applicable PBGC regulation.

                                    A-1-22

          "Required Lenders" means, as of the date of the determination, Lenders having at least 66 2/3% of the aggregate amount of Lenders' Commitment Amount, or, if at any time all such Commitments have been terminated, at least 66 2/3% of the aggregate principal amount of the Loans outstanding at such time.

          "Residual Guaranty Amount" means the product obtained by multiplying the Lease Balance by eighty-six percent (86%).

          "Responsible Officer" of a Person means the President, the Chief Financial Officer, any Executive Vice President and the Comptroller or Controller of such Person.

          "Restricted Payments" means (i) any dividend or other distribution on any shares of Lessee's capital stock declared or authorized as such by the board of directors of Lessee (except dividends payable solely in shares of its capital stock), (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of Lessee's common stock or (b) any option, warrant or other right to acquire shares of Lessee's capital stock.

          "Sale Option" has the meaning specified in Section 6.3 of the Lease.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933.

          "Securities Exchange Act" means the Securities Exchange Act of 1934.

          "Seller" means Certified Grocers of California, Ltd., a California corporation.

          "Shortfall Amount" has the meaning set forth in Section 6.4(c) of the Lease.

          "Significant Sublessees" shall mean each of Smart & Final Stores Corporation and American Foodservice Distributors.

          "Site" has the meaning set forth in the Recitals to the Participation Agreement, and shall include, without limitation, all of the right, title and interest of Seller of the Site (or following the Site Acquisition Date, all right, title and interest of Lessor or Lessee) in and to the following:

          (a) the real property described in Schedule I attached to the Participation Agreement (the "Land"); all buildings, structures and other improvements now or in the future located on the Land (the "Improvements"; the Improvements and the Land are sometimes collectively referred to herein as the "Property");

          (b) all the estate, right, title, claim or demand whatsoever of such Person, in possession or expectancy, in and to the Property or any part thereof;

          (c) all right, title and interest of such Person in and to all of the fixtures, furnishings and fittings of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments,

                                    A-1-23
components, parts and accessories) currently owned or subsequently acquired by such Person and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Property (all of the foregoing in this paragraph (c) being referred to as the "Fixtures");

          (d) all right, title and interest of such Person in and to all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by such Person and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Property, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, refrigerators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers (excluding software), sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph (d) being referred to as the "Equipment");

          (e) all right, title and interest of such Person in and to all substitutes and replacements of, and all additions and improvements to, the Improvements and the Fixtures and Equipment, subsequently acquired by such Person or constructed, assembled or placed by such Person on the Land, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by such Person;

          (f) all right, title and interest of such Person in, to and under all books and records relating to or used in connection with the operation of the Property or the Fixtures or any part thereof; and all general intangibles related to the operation of the Improvements now existing or hereafter arising;

          (g) all right, title and interest of such Person in and to all insurance policies (including title insurance policies) required to be maintained pursuant to the Lease and the Construction Agency Agreement, including the right to collect and receive such proceeds; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Property for the taking by eminent domain, condemnation or otherwise, of all or any part of the Property or any easement or other right therein; and

          (h) all right, title and interest of such Person in and to (to the extent assignable) (i) all consents, licenses, building permits, certificates of occupancy and other

                                    A-1-24
governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof and (ii) all plans and specifications relating to the Property.

          "Site Acquisition Date" has the meaning specified in Section 3.2 of the Participation Agreement.

          "Sublease" means the Sublease, substantially in the form of Exhibit B to the Participation Agreement, from Lessee in favor of Sublessee, as the same may be amended, modified, restated or supplemented from time to time in accordance with the terms of the Participation Agreement.

          "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other subsidiaries of that Person or a combination thereof.

          "Supplemental Rent" means any and all amounts, liabilities and obligations, other than Basic Rent, which Lessee assumes or agrees or is otherwise obligated or designated to pay under the Lease or any other Operative Document (whether or not designated as Supplemental Rent) to Lessor, Agent, any Participant, Trustee or any other Person, including amounts under Section 9.1 of the Lease, Additional Costs and indemnities and damages for breach of any covenants, representations, warranties or agreements.

          "Tangible Net Worth" shall mean, as to any Person at any date, the following (determined on a consolidated basis, without duplication, and in accordance with generally accepted accounting principles):

          (a) the gross book value of assets (excluding goodwill, patents, trademarks, tradenames, organization expense, treasury stock, unamortized debt discount and expense, deferred charges and other like intangibles), minus
                                                                    -----

          (b) the sum of (i) reserves applicable to the assets referred to in the foregoing clause (a), and (ii) all liabilities (including accrued and deferred income taxes and subordinated Indebtedness).

          "Taxes" and "Tax" mean any and all fees (including documentation, recording, license and registration fees), taxes (including income (whether net, gross or adjusted gross), financial institutions, franchise, gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto.

          "Termination Value" means, as of any determination date, an amount equal to the sum of (i) the aggregate outstanding principal of the Notes and the accrued and unpaid interest thereon, (ii) the aggregate outstanding amount of the Investor Contributions and all accrued amounts due on account of the Yield, plus (iii) all other fees, expenses and amounts (including,

                                    A-1-25
without limitation, Supplemental Rent) due and owing by any Lessee Party under any of the Operative Agreements.

          "Title Insurance Company" means Old Republic Title Insurance Company and its successors and assigns, or such other title insurance company as shall be acceptable to Lessor and Agent.

          "Title Policies" have the meaning specified in Section 3.2(b) of the Participation Agreement.

          "Transaction Costs" shall mean all transaction costs and expenses incurred by Credit Lyonnais Los Angeles Branch as Agent, any Participant, Trustee, any Lessee Party and Lessor in connection with the preparation, negotiation, execution, delivery, performance and administration of the Operative Documents and Agent's syndication of the Notes, in each case including, without limitation, (a) the legal fees and expenses of counsel to Agent of (b) fees and expenses of Lessee, (c) the expenses of Lessor, (d) all appraisal fees and expenses, including the cost of an appraisal obtained by Lessor with respect to the Facilities upon a Lease Default or Lease Event of Default, (e) all costs and expenses of the preparation of the Environmental Audits, (f) fees payable pursuant to the Fee Letter, and (g) all recording, filing fees and expenses, including fees and expenses of the Title Insurance Company.

          "Trust" shall mean Lessor.

          "Trust Agreement" shall mean the Amended and Restated Trust Agreement dated as of the date hereof, between Investor and the Trustee, as amended, supplemented and otherwise modified from time to time in accordance with the terms thereof and of any other Operative Agreement.

          "Trust Company" means Wilmington Trust Company, in its individual capacity.

          "Trustee" shall mean Wilmington Trust Company, not in its individual capacity, but solely in its capacity as trustee under the Trust Agreement, and any successor trustee under the Trust Agreement.

          "Trust Estate" shall have the meaning set forth in the Trust
Agreement.

          "Turnover Date" has the meaning set forth in Section 12.1 of the Lease.

          "UCC" means the Uniform Commercial Code of New York or any other applicable jurisdiction.

          "Yield" has the meaning set forth in the Fee Letter.

                                    A-1-26

                            PARTICIPATION AGREEMENT

                                   APPENDIX 2

                 CONDITIONS PRECEDENT TO DOCUMENT CLOSING DATE

          All documents and instruments required to be delivered on the Document Closing Date shall be delivered at the offices of Latham & Watkins, 855 Third Ave., New York, New York, or at such other location as may be determined by Agent and Lessee. Each of the following conditions shall be satisfied, as determined by Agent, Lessor and each Participant (other than conditions such entity is required to fulfill) in their respective sole discretion, or waived thereby in writing.

          (a) Authorization, Execution and Delivery of Documents; No Default.
              --------------------------------------------------------------
The Operative Documents shall have been duly authorized, executed and delivered by each of the other parties thereto, shall (to the extent the form and substance thereof shall not be prescribed hereby) be in form and substance satisfactory to Lessor and Agent and each Participant and an executed counterpart of each thereof shall have been delivered to Lessor and Agent. Each Lender shall have received an original, duly executed Note registered in such Lender's name. Investor shall have received an original, duly executed Trust Certificate registered in Investor's name. Each of the Participation Agreement, the Lease, the Sublease, the Trust Agreement, the Guaranty, the Loan Agreement, the Notes, the Trust Certificates, the Mortgage and the other Operative Documents shall be in full force and effect as to all other parties, and no Lease Default or Lease Event of Default shall have occurred or be continuing.

          (b) Litigation.  No action or proceeding shall have been instituted or
              ----------
threatened nor shall any governmental action be instituted or threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin or prevent the performance of this Agreement or any transaction contemplated hereby or by any other Operative Document or which is reasonably likely, in the sole opinion of Agent, Lessor, or any Participant, to have a Material Adverse Effect.

          (c) Legality, etc.  The transactions contemplated by the Operative
              --------------
Documents shall not violate any Applicable Laws and Regulations and no change shall have occurred or been proposed in Applicable Laws and Regulations that would make it uneconomic or illegal for any party to any Operative Document to participate in any of the transactions contemplated by the Operative Documents or otherwise would prohibit the consummation of any transaction contemplated by the Operative Documents or expand the duties, obligations and risks of Lessor, Agent or any Participant.

          (d) Governmental Approvals.  All necessary or advisable Governmental
              ----------------------
Actions, in each case required by any Applicable Laws and Regulations, shall have been obtained or made and be in full force and effect.

                                     A-2-1

          (e) Requirements of Law.  The transactions contemplated by the
              -------------------
Operative Documents do not and will not violate in any Applicable Laws and Regulations and do not and will not subject Lessor, Agent or any Participant to any adverse regulatory prohibitions or constraints.

          (f) Opinions.  The following opinions, each dated the Document Closing
              --------
Date, substantially in the form set forth in the Exhibit noted below, and containing such other matters as the parties to whom they are addressed shall reasonably request, shall have been addressed to each of Lessor, Agent and Participants, and delivered to Lessor and Agent:

               (i) the opinion of Donald G. Alvarado, Esq., general counsel for Lessee (Exhibit K-1); and

               (ii) the opinion of Richards, Layton & Finger, special counsel for Trustee (Exhibit K-2).

          (g) Lessee Parties Corporate Status and Proceedings.  On or prior to
              -----------------------------------------------
the Document Closing Date, Lessor and Agent shall have received:

               (i) certificates of existence and good standing with respect to each Lessee Party from (a) the Secretary of State of the State of each such Lessee Party's incorporation, (b) the Secretary of State of the State of each such Lessee Party's principal place of business, and
          (c) the Secretary of State of the State of California, which is the state in which the Site is located, each dated no earlier than the tenth (10th) day prior to the Document Closing Date;

          (ii) copies of each Lessee Party's certificate of incorporation, certified by the Secretary of State of the State of its incorporation no earlier than the tenth (10th) day prior to the Document Closing Date; and

          (iii) with respect to each Lessee Party, Officer's Certificates substantially in the form of Exhibit L, dated the Document Closing
                                  ---------
     Date, with respect to such Person's governing documents, resolutions and incumbent officers, representations and warranties, absence of defaults and all consents, authorizations and filings required to consummate the Overall Transactions.

          (h) Representations and Warranties True; Absence of Defaults and
              ------------------------------------------------------------
Material Adverse Effect.  Each representation and warranty of each Lessee Party
-----------------------
contained herein or in any other Operative Document shall be true and correct in all material respects as though made on and as of the Document Closing Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date. No Lease Default or Lease Event of Default shall have occurred and be continuing. Since January 5, 1998, no Material Adverse Effect shall have occurred.

          (i) Trustee Officer's Certificate.  Lessor and Agent shall have
              -----------------------------
received a certificate of the Secretary or Assistant Secretary of the Trustee attaching and certifying as to (i) the corporate authority for the execution, delivery and performance by Trustee of each Operative

                                     A-2-2

Document to which it is or will be a party and (ii) the incumbency and signature of persons authorized to execute and deliver such documents on behalf of Trustee.

          (j) Lessor Officer's Certificate.  Agent shall have received (x) a
              ----------------------------
certificate of the Secretary or Assistant Secretary of Lessor attaching and certifying as to (i) the corporate authority for the execution, delivery and performance by Lessor of each Operative Document to which it is or will be a party, (ii) its organizational documents, and (iii) the incumbency and signature of persons authorized to execute and deliver such documents on behalf of Lessor and (y) a good standing certificate from the appropriate Governmental Authority as to Lessor's good standing.

          (k) Filings and Recordings.  All filings or recordings enumerated and
              ----------------------
described in Schedule 3.2(a) hereof, as well as all other filings and recordings
             ---------------
necessary or advisable, including precautionary financing statements, to perfect the rights, titles and interests of Lessor, Participants and Agent intended to be created by the Operative Documents shall have been made, or shall have been arranged to be made promptly thereafter, in the appropriate places or offices. All recording and filing fees and taxes with respect to any recordings or filings made pursuant to this Agreement shall have been paid in full, and satisfactory evidence thereof shall have been delivered to Lessor and Agent, or arrangements for such payment shall have been made to the satisfaction of Lessor and Agent.

          (l) Lien Searches.  Lessor and Agent shall have received the results
              -------------
of a recent search by a Person of the Uniform Commercial Code, judgment and tax lien filings which may have been filed in the State of California or the state of incorporation of any Lessee Party with respect to personal property of any Lessee Party.

          (m) Survey.  Lessor, Agent and the Title Company shall have received,
              ------
a survey of the Site, certified to Agent, the Lessor and the Title Company in a manner reasonably satisfactory to them, dated as of a date within ninety (90) days of the Document Closing Date, by an independent professionally licensed land surveyor satisfactory to Lessor and Agent, which survey shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1997, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such survey the following: (i) the locations on the Site of all the buildings, structures and other improvements, if any, and the established building setback lines; (ii) the lines of streets abutting the Site; (iii) all access and other easements appurtenant to the Site; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the Site, whether recorded, apparent from a physical inspection of the Site or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building, structures and improvements on the Site; and (vi) if the Site is described as being on a filed map, a legend relating the survey to said map.

          (n) Preliminary Title Insurance.  Lessor and Agent shall have received
              ---------------------------
from the Title Insurance Company pro forma Title Policies.

                                     A-2-3

          (o) Environmental Site Assessment.  Prior to the Document Closing
              -----------------------------
Date, Lessor and Agent shall have received the Giles Environmental Report. The Giles Environmental Report shall contain recommendations with respect to additional investigation and remedial work that is necessary or desirable at the Site and shall be in form and substance satisfactory to Lessor, Agent and each Participant.

          (p) Appraisal.  Not less than two (2) Business Days prior to the
              ---------
Document Closing Date, Lessor and Agent shall have received a preliminary Appraisal which will establish (by the use of appraisal methods satisfactory to Agent) (i) the Fair Market Sales Value of the Site as of the Site Acquisition Date, and (ii) the Fair Market Sales Value of the Site "as completed" as contemplated by the Operative Documents and the Plans and Specifications as of the end of the Construction Period.

          (q) Construction Schedule.  Lessor and Agent shall have received a
              ---------------------
copy of the schedule prepared by or at the direction of the Construction Agent showing the estimated timetable for completion of the new facility to be constructed on the Site.

          (r) Budget.  Lessor and Agent shall have received a copy of the budget
              ------
with respect to the construction of the new facility to be constructed or installed on the Site.

          (s) Plans and Specifications.  If requested, Lessor and Agent shall
              ------------------------
have received a copy of the Plans and Specifications with respect to the new facility to be constructed or installed on the Site.

          (t) No Event of Loss.  No Event of Loss shall have occurred in respect
              ----------------
of the Site. No action shall be pending or threatened by any Governmental Authority to initiate a Condemnation or an Event of Taking in respect of the Site.

          (u) Fee Letter, Fees.  Agent and Investor shall have received from
              ----------------
Lessee (i) the Fee Letter, duly executed and delivered, and (ii) the fees to be paid as of the Document Closing Date pursuant thereto.

                                     A-2-4

                            PARTICIPATION AGREEMENT

                                  SCHEDULE II

                        INVESTOR AND LENDER COMMITMENTS
                        -------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                       LENDERS PERCENTAGE
                                                                                       ------------------
                                    COMMITMENT                                        OF AGGREGATE LENDERS'
                                    ----------                                        ---------------------
        PARTICIPANT                   AMOUNT              COMMITMENT PERCENTAGE         COMMITMENT AMOUNT
        -----------                   ------              ---------------------        ------------------
                                   (IN DOLLARS)
-----------------------------------------------------------------------------------------------------------
LENDERS
-----------------------------------------------------------------------------------------------------------
Credit Lyonnais Los              $18,800,000.00                 62.67%                      65.278%
Angeles Branch
-----------------------------------------------------------------------------------------------------------
Cooperatieve Centrale            $10,000,000.00                 33.33%                      34.722%
Raiffeisen-Boerenleenbank
B.A., "Rabobank
Nederland," New York
Branch
-----------------------------------------------------------------------------------------------------------
LENDERS' SUBTOTAL                $28,800,000.00                 96.00%                      100.00%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
INVESTOR
---------------------------------------------------------------------------
Credit Lyonnais Leasing          $ 1,200,000.00                  4.00%
Corp.
---------------------------------------------------------------------------
INVESTOR SUBTOTAL                $ 1,200,000.00                  4.00%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
TOTAL                            $30,000,000.00                100.00%
---------------------------------------------------------------------------

                            PARTICIPATION AGREEMENT

                                  SCHEDULE III

              NOTICE AND DELIVERY INFORMATION AND FUNDING OFFICES
              ---------------------------------------------------

Lessee and Sublessee:               Smart & Final Inc.
                                    4700 South Boyle Avenue
                                    Los Angeles, California  90058
                                    Attention:      Martin A. Lynch
                                    with a copy to: Donald G. Alvarado, Esq.
                                    Telephone: (213) 589-9726
                                    Facsimile: (213) 589-0415

Lessor:                             Smart & Final Realty Trust 1998
                                    1100 North Market Street
                                    Rodney Square North
                                    Wilmington, Delaware 19890-0001
                                    Attention:   Corporate Trust Administration
                                    Telephone:   (302) 651-1000
                                    Facsimile:   (302) 651-8882

Agent:                              Credit Lyonnais Los Angeles Branch
(address for notices                515 South Flower Street
 and deliveries)                    Los Angeles, California 90071
                                    Attention:   Rita Raychaudhuri
                                    Telephone:   (213) 362-5900
                                    Facsimile:   (213) 623-3437

Lenders:                            Credit Lyonnais Los Angeles Branch
(funding office)                    515 South Flower Street
                                    Los Angeles, California 90071
                                    Attention:   Rita Raychaudhuri
                                    Telephone:   (213) 362-5900
                                    Facsimile:   (213) 623-3437

                                     III-1

                                    Cooperative Centrale
                                    Raiffeisen-Boerenleenbank B.A.,
                                    "Rabobank Nederland," New York Branch
                                    245 Park Avenue, 36th Floor
                                    New York, New York 10167
                                    Attention: Corporate Services
                                    Telephone: (212) 916-7800
                                    Facsimile: (212) 818-0233
                                    with a copy to:  Bradford F. Scott
                                    Four Embarcadero Center, Suite 3200
                                    San Francisco, CA  94111
                                    Telephone: (415) 782-9809
                                    Facsimile: (415) 986-8349

Investor:                           Credit Lyonnais Leasing Corp.
                                    1301 Avenue of the Americas
                                    New York, New York  10019
                                    Attention: Leasing Administration
                                    Telephone: (212) 261-7823
                                    Facsimile: (212) 261-3448

Trustee:                            Wilmington Trust Company
                                    1100 North Market Street
                                    Rodney Square North
                                    Wilmington, Delaware  19890
                                    Attention: Corporate Trust Administration
                                    Telephone: (302) 651-1000
                                    Facsimile: (302) 651-8882

                                     III-2

                            PARTICIPATION AGREEMENT

                                   SCHEDULE I

                                Site Description
                                ----------------

                                 See attached.

                            PARTICIPATION AGREEMENT

                                SCHEDULE 3.2(a)

                             FILINGS AND RECORDINGS


                                   3.2(a)-1

                            PARTICIPATION AGREEMENT

                                SCHEDULE 4.1(b)

                               GOVERNMENT ACTIONS

                                   4.1(m)-1

                            PARTICIPATION AGREEMENT

                                SCHEDULE 4.1(s)

                                  ERISA PLANS

                                   4.1(s)-1

                            PARTICIPATION AGREEMENT

                                   EXHIBIT G

                           FORM OF INVESTOR'S LETTER
                           -------------------------

                                     [DATE]

Smart & Final Realty Trust 1998
4700 South Boyle Avenue
Los Angeles, CA  90058


Credit Lyonnais Los Angeles Branch, as Agent
[address]


Jane Orenstein, Esq.
Smart & Final Inc.
4700 South Boyle Avenue
Los Angeles, CA  90058



          Ladies and Gentlemen:

          Capitalized terms used in this letter and not otherwise defined herein, unless the context otherwise requires, shall have the meanings assigned thereto in Appendix 1 to that certain Participation Agreement (as amended, the
           ----------
"Participation Agreement") dated as of ___________, 1998, among Smart & Final Inc., as Lessee, Smart & Final Realty Trust 1998, as Lessor, Credit Lyonnais Leasing Corp., as Investor, the financial institutions party thereto from time to time, as Lenders, Wilmington Trust Company, as Trustee, and Credit Lyonnais Los Angeles Branch, not in its individual capacity except as expressly stated therein, but solely as Agent for Lessor and Participants.

          The undersigned has agreed to purchase:  [check applicable box]

[ ]  (1)  the [Note] [Trust Certificate] numbered No. __, dated as of ________,
          199_ and in an original amount of __________________ Dollars ($__________) from ___________,

[ ]  (2)  a portion, in the amount of $___________,  of the [Note] [Trust
          Certificate] numbered No. __, dated as of ________, 199_ and in an original amount of __________________ Dollars ($__________) from
          _____________ (the "Current  Holder"), or

[ ]  (3)  participation, in the amount of $___________,  of  the [Note] [Trust
          Certificate] numbered No. __, dated as of ________, 199_ and in an original amount of __________________ Dollars ($__________) from
          ______________,

          and desires that Lessee and Agent consent to the purchase by the undersigned of the afore-described interest and:

     in the case of clause (1) above, Lessor, shall execute and deliver to the undersigned a new [Note] [Trust Certificate] in the current amount of No. __ in the name of the undersigned, or in the case of clause (2) above, Lessor shall execute and deliver (i) to the undersigned a new [Note] [Trust Certificate] in the amount of $____________ in the name of the undersigned, and (ii) to the Current Holder a new [Note] [Trust Certificate] in the amount of the excess of the current amount of No __ over the amount specified in the immediately preceding clause (i).

          The undersigned hereby represents and warrants as of the date hereof to the addressees hereof as follows:

          (a) The transfer of the [Note] [Trust Certificate], or the portion thereof or participation therein being purchased by the undersigned (the [Note] [Trust Certificate] or such portion or participation, as applicable, is called the "Interest"), to the undersigned is not to or in connection with any arrangement or understanding in any way involving any employee benefit plan (or its related trust), as defined in Section 3(3) of ERISA, or with the assets of any such plan (or its related trust), as defined in Section 4975(e)(1) of the Code (other than a governmental plan, as defined in Section 3(32) of ERISA);

          (b) The Interest is being acquired by the undersigned for investment and not with a view to the resale or distribution of such interest or any part thereof, but without prejudice, however, to the right of the undersigned at all times to sell or otherwise dispose of all or any part of such interest under a registration available under the Securities Act of 1933, as amended, or under an exemption from such registration available under such Act, it being understood that the disposition by the undersigned of the Interest to be purchased by the undersigned shall, at all times, remain entirely within its control;

          (c) Neither the undersigned nor any Person authorized to act on its behalf has directly or indirectly offered to sell the Interest or the related [Note] [Trust Certificate] or any security similar thereto, to, or otherwise approved or negotiated with respect thereto with, anyone other than Participants, and neither it nor any Person authorized to act on its behalf will so offer or sell in violation of Section 5 of the Securities Act of 1933, as amended, or securities or blue sky law of any applicable jurisdiction;

          (d) The representations and warranties set forth in Section [4.2] [4.5] of the Participation Agreement are accurate with respect to the undersigned (other than as such representations and warranties relate to the execution and delivery of Operative Documents);

          (e) The undersigned agrees to be bound by the provisions of Section
6.3 of the Participation Agreement in connection with its acquisition of the Interest and any subsequent transfer thereof; and

          (f) In the case of a purchase as described in clause (1) or clause (2) above, such purchase is being made pursuant to the Assignment and Assumption in the form of Exhibit M to the Participation Agreement. In the case of a purchase of a participation as described in clause (3) above, such purchase is being made pursuant to a participation agreement in the form satisfactory in form and substance to the parties thereto and the Agent.

          The undersigned acknowledges that by execution of this letter it shall be bound by all obligations (whether or not accrued) under and, in the case of a transfer of the [Note] [Trust Certificate] or a portion thereof as described in clause (1) or (2) above, shall have become a party to, all Operative Documents to which its transferor was a party.

          The undersigned understands that neither the [Note] [Trust Certificate] or the Interest has been or will be registered or qualified under the Securities Act of 1933, as amended, or any securities or "blue sky" laws of any jurisdiction and that none of Agent, Lessor, Lessee or any Participant has an obligation to effect such registration or otherwise assist in the disposition of the Note or Note Interest.

                                 Very truly yours,



                                 By:_____________________________
                                    Name:________________________
                                    Title:_______________________

          Consent to the acquisition of the aforementioned Interest by:

SMART & FINAL INC.
  as Lessee



By:_______________________
  Name:___________________
  Title:__________________

CREDIT LYONNAIS LOS ANGELES BRANCH, not in its individual capacity, but solely as Agent



By:_______________________
  Name:___________________
  Title:__________________

                            PARTICIPATION AGREEMENT

                                   EXHIBIT E

                            FORM OF ADVANCE REQUEST
                            -----------------------



                                ADVANCE REQUEST

TO: Credit Lyonnais Los Angeles Branch ("Agent") under the Participation Agreement, dated as of ____________, 1998 (as amended, the "Participation Agreement"), among Smart & Final Inc., as Lessee, Smart & Final Stores Corporation, as Sublessee, Smart & Final Realty 1998, as Lessor, Credit Lyonnais Leasing Corp., as Investor, Lenders party thereto and Agent (all capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Participation Agreement, unless the context otherwise requires).

FROM:       [Smart & Final Inc.] [Smart & Final Stores Corporation]

DATE:       _____________________________

REGARDING:  Advance Request
            ---------------

            [Smart & Final Inc.] [Smart & Final Stores Corporation] hereby represents, warrants and certifies as follows:

          1. This Advance Request is delivered pursuant to Section 2.5 of the Participation Agreement.

          2. Lessee hereby requests an Advance pursuant to the Participation Agreement in the amount of $__________ [which amount shall not be less than One Million Dollars ($1,000,000), except pursuant to Section 3.5 of the Participation Agreement]].

          3.  The proposed Advance Date is ____________________.

          4.  The purposes of the Advance Request are detailed on Annex A, which
                                                                  -------
is true, correct and complete.

          5. The Construction Agent requests that the Loans and Investor Contributions be made as [Base Rate] [LIBO Rate] Advances.

          6. The Lessee requests that the disbursement of funds advanced in connection with Transaction Costs be sent by wire transfer in accordance with the payment instructions attached hereto as Annex B.
                                            -------

          7. That (a) each and every representation and warranty of Lessee Parties contained in the Operative Documents is true and correct in all material respects on and as of such Advance Date as though made on and as of such Advance Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;
(b) no Lease Default and no Lease Event of Default has occurred and is continuing; (c) each Operative Document to which any Lessee Party is a party is in full force and effect with respect to it; and (d) each Lessee Party has duly performed and complied with all covenants, agreements and conditions contained herein or in any other Operative Document required to be performed or complied with by it on or prior to such Advance Date.

          8. [With respect to Advances for Construction Costs:] The unused Commitments will be sufficient to complete the New Facility and the New Facility can be completed pursuant to the Construction Schedule delivered pursuant to Appendix 2 of the Participation Agreement and prior to the one year anniversary following the Document Closing Date.

          9. [With respect to Advances for Construction Costs:] Attached hereto are lien waivers from each contractor, subcontractor, supplier and materialmen which Construction Agent believes may receive total compensation for services rendered or materials supplied in connection with the construction of the related improvements of Two Hundred Fifty Thousand Dollars ($250,000) or more; each such lien waiver evidences that such contractor, subcontractor, supplier or materialmen has been paid in full for all work performed or materials supplied to the date of this Advance Request, other than work which is the subject of such request.

                                 [SMART & FINAL INC.] [SMART & FINAL
                                 STORES CORPORATION]



                                 By:_________________________________
                                    Name:____________________________
                                    Title:___________________________

[Attachments:

Annex A -  Information regarding Advance Request

Annex B -  Wire transfer instructions for the disbursement of funds]

                            PARTICIPATION AGREEMENT

                                   EXHIBIT I

              Form of Collateral Assignment of Purchase Agreement
              ---------------------------------------------------

                                 See attached.

                                      N-1